UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-07076

Wilshire Mutual Funds, Inc.
(Exact name of Registrant as specified in charter)

Wilshire Associates Incorporated
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401-1085
(Address of principal executive offices) (Zip code)

Jason A. Schwarz, President
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401-1085
(Name and address of agent for service)

Registrant’s telephone number, including area code: 310-451-3051

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Wilshire Mutual Funds

ANNUAL REPORT

Large Company Growth Portfolio
Large Company Value Portfolio
Small Company Growth Portfolio
Small Company Value Portfolio
Wilshire 5000 Indexsm Fund
Wilshire International Equity Fund

December 31, 2014
 http://advisor.wilshire.com

Wilshire Mutual Funds Table of Contents

Shareholder Letter	1
Commentary:
Large Company Growth Portfolio	4
Large Company Value Portfolio	8
Small Company Growth Portfolio	12
Small Company Value Portfolio	16
Wilshire 5000 IndexSM Fund	20
Wilshire International Equity Fund	26
Disclosure of Fund Expenses	32
Condensed Schedules of Investments:
Large Company Growth Portfolio	35
Large Company Value Portfolio	37
Small Company Growth Portfolio	39
Small Company Value Portfolio	41
Wilshire 5000 IndexSM Fund	43
Wilshire International Equity Fund	45
Statements of Assets and Liabilities	49
Statements of Operations	52
Statements of Changes in Net Assets	54
Financial Highlights:
Large Company Growth Portfolio	60
Large Company Value Portfolio	62
Small Company Growth Portfolio	64
Small Company Value Portfolio	66
Wilshire 5000 IndexSM Fund	68
Wilshire International Equity Fund	72
Notes to Financial Statements	74
Report of Independent Registered Public Accounting Firm	87
Additional Fund Information	88
Tax Information	91
Board Approval of Advisory Agreement	93

This report is for the general information of the shareholders of Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund and Wilshire International Equity Fund. Its use in connection with any offering of a Portfolio’s shares is authorized only if accompanied or preceded by the Portfolio’s current prospectus.

Wilshire Mutual Funds, Inc. are distributed by SEI Investments Distribution Co.

Wilshire Mutual Funds Letter to Shareholders (Unaudited)

Dear Wilshire Mutual Fund Shareholder:

We are pleased to present this annual report to all shareholders of the Wilshire Mutual Funds. This report covers the period from January 1, 2014 to December 31, 2014, for all share classes of the Large Company Growth Fund, Large Company Value Fund, Small Company Growth Fund, Small Company Value Fund, Wilshire 5000 Index Fund, and Wilshire International Equity Fund.

Market Environment

U.S. Equity Market

2014 was another strong year for the domestic equity market with the Wilshire 5000 IndexSM gaining 12.71%. This advance marked the Wilshire 5000’s sixth consecutive year of positive returns and a 164.21%** advance since the end of 2008. All style and size segments delivered positive returns, with large capitalization securities outperforming their smaller capitalization counterparts across all style segments. Growth stocks outpaced value stocks within the large capitalization space while value outpaced growth for small capitalization securities.

After a strong first half of the year, the market stalled in the third quarter. A strong positive return in August prevented the first down quarter in two years as the market lost ground in both July and September. Equity markets experienced a volatile third quarter, despite the relatively mild quarter-end return numbers, as investors were confronted with numerous geopolitical events, including continued problems in Ukraine, U.S. military involvement in Iraq and Syria, and pro-democracy protests in Hong Kong. Stocks advanced in the fourth quarter as oil prices fell, U.S. economic growth accelerated, the U.S. Dollar strengthened, and the Federal Reserve said that it would be “patient” in raising interest rates. The Utilities, Health Care, and Information Technology sectors were the best performing sectors for the year, returning 26.56%, 24.90%, and 16.47%, respectively, while the Energy and Telecom Services sectors had negative yearly performance, returning -6.28% and -1.52%, respectively.

International Equity Market

Developed international markets, as represented by the MSCI EAFE Index, struggled in 2014, returning -4.90%. After lingering concerns over economic and political uncertainty and turmoil between Russia and Ukraine put pressure on markets in the first quarter, global markets marched solidly upward in the second quarter. Europe’s fiscal woes continued into the second half of the year as investors digested weak economic data and the European Central Bank drove short-term rates into negative territory. European markets closed 2014 in negative territory as the euro hit a two year low against the U.S. Dollar. Similarly, after advancing in the second quarter, Japanese equities retracted in the second half of the year against the backdrop of a rapidly depreciating currency and fading enthusiasm for Prime Minister Abe’s economic program. Emerging markets again lagged in 2014 as rising geopolitical risk, deflating currencies and the end of U.S. quantitative easing rattled investors. The MSCI Emerging Markets Index returned -2.19% for the year.

Bond Market

Fixed income performance was strong in 2014 as falling interest rates and disappointing economic data from international markets created a favorable backdrop for bonds, driving investors to safe-haven U.S. assets. The Barclays U.S. Aggregate Bond Index returned 5.97%, its highest yearly return since 2011. Treasury inflation-protected securities (TIPS) performed well during the first half of the year but struggled during the second half as the price of oil rapidly declined. Similar to TIPS, high yield securities lagged during the second half of the year as lower crude oil prices worried investors as many issuers of high yield securities are Energy sector companies. Despite declining in the third and fourth quarter, both the Barclays U.S. TIPS Index and the Barclays U.S. High Yield Index had positive performance for the year, returning 3.64% and 2.45%, respectively. Throughout 2014, the 10-year Treasury yield declined 87 basis points to end 2014 at 2.17%.

Wilshire Mutual Funds Letter to Shareholders (Unaudited) - (Continued)

During the fourth quarter, the Federal Reserve ended its bond-purchase program. With quantitative easing complete, investors turned their focus to the Federal Reserve’s likely timetable for increasing short-term interest rates. The Central Bank stated that it would be “patient in beginning to normalize the stance of monetary policy”, with the exact timing of rate increases to be ultimately dictated by economic factors.

Fund Performance Review

The Wilshire Mutual Funds turned in mixed performance in 2014. The Wilshire Large Company Growth Portfolio Institutional Class returned 8.32% for the year, underperforming the Russell 1000 Growth Index return of 13.05%. The Wilshire Large Company Value Portfolio Institutional Class returned 11.05% for the year, underperforming the Russell 1000 Value Index return of 13.45%. The Wilshire Small Company Growth Portfolio Institutional Class returned 3.75% for the year, underperforming the Russell 2000 Growth Index return of 5.60%. The Wilshire Small Company Value Portfolio Institutional Class returned 6.47% for the year, outperforming the Russell 2000 Value Index return of 4.22%. The Wilshire 5000 IndexSM Fund Institutional Class returned 12.60% for the year, modestly underperforming the Wilshire 5000 IndexSM return of 12.73%. Lastly, the Wilshire International Equity Fund Institutional Class returned -6.16% for the year, underperforming the MSCI All Country World ex U.S. Index return of -3.87%.

We are mindful that markets can behave erratically and trends shift swiftly. You can expect us to continue to work diligently to manage your investments and seek to generate returns commensurate with the Funds’ investment objectives. As always, we appreciate your continued support and confidence.

As always, we sincerely appreciate your continued support and confidence in Wilshire Associates.

Sincerely,

Jason Schwarz
 President, Wilshire Mutual Funds, Inc.

Index returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any management fees, transactions costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

In addition to the normal risks associated with investing, international investments may involves risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Investments in smaller companies typically exhibit higher volatility.

Investing involves risk including loss of principal. This report identifies the Portfolios’ investments on December 31, 2014. These holdings are subject to change. Not all investments in each Portfolio performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

Wilshire Mutual Funds Letter to Shareholders (Unaudited) - (Continued)

**
Expense Ratios: Wilshire Large Company Growth Portfolio: Institutional Class – 1.06%; Investment Class – 1.36%. Wilshire Large Company Value Portfolio: Institutional Class – 0.97%; Investment Class – 1.25%. Wilshire Small Company Growth Portfolio: Institutional Class – 1.20%; Investment Class – 1.62% (gross), 1.50% (net). Wilshire Small Company Value Portfolio: Institutional Class – 1.20%; Investment Class – 1.58% (gross), 1.50% (net). Wilshire 5000 Index Fund: Institutional Class – 0.46%; Investment Class – 0.68%. Wilshire International Equity Fund: Institutional Class – 1.50% (gross), 1.25% (net); Investment Class – 1.58% (gross), 1.50% (net). For the Small Company Growth Portfolio, the Small Company Value Portfolio, and the Wilshire International Equity Fund, Wilshire Associates Incorporated, the Fund’s investment adviser, has entered into contractual agreements to limit expenses through April 30, 2016. For the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund, the expense ratio does not reflect the ability of the Adviser to recover all or a portion of prior waivers, which would result in higher expenses for the investor. This option is available contractually to the Adviser until three years after the year in which Wilshire waived fees or reimbursed the expenses if the recoupment does not exceed the existing expense limitation.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Barclays U.S. Aggregate Bond Index is made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Barclays U.S. TIPS Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities with at least $1 billion in outstanding face value and a remaining term to final maturity of at least 1 year and less than 5 years.

Barclays U.S. High Yield Index is composed of fixed-rate, publicly issued, non-investment grade debt.

Large Company Growth Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES
Average Annual Total Return*

One Year Ended 12/31/14	7.97%
Five Years Ended 12/31/14	13.42%
Ten Years Ended 12/31/14	6.80%

RUSSELL 1000® GROWTH INDEX(1)
Average Annual Total Return

One Year Ended 12/31/14	13.05%
Five Years Ended 12/31/14	15.81%
Ten Years Ended 12/31/14	8.49%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in Shares of Large Company Growth Portfolio,
Investment Class Shares and the Russell 1000 Growth Index through 12/31/14.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements, historical total returns would have been lower. For the year ended December 31, 2014, there were no waivers.

(1)	The Russell 1000® Growth Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES
Average Annual Total Return*

One Year Ended 12/31/14	8.32%
Five Years Ended 12/31/14	13.79%
Ten Years Ended 12/31/14	7.16%

RUSSELL 1000® GROWTH INDEX(1)
Average Annual Total Return

One Year Ended 12/31/14	13.05%
Five Years Ended 12/31/14	15.81%
Ten Years Ended 12/31/14	8.49%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $250,000 Investment in Shares of Large Company Growth Portfolio,
Institutional Class Shares and the Russell 1000 Growth Index through 12/31/14.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements, historical total returns would have been lower. For the year ended December 31, 2014, there were no waivers.

(1)	The Russell 1000® Growth Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

The U.S. stock market, as represented by the Wilshire 5000 IndexSM, finished 2014 strong, and returned 12.71% for the year. Equity investors were not troubled by a few notable events during the year, including a negative quarter for real GDP growth, numerous geopolitical events and the end of the Federal Reserve’s third round of quantitative easing. The U.S. stock market has not suffered a negative quarter for 2.5 years now, the second longest “winning” streak in the history of the Wilshire 5000 Index (the longest streak being 3.5 years during the second part of the 1990’s). The second half of 2014 brought transformational shifts in two major economic factors: oil prices and the U.S. dollar. Oil began its steep decline in June and finished the year with West Texas Intermediate (WTI) below $55, a level that has not been sustained since 2004. The U.S. dollar began its rise shortly after the drop in oil commenced, and by year end, the U.S. Dollar Index versus major currencies was up 12%. Meanwhile, the shale boom in the U.S. has increased the supply of energy broadly. Finally, a strong U.S. dollar will typically put negative pressure on commodity prices.

During 2014, large capitalization stocks outperformed small capitalization stocks, returning 13.46% and 6.80%, respectively. Results for growth stocks versus value during the year were mixed, as growth led in the large-cap segment but trailed value stocks within small caps. The large growth style delivered the best returns for the year, up 13.96%, while micro caps and small growth trailed other styles, returning 2.74% and 4.23%, respectively. Within the Wilshire 5000 Index, Utilities and Health Care were the top performing sectors for the year, returning 26.56% and 24.90% respectively. Conversely, Energy and Telecom Services underperformed during 2014 returning -6.28% and -1.52%, respectively.

The Wilshire Large Company Growth Portfolio Institutional Class (the “Fund”) returned 8.32% for the year ended December 31, 2014, underperforming the Russell 1000 Growth Index return of 13.05%. Fund performance was hindered by poor stock selection in the Consumer Discretionary, Information Technology, and Industrials sectors. Relative underperformance was partially mitigated by an overweight allocation to the Health Care sector.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well positioned going into 2015 as the market deals with ongoing macroeconomic and geopolitical issues.

Investing involves risk including loss of principal.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†
(As of December 31, 2014)

†	Based on percent of the Portfolio’s total investments in securities, at value. Includes investments held as collateral for securities on loan (see Note 6 in Notes to Financial Statements).

Large Company Value Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES
Average Annual Total Return*

One Year Ended 12/31/14	10.77%
Five Years Ended 12/31/14	13.95%
Ten Years Ended 12/31/14	6.20%

RUSSELL 1000® VALUE INDEX(1)
Average Annual Total Return

One Year Ended 12/31/14	13.45%
Five Years Ended 12/31/14	15.42%
Ten Years Ended 12/31/14	7.30%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in Shares of Large Company Value Portfolio,
Investment Class Shares and the Russell 1000 Value Index through 12/31/14.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements, historical total returns would have been lower. For the year ended December 31, 2014, there were no waivers.

(1)	The Russell 1000® Value Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES
Average Annual Total Return*

One Year Ended 12/31/14	11.05%
Five Years Ended 12/31/14	14.24%
Ten Years Ended 12/31/14	6.44%

RUSSELL 1000® VALUE INDEX(1)
Average Annual Total Return

One Year Ended 12/31/14	13.45%
Five Years Ended 12/31/14	15.42%
Ten Years Ended 12/31/14	7.30%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $250,000 Investment in Shares of Large Company Value Portfolio,
Institutional Class Shares and the Russell 1000 Value Index through 12/31/14.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements, historical total returns would have been lower. For the year ended December 31, 2014, there were no waivers.

(1)	The Russell 1000® Value Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

The U.S. stock market, as represented by the Wilshire 5000 IndexSM, finished 2014 strong, and returned 12.71% for the year. Equity investors were not troubled by a few notable events during the year, including a negative quarter for real GDP growth, numerous geopolitical events and the end of the Federal Reserve’s third round of quantitative easing. The U.S. stock market has not suffered a negative quarter for 2.5 years now, the second longest “winning” streak in the history of the Wilshire 5000 Index (the longest streak being 3.5 years during the second part of the 1990’s). The second half of 2014 brought transformational shifts in two major economic factors, oil prices and the U.S. dollar. Oil began its steep decline in June and finished the year with  Texas Intermediate (WTI) below $55, a level that has not been sustained since 2004. The U.S. dollar began its rise shortly after the drop in oil commenced and by year end the U.S. Dollar Index versus major currencies was up 12%. Meanwhile, the shale boom in the U.S. has increased the supply of energy broadly. Finally, a strong U.S. dollar will typically put negative pressure on commodity prices.

During 2014, large capitalization stocks outperformed small capitalization stocks, returning 13.46% and 6.80%, respectively. Results for growth stocks versus value during the year were mixed, as growth led in the large-cap segment but trailed value stocks within small caps. The large growth style delivered the best returns for the year, up 13.96%, while micro caps and small growth trailed other styles, returning 2.74% and 4.23%, respectively. Within the Wilshire 5000 Index, Utilities and Health Care were the top performing sectors for the year, returning 26.56% and 24.90% respectively. Conversely, Energy and Telecom Services underperformed during 2014 returning -6.28% and -1.52%, respectively.

The Wilshire Large Company Value Portfolio Institutional Class (the “Fund”) returned 11.05% for the year ended December 31, 2014, underperforming the Russell 1000 Value Index return of 13.45%. Fund performance was hindered by poor stock selection in the Financials and Consumer Discretionary sectors. Relative underperformance was partially mitigated by strong stock selection in Industrials and Information Technology sectors.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well positioned going into 2015 as the market deals with ongoing macroeconomic and geopolitical issues.

Investing involves risk including loss of principal.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†
(As of December 31, 2014)

†	Based on percent of the Portfolio’s total investments in securities, at value. Includes investments held as collateral for securities on loan (see Note 6 in Notes to Financial Statements).

Small Company Growth Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES
Average Annual Total Return*

One Year Ended 12/31/14	3.44%
Five Years Ended 12/31/14	15.86%
Ten Years Ended 12/31/14	7.51%

RUSSELL 2000® GROWTH INDEX(1)
Average Annual Total Return

One Year Ended 12/31/14	5.60%
Five Years Ended 12/31/14	16.80%
Ten Years Ended 12/31/14	8.54%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in Shares of Small Company Growth Portfolio,
Investment Class Shares and the Russell 2000 Growth Index through 12/31/14.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements, historical total returns would have been lower. For the year ended December 31, 2014, 0.05% of average net assets was waived or reimbursed through other expenses for the Investment Class Shares.

(1)	The Russell 2000® Growth Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES
Average Annual Total Return*

One Year Ended 12/31/14	3.75%
Five Years Ended 12/31/14	16.16%
Ten Years Ended 12/31/14	7.78%

RUSSELL 2000® GROWTH INDEX(1)
Average Annual Total Return

One Year Ended 12/31/14	5.60%
Five Years Ended 12/31/14	16.80%
Ten Years Ended 12/31/14	8.54%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $250,000 Investment in Shares of Small Company Growth Portfolio,
Institutional Class Shares and the Russell 2000 Growth Index through 12/31/14.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements, historical total returns would have been lower. For the year ended December 31, 2014, 0.05% of average net assets was waived or reimbursed through other expenses for the Institutional Class Shares.

(1)	The Russell 2000® Growth Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

The U.S. stock market, as represented by the Wilshire 5000 IndexSM, finished 2014 strong, and returned 12.71% for the year. Equity investors were not troubled by a few notable events during the year, including a negative quarter for real GDP growth, numerous geopolitical events and the end of the Federal Reserve’s third round of quantitative easing. The U.S. stock market has not suffered a negative quarter for 2.5 years now, the second longest “winning” streak in the history of the Wilshire 5000 Index (the longest streak being 3.5 years during the second part of the 1990’s). The second half of 2014 brought transformational shifts in two major economic factors, oil prices and the U.S. dollar. Oil began its steep decline in June and finished the year with West Texas Intermediate (WTI) below $55, a level that has not been sustained since 2004. The U.S. dollar began its rise shortly after the drop in oil commenced and by year end the U.S. Dollar Index versus major currencies was up 12%. Meanwhile, the shale boom in the U.S. has increased the supply of energy broadly. Finally, a strong U.S. dollar will typically put negative pressure on commodity prices.

During 2014, large capitalization stocks outperformed small capitalization stocks, returning 13.46% and 6.80%, respectively. Results for growth stocks versus value during the year were mixed, as growth led in the large-cap segment but trailed value stocks within small caps. The large growth style delivered the best returns for the year, up 13.96%, while micro caps and small growth trailed other styles, returning 2.74% and 4.23%, respectively. Within the Wilshire 5000 Index, Utilities and Health Care were the top performing sectors for the year, returning 26.56% and 24.90% respectively. Conversely, Energy and Telecom Services underperformed during 2014 returning -6.28% and -1.52%, respectively.

The Wilshire Small Company Growth Portfolio Institutional Class (the “Fund”) returned 3.75% for the year ended December 31, 2014, underperforming the Russell 2000 Growth Index return of 5.60%. Fund performance was hindered by poor stock selection in the Information Technology and Industrials sectors. Relative underperformance was partially mitigated by strong stock selection in the Consumer Discretionary sector and an underweight allocation to the Materials sector.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well positioned going into 2015 as the market deals with ongoing macroeconomic and geopolitical issues.

Investing involves risk including loss of principal.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†
(As of December 31, 2014)

†	Based on percent of the Portfolio’s total investments in securities, at value. Includes investments held as collateral for securities on loan (see Note 6 in Notes to Financial Statements).

Small Company Value Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES
Average Annual Total Return*

One Year Ended 12/31/14	6.17%
Five Years Ended 12/31/14	15.38%
Ten Years Ended 12/31/14	7.47%

RUSSELL 2000® VALUE INDEX(1)
Average Annual Total Return

One Year Ended 12/31/14	4.22%
Five Years Ended 12/31/14	14.26%
Ten Years Ended 12/31/14	6.89%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in Shares of Small Company Value Portfolio,
Investment Class Shares and the Russell 2000 Value Index through 12/31/14.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements, historical total returns would have been lower. For the year ended December 31, 2014, 0.07% of average net assets was waived or reimbursed through other expenses in the Investment Class Shares.

(1)	The Russell 2000® Value Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES
Average Annual Total Return*

One Year Ended 12/31/14	6.47%
Five Years Ended 12/31/14	15.73%
Ten Years Ended 12/31/14	7.82%

RUSSELL 2000® VALUE INDEX(1)
Average Annual Total Return

One Year Ended 12/31/14	4.22%
Five Years Ended 12/31/14	14.26%
Ten Years Ended 12/31/14	6.89%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $250,000 Investment in Shares of Small Company Value Portfolio,
Institutional Class Shares and the Russell 2000 Value Index through 12/31/14.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements, historical total returns would have been lower. For the year ended December 31, 2014, 0.06% of average net assets was waived or reimbursed through other expenses in the Institutional Class Shares.

(1)	The Russell 2000® Value Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

The U.S. stock market, as represented by the Wilshire 5000 IndexSM, finished 2014 strong, and returned 12.71% for the year. Equity investors were not troubled by a few notable events during the year, including a negative quarter for real GDP growth, numerous geopolitical events and the end of the Federal Reserve’s third round of quantitative easing. The U.S. stock market has not suffered a negative quarter for 2.5 years now, the second longest “winning” streak in the history of the Wilshire 5000 Index (the longest streak being 3.5 years during the second part of the 1990’s). The second half of 2014 brought transformational shifts in two major economic factors, oil prices and the U.S. dollar. Oil began its steep decline in June and finished the year with West Texas Intermediate (WTI) below $55, a level that has not been sustained since 2004. The U.S. dollar began its rise shortly after the drop in oil commenced and by year end the U.S. Dollar Index versus major currencies was up 12%. Meanwhile, the shale boom in the U.S. has increased the supply of energy broadly. Finally, a strong U.S. dollar will typically put negative pressure on commodity prices.

During 2014, large capitalization stocks outperformed small capitalization stocks, returning 13.46% and 6.80%, respectively. Results for growth stocks versus value during the year were mixed, as growth led in the large-cap segment but trailed value stocks within small caps. The large growth style delivered the best returns for the year, up 13.96%, while micro caps and small growth trailed other styles, returning 2.74% and 4.23%, respectively. Within the Wilshire 5000 Index, Utilities and Health Care were the top performing sectors for the year, returning 26.56% and 24.90% respectively. Conversely, Energy and Telecom Services underperformed during 2014 returning -6.28% and -1.52%, respectively.

The Wilshire Small Company Value Portfolio Institutional Class returned 6.47% for the year ended December 31, 2014, outperforming the Russell 2000 Value Index return of 4.22%. Performance during the annual period was primarily attributable to the Fund’s holding of Integrated Device Technology and International Rectifier (specifically during the third quarter). The Fund also benefitted from strong stock selection in the Information Technology, Industrials, and Materials sectors as well as an underweight allocation to the Energy sector.

We are pleased with the Fund’s outperformance for the year and believe the Fund is well positioned going into 2015 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

Investing involves risk including loss of principal.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†
(As of December 31, 2014)

†	Based on percent of the Portfolio’s total investments in securities, at value. Includes investments held as collateral for securities on loan (see Note 6 in Notes to Financial Statements).

Wilshire 5000 Indexsm Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES
Average Annual Total Return*

One Year Ended 12/31/14	12.38%
Five Years Ended 12/31/14	14.85%
Ten Years Ended 12/31/14	7.29%

WILSHIRE 5000 INDEXSM(1)
Average Annual Total Return

One Year Ended 12/31/14	12.73%
Five Years Ended 12/31/14	15.56%
Ten Years Ended 12/31/14	8.00%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in Shares of Wilshire 5000 IndexSM Fund,
Investment Class Shares and the Wilshire 5000 IndexSM through 12/31/14.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements, historical total returns would have been lower. For the year ended December 31, 2014, there were no waivers.

(1)	The Wilshire 5000 IndexSM is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES
Average Annual Total Return*

One Year Ended 12/31/14	12.60%
Five Years Ended 12/31/14	15.10%
Ten Years Ended 12/31/14	7.51%

WILSHIRE 5000 INDEXSM(1)
Average Annual Total Return

One Year Ended 12/31/14	12.73%
Five Years Ended 12/31/14	15.56%
Ten Years Ended 12/31/14	8.00%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $250,000 Investment in Shares of Wilshire 5000 IndexSM Fund,
Institutional Class Shares and the Wilshire 5000 IndexSM through 12/31/14.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements, historical total returns would have been lower. For the year ended December 31, 2014, there were no waivers.

(1)	The Wilshire 5000 IndexSM is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

QUALIFIED CLASS SHARES
Average Annual Total Return*

One Year Ended 12/31/14	13.01%
Five Years Ended 12/31/14	15.34%
Ten Years Ended 12/31/14	7.46%

WILSHIRE 5000 INDEXSM(1)
Average Annual Total Return

One Year Ended 12/31/14	12.73%
Five Years Ended 12/31/14	15.56%
Ten Years Ended 12/31/14	8.00%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in Shares of Wilshire 5000 IndexSM Fund,
Qualified Class Shares and the Wilshire 5000 IndexSM through 12/31/14.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements, historical total returns would have been lower. For the year ended December 31, 2014, there were no waivers.

(1)	The Wilshire 5000 IndexSM is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

HORACE MANN CLASS SHARES
Average Annual Total Return*

One Year Ended 12/31/14	12.38%
Five Years Ended 12/31/14	14.83%
Ten Years Ended 12/31/14	7.23%

WILSHIRE 5000 INDEXSM(1)
Average Annual Total Return

One Year Ended 12/31/14	12.73%
Five Years Ended 12/31/14	15.56%
Ten Years Ended 12/31/14	8.00%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in Shares of Wilshire 5000 IndexSM Fund,
Horace Mann Class Shares and the Wilshire 5000 IndexSM through 12/31/14.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements, historical total returns would have been lower. For the year ended December 31, 2014, there were no waivers.

(1)	The Wilshire 5000 IndexSM is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

The U.S. stock market, as represented by the Wilshire 5000 IndexSM, finished 2014 strong, and returned 12.71% for the year. Equity investors were not troubled by a few notable events during the year, including a negative quarter for real GDP growth, numerous geopolitical events and the end of the Federal Reserve’s third round of quantitative easing. The U.S. stock market has not suffered a negative quarter for 2.5 years now, the second longest “winning” streak in the history of the Wilshire 5000 Index (the longest streak being 3.5 years during the second part of the 1990’s). The second half of 2014 brought transformational shifts in two major economic factors, oil prices and the U.S. dollar. Oil began its steep decline in June and finished the year with West Texas Intermediate (WTI) below $55, a level that has not been sustained since 2004. The U.S. dollar began its rise shortly after the drop in oil commenced and by year end the U.S. Dollar Index versus major currencies was up 12%. Meanwhile, the shale boom in the U.S. has increased the supply of energy broadly. Finally, a strong U.S. dollar will typically put negative pressure on commodity prices.

During 2014, large capitalization stocks outperformed small capitalization stocks, returning 13.46% and 6.80%, respectively. Results for growth stocks versus value during the year were mixed, as growth led in the large-cap segment but trailed value stocks within small caps. The large growth style delivered the best returns for the year, up 13.96%, while micro caps and small growth trailed other styles, returning 2.74% and 4.23%, respectively. Within the Wilshire 5000 Index, Utilities and Health Care were the top performing sectors for the year, returning 26.56% and 24.90% respectively. Conversely, Energy and Telecom Services underperformed during 2014 returning -6.28% and -1.52%, respectively.

The Wilshire 5000 IndexSM Fund Institutional Class (the “Fund”) returned 12.60% for the year ended December 31, 2014, underperforming the Wilshire 5000 Index return of 12.73%. Underperformance is attributable to both Fund expenses as well as the optimization approach utilized by Los Angeles Capital Management and Equity Research, Inc., subadviser to the Fund, and is well within the range of historical experience.

Investing involves risk including loss of principal.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†
(As of December 31, 2014)

†	Based on percent of the Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (see Note 6 in Notes to Financial Statements).

Wilshire International Equity Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES
Average Annual Total Return*

One Year Ended 12/31/14	(6.38)%
Five Years Ended 12/31/14	6.58%
Inception (11/16/07) through 12/31/14	0.27%

MSCI ALL COUNTRY WORLD INDEX EX-U.S.(1)
Average Annual Total Return

One Year Ended 12/31/14	(3.87)%
Five Years Ended 12/31/14	4.43%
Inception (11/16/07) through 12/31/14	(0.57)%

*	Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements, historical total returns would have been lower. For the year ended December 31, 2014, 0.21% of average net assets was waived or reimbursed through other expenses in the Investment Class Shares.

(1)	The MSCI All Country World Ex-U.S. Index is an unmanaged capitalization weighted measure of stock markets of developed and emerging markets, with the exception of U.S.-based companies. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot invest directly in an index. Index performance is presented for general comparative purposes.

Wilshire International Equity Fund Commentary (Unaudited)

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in Shares of Wilshire International Equity Fund,
Investment Class Shares and the MSCI ACWI ex-US Index through 12/31/14.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES
Average Annual Total Return*

One Year Ended 12/31/14	(6.16)%
Five Years Ended 12/31/14	6.81%
Inception (11/16/07) through 12/31/14	0.52%

MSCI ALL COUNTRY WORLD INDEX EX-U.S.(1)
Average Annual Total Return

One Year Ended 12/31/14	(3.87)%
Five Years Ended 12/31/14	4.43%
Inception (11/16/07) through 12/31/14	(0.57)%

*	Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements, historical total returns would have been lower. For the year ended December 31, 2014, 0.06% of average net assets was waived or reimbursed through other expenses in the Institutional Class Shares.

(1)	The MSCI All Country World Ex-U.S. Index is an unmanaged capitalization weighted measure of stock markets of developed and emerging markets, with the exception of U.S.-based companies. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot invest directly in an index. Index performance is presented for general comparative purposes.

Wilshire International Equity Fund Commentary (Unaudited)

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $250,000 Investment in Shares of Wilshire International Equity Fund,
Institutional Class Shares and the MSCI ACWI ex-US Index through 12/31/14.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

International stock markets underperformed the U.S. market as the MSCI All Country World ex U.S. Index returned -3.87% in 2014. Europe closed 2014 in negative territory as regional economic growth slowed down markedly in relation to the U.S. economy. Inflation rates in Europe have fallen to levels that have raised the specter of deflation, leading many analysts to expect further intervention by central banks to jump-start economic growth. Pacific regional markets, in contrast, continued their strong performance despite Japan’s recent descent into recession. China’s own economic slowdown, combined with Russia’s recent struggles with a sagging ruble and sinking oil prices, held back emerging market performance overall. The U.S. dollar’s appreciation against other world currencies in 2014 reduced dollar-based investors’ gains.

Within the MSCI All Country World ex U.S. Index, sector performance was mixed for the year. Health Care, Information Technology, and Utilities performed strongly, returning 7.84%, 5.39%, and 4.22%, respectively. Hurt by decreasing commodity prices, Energy and Materials lagged all other sectors, returning -18.46% and -12.64%, respectively.

The Wilshire International Equity Fund Institutional Class Institutional Class (the “Fund”) returned -6.16% for the year ended December 31, 2014, underperforming the MSCI All Country World ex U.S. Index return of -3.87%. Fund performance was hindered by poor stock selection in the Energy and Consumer Staples sectors and regionally within Switzerland and France. Relative underperformance was partially mitigated by strong stock selection in the Industrials sector and regionally within Canada as well as an underweight allocation to the Energy sector.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well positioned going into 2015 as the market deals with ongoing macroeconomic and geopolitical issues.

Investing involves risk including loss of principal.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†
(As of December 31, 2014)

†	Based on percent of the Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (see Note 6 in Notes to Financial Statements).

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses For the Six Months Ended December 31, 2014 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a portfolio (or a “fund”), you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Portfolio’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Portfolio’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Portfolio in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and assumed rate of return. It assumes that the Portfolio had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Portfolio’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Mutual Funds, Inc. has no such charges, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses - (Continued) For the Six Months Ended December 31, 2014

	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Expense Ratio(1)	Expenses Paid During Period 07/01/14-12/31/14(2)
Large Company Growth Portfolio
Actual Fund Return
Investment Class	$1,000.00	$1,052.90	1.41%	$7.29
Institutional Class	$1,000.00	$1,054.70	1.07%	$5.55
Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.10	1.41%	$7.16
Institutional Class	$1,000.00	$1,019.81	1.07%	$5.45
Large Company Value Portfolio
Actual Fund Return
Investment Class	$1,000.00	$1,033.50	1.37%	$7.00
Institutional Class	$1,000.00	$1,034.90	1.08%	$5.52
Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.32	1.37%	$6.95
Institutional Class	$1,000.00	$1,019.78	1.08%	$5.48
Small Company Growth Portfolio
Actual Fund Return
Investment Class	$1,000.00	$1,025.00	1.60%	$8.19
Institutional Class	$1,000.00	$1,026.90	1.28%	$6.55
Hypothetical 5% Return
Investment Class	$1,000.00	$1,017.12	1.60%	$8.16
Institutional Class	$1,000.00	$1,018.74	1.28%	$6.52
Small Company Value Portfolio
Actual Fund Return
Investment Class	$1,000.00	$1,023.50	1.57%	$8.02
Institutional Class	$1,000.00	$1,024.70	1.24%	$6.33
Hypothetical 5% Return
Investment Class	$1,000.00	$1,017.28	1.57%	$7.99
Institutional Class	$1,000.00	$1,018.95	1.24%	$6.31

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses - (Concluded) For the Six Months Ended December 31, 2014

	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Expense Ratio(1)	Expenses Paid During Period 07/01/14-12/31/14(2)
Wilshire 5000 IndexSM Fund
Actual Fund Return
Investment Class	$1,000.00	$1,050.00	0.69%	$3.56
Institutional Class	$1,000.00	$1,050.80	0.46%	$2.39
Qualified Class	$1,000.00	$1,053.20	0.00%	$ —(3)
Horace Mann Class	$1,000.00	$1,049.20	0.74%	$3.84
Hypothetical 5% Return
Investment Class	$1,000.00	$1,021.74	0.69%	$3.51
Institutional Class	$1,000.00	$1,022.87	0.46%	$2.36
Qualified Class	$1,000.00	$1,025.21	0.00%	$ —(3)
Horace Mann Class	$1,000.00	$1,021.45	0.74%	$3.79
Wilshire International Equity Fund
Actual Fund Return
Investment Class	$1,000.00	$911.80	1.52%	$7.35
Institutional Class	$1,000.00	$912.80	1.27%	$6.13
Hypothetical 5% Return
Investment Class	$1,000.00	$1,017.52	1.52%	$7.75
Institutional Class	$1,000.00	$1,018.80	1.27%	$6.47

(1)	Annualized, based on the Portfolio’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 365.

(3)
There were no expenses accrued in the Wilshire 5000 IndexSM Fund Qualified Class for the six months ended December 31, 2014 due to the low average net assets (of approximately $185) relative to the other classes of this Fund.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Condensed Schedule of Investments	December 31, 2014

Shares		Percentage of Net Assets (%)	Value
COMMON STOCK — 98.5%††
Consumer Discretionary — 22.4%
18,800	Advance Auto Parts, Inc. (a)	1.3	$2,994,464
17,609	Amazon.com, Inc.†	2.3	5,464,953
50,461	Comcast Corp., Class A (a)	1.2	2,927,243
27,327	Home Depot, Inc. (The)	1.2	2,868,515
36,375	Michael Kors Holdings, Ltd.†	1.2	2,731,762
22,838	NIKE, Inc., Class B	0.9	2,195,874
3,735	Priceline Group, Inc.†	1.8	4,258,684
93,613	PulteGroup, Inc.	0.9	2,008,935
89,333	Starbucks Corp.	3.1	7,329,773
12,669	Time Warner Cable, Inc., Class A	0.8	1,926,448
40,500	Tractor Supply Co. (a)	1.3	3,192,210
30,927	Walt Disney Co. (The)	1.2	2,913,014
202,085	Other Securities	5.2	12,505,794
			53,317,669
Consumer Staples — 5.3%
24,602	Estee Lauder Cos., Inc. (The), Class A	0.8	1,874,673
28,825	Monster Beverage Corp.†	1.3	3,123,189
129,716	Other Securities	3.2	7,530,301
			12,528,163
Energy — 3.8%
22,599	Anadarko Petroleum Corp.	0.8	1,864,417
44,594	EOG Resources, Inc.	1.7	4,105,770
52,725	FMC Technologies, Inc.† (a)	1.0	2,469,639
62,020	Other Securities	0.3	612,868
			9,052,694
Financials — 6.6%
23,975	Affiliated Managers Group, Inc.†	2.1	5,088,454
15,367	Ameriprise Financial, Inc.	0.9	2,032,286
110,100	Charles Schwab Corp. (The)	1.4	3,323,919
36,112	First Republic Bank	0.8	1,882,158
43,447	Other Securities	1.4	3,354,622
			15,681,439
Health Care — 15.8%
23,302	Alexion Pharmaceuticals, Inc.†	1.8	4,311,569
8,705	Biogen Idec, Inc.†	1.2	2,954,912
73,794	Catamaran Corp.† (a)	1.6	3,818,840
50,863	Celgene Corp.† (a)	2.4	5,689,535

Shares		Percentage of Net Assets (%)	Value
44,625	Cerner Corp.†	1.2	$2,885,452
64,947	Gilead Sciences, Inc.† (a)	2.6	6,121,904
170,066	Other Securities	5.0	11,903,397
			37,685,609
Industrials — 8.9%
16,475	Canadian Pacific Railway, Ltd (a)	1.4	3,174,568
57,812	Fastenal Co. (a)	1.1	2,749,539
22,974	Precision Castparts Corp.	2.3	5,533,977
29,434	United Rentals, Inc.†	1.3	3,002,562
93,732	Other Securities	2.8	6,738,526
			21,199,172
Information Technology — 33.6%
47,075	Adobe Systems, Inc.†	1.5	3,422,353
32,181	Alibaba Group Holding, Ltd. ADR†	1.4	3,344,893
11,250	Alliance Data Systems Corp.†	1.3	3,218,063
91,534	Apple, Inc.	4.2	10,103,523
90,204	Facebook, Inc., Class A†	3.0	7,037,716
11,451	Google, Inc., Class A†	2.6	6,076,588
6,265	Google, Inc., Class C†	1.4	3,297,896
89,803	Micron Technology, Inc.† (a)	1.3	3,144,003
88,050	Rackspace Hosting, Inc.† (a)	1.7	4,121,620
73,494	Salesforce.com, Inc.† (a)	1.8	4,358,929
27,325	SanDisk Corp. (a)	1.1	2,677,304
38,175	Skyworks Solutions, Inc. (a)	1.2	2,775,704
30,846	Stratasys, Ltd.† (a)	1.1	2,563,611
71,937	Trimble Navigation, Ltd.† (a)	0.8	1,909,208
33,782	Visa, Inc., Class A (a)	3.7	8,857,640
23,475	VMware, Inc., Class A†	0.8	1,937,157
188,567	Other Securities	4.7	11,119,626
			79,965,834
Materials — 1.6%
10,645	Sherwin-Williams Co. (The) (a)	1.2	2,800,061
17,025	Other Securities	0.4	1,077,981
			3,878,042
Telecommunication Services — 0.5%
28,557	Other Securities	0.5	1,276,850
			1,276,850
Total Common Stock
(Cost $167,804,039)			234,585,472

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Condensed Schedule of Investments - (Continued)	December 31, 2014

Shares		Percentage of Net Assets (%)	Value
SHORT-TERM INVESTMENTS (b) — 22.3%
4,141,760	Northern Trust Institutional Government Select Portfolio, 0.010%	1.7	$4,141,760
49,108,032	Northern Trust Institutional Liquid Asset Portfolio, 0.010% (c)	20.6	49,108,032

Total Short-Term Investments
(Cost $53,249,792)			53,249,792

Total Investments — 120.8%
(Cost $221,053,831)			287,835,264
Other Assets & Liabilities, Net — (20.8)%			(49,568,840)

NET ASSETS — 100.0%			$238,266,424

†	Non-income producing security.
††	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(a)	This security or a partial position of this security is on loan at December 31, 2014. The total market value of securities on loan at December 31, 2014 was $50,961,501 (Note 6).
(b)	Rate shown is the 7-day effective yield as of December 31, 2014.
(c)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2014 was $49,108,032. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $3,367,201 (Note 6).

Ltd. — Limited

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Portfolio’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 607-2200; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on our website at http://advisor.wilshire.com.

As of December 31, 2014, all of the Portfolio’s investments were considered Level 1. For the year ended December 31, 2014, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2014, there have been no transfers between Level 2 and Level 3 assets and liabilities. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Condensed Schedule of Investments	December 31, 2014

Shares		Percentage of Net Assets (%)	Value
COMMON STOCK — 97.4%††
Consumer Discretionary — 8.8%
60,476	Ford Motor Co.	0.8	$937,378
53,975	News Corp., Class A† (a)	0.7	846,868
8,139	Stanley Black & Decker, Inc.	0.6	781,995
44,263	Staples, Inc.	0.6	802,046
8,325	TRW Automotive Holdings Corp.†	0.7	856,226
148,025	Other Securities	5.4	6,820,835
			11,045,348
Consumer Staples — 6.0%
11,438	CVS Health Corp.	0.9	1,101,594
10,149	Procter & Gamble Co. (The)	0.7	924,472
16,912	Wal-Mart Stores, Inc. (a)	1.2	1,452,403
146,203	Other Securities	3.2	4,033,670
			7,512,139
Energy — 11.2%
41,078	BP PLC (a)	1.3	1,565,894
6,684	Chevron Corp. (a)	0.6	749,811
45,203	Exxon Mobil Corp.	3.3	4,179,017
31,914	Royal Dutch Shell PLC ADR, Class A (a)	1.7	2,136,642
123,239	Other Securities	4.3	5,365,355
			13,996,719
Financials — 32.1%
26,940	American International Group, Inc.	1.2	1,508,909
195,103	Bank of America Corp.	2.8	3,490,393
6,097	Berkshire Hathaway, Inc., Class B†	0.7	915,465
48,037	Citigroup, Inc.	2.1	2,599,282
61,400	Fifth Third Bancorp	1.0	1,251,025
6,723	Goldman Sachs Group, Inc. (The)	1.0	1,303,119
22,134	Hartford Financial Services Group, Inc. (a)	0.7	922,766
52,842	JPMorgan Chase & Co.	2.6	3,306,852
36,387	MetLife, Inc. (a)	1.6	1,968,173
24,225	Morgan Stanley	0.7	939,930
20,023	PNC Financial Services Group, Inc.	1.5	1,826,698
84,375	Regions Financial Corp.	0.7	891,000

Shares		Percentage of Net Assets (%)	Value
11,985	State Street Corp.	0.8	$940,822
51,775	UBS Group AG†	0.7	882,764
30,200	Voya Financial, Inc.	1.0	1,279,876
27,898	Wells Fargo & Co.	1.2	1,529,368
586,276	Other Securities	11.8	14,557,062
			40,113,504
Health Care — 14.3%
24,618	Abbott Laboratories	0.9	1,108,302
12,380	Aetna, Inc.	0.9	1,099,715
10,869	Cigna Corp.	0.9	1,118,529
8,702	Express Scripts Holding Co.†	0.6	736,798
17,444	Johnson & Johnson	1.5	1,824,119
8,089	Laboratory Corp. of America Holdings†	0.7	872,803
26,697	Merck & Co., Inc.	1.2	1,516,123
67,387	Pfizer, Inc.	1.7	2,099,105
107,616	Other Securities	5.9	7,473,800
			17,849,294
Industrials — 7.0%
68,346	General Electric Co.	1.4	1,727,103
7,900	Parker Hannifin Corp. (a)	0.8	1,018,705
128,317	Other Securities	4.8	6,037,913
			8,783,721
Information Technology — 11.5%
40,111	Cisco Systems, Inc.	0.9	1,115,687
31,944	Corning, Inc.	0.6	732,476
78,406	Hewlett-Packard Co.	2.5	3,146,433
39,447	Intel Corp.	1.1	1,431,532
21,265	Micron Technology, Inc.† (a)	0.6	744,488
24,282	Microsoft Corp.	0.9	1,127,899
24,850	Oracle Corp.	0.9	1,117,505
6,829	Western Digital Corp.	0.6	755,970
131,055	Other Securities	3.4	4,258,360
			14,430,350
Materials — 2.6%
105,413	Other Securities	2.6	3,236,422
			3,236,422
Telecommunication Services — 1.2%
22,863	AT&T, Inc. (a)	0.6	767,968
23,089	Other Securities	0.6	723,478
			1,491,446

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Condensed Schedule of Investments - (Continued)	December 31, 2014

Shares		Percentage of Net Assets (%)	Value
Utilities — 2.7%
9,825	Entergy Corp.	0.7	$859,491
52,103	Other Securities	2.0	2,527,088
			3,386,579
Total Common Stock
(Cost $96,726,828)			121,845,522

SHORT-TERM INVESTMENTS (b) — 20.5%
3,452,723	Northern Trust Institutional Government Select Portfolio, 0.010%	2.8	3,452,723
22,142,303	Northern Trust Institutional Liquid Asset Portfolio, 0.010% (c)	17.7	22,142,303

Total Short-Term Investments
(Cost $25,595,026)			25,595,026

Total Investments — 117.9%
(Cost $122,321,854)			147,440,548
Other Assets & Liabilities, Net — (17.9)%			(22,374,999)

NET ASSETS — 100.0%			$125,065,549

†	Non-income producing security.
††	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(a)	This security or a partial position of this security is on loan at December 31, 2014. The total market value of securities on loan at December 31, 2014 was $21,437,933 (Note 6).
(b)	Rate shown is the 7-day effective yield as of December 31, 2014.
(c)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2014 was $22,142,303. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $3,183 (Note 6).

ADR — American Depositary Receipt
PLC — Public Limited Company

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Portfolio’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 607-2200; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on our website at http://advisor.wilshire.com.

As of December 31, 2014, all of the Portfolio’s investments were considered Level 1. For the year ended December 31, 2014, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2014, there have been no transfers between Level 2 and Level 3 assets and liabilities. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Condensed Schedule of Investments	December 31, 2014

Shares		Percentage of Net Assets (%)	Value
COMMON STOCK — 98.8%
Consumer Discretionary — 19.2%
2,494	Asbury Automotive Group, Inc.† (a)	0.7	$189,344
3,840	Capella Education Co.	1.1	295,526
4,010	Deckers Outdoor Corp.† (a)	1.4	365,070
4,090	Dorman Products, Inc.† (a)	0.7	197,424
4,580	G-III Apparel Group, Ltd.†	1.7	462,626
14,405	Krispy Kreme Doughnuts, Inc.† (a)	1.1	284,355
5,650	Monro Muffler Brake, Inc. (a)	1.2	326,570
22,805	Sonic Corp. (a)	2.3	620,980
10,411	Steven Madden, Ltd.†	1.2	331,382
16,309	Tuesday Morning Corp.† (a)	1.3	353,905
59,167	Other Securities	6.5	1,735,562
			5,162,744
Consumer Staples — 5.3%
3,400	J&J Snack Foods Corp.	1.4	369,818
7,694	TreeHouse Foods, Inc.† (a)	2.4	658,068
11,734	Other Securities	1.5	394,517
			1,422,403
Energy — 1.3%
10,270	Matador Resources Co.† (a)	0.8	207,762
3,577	Other Securities	0.5	132,621
			340,383
Financials — 12.3%
18,030	BancorpSouth, Inc. (a)	1.5	405,855
9,550	Bank of the Ozarks, Inc. (a)	1.3	362,136
6,460	Iberiabank Corp.	1.6	418,931
5,037	MarketAxess Holdings, Inc. (a)	1.3	361,203
3,970	Pinnacle Financial Partners, Inc. (a)	0.6	156,974
17,710	PrivateBancorp, Inc., Class A (a)	2.2	591,514
37,072	Other Securities	3.8	1,020,677
			3,317,290
Health Care — 22.4%
7,600	Air Methods Corp.† (a)	1.3	334,628
11,029	Akorn, Inc.† (a)	1.5	399,250
4,800	Anika Therapeutics, Inc.† (a)	0.7	195,552
12,194	Cambrex Corp.†	1.0	263,634
5,825	Cantel Medical Corp. (a)	0.9	251,990
3,510	Centene Corp.†	1.4	364,514

Shares		Percentage of Net Assets (%)	Value
10,737	ICON PLC†	2.0	$547,480
4,334	Lannett Co., Inc.† (a)	0.7	185,842
8,010	Medidata Solutions, Inc.† (a)	1.4	382,478
3,710	Neogen Corp.† (a)	0.7	183,979
13,159	Prestige Brands Holdings, Inc.† (a)	1.7	456,880
7,517	Sagent Pharmaceuticals, Inc.† (a)	0.7	188,752
105,478	Other Securities	8.4	2,270,873
			6,025,852
Industrials — 14.7%
12,609	Aceto Corp. (a)	1.0	273,615
7,220	Celadon Group, Inc. (a)	0.6	163,822
4,790	EnerSys, Inc. (a)	1.1	295,639
6,330	Engility Holdings, Inc.† (a)	1.0	270,924
7,350	Proto Labs, Inc.† (a)	1.8	493,626
7,382	Saia, Inc.† (a)	1.5	408,668
21,435	Wabash National Corp.† (a)	1.0	264,937
7,010	WageWorks, Inc.† (a)	1.7	452,636
53,810	Other Securities	5.0	1,330,736
			3,954,603
Information Technology — 21.7%
15,829	Aruba Networks, Inc.†	1.1	287,771
10,260	CEVA, Inc.† (a)	0.7	186,116
11,793	Ellie Mae, Inc.† (a)	1.8	475,494
8,630	Envestnet, Inc.† (a)	1.6	424,078
19,720	InvenSense, Inc., Class A† (a)	1.2	320,647
8,263	MAXIMUS, Inc.	1.7	453,143
22,060	Ruckus Wireless, Inc.†	1.0	265,161
10,630	Silicon Laboratories, Inc.†	1.9	506,201
3,280	SPS Commerce, Inc.† (a)	0.7	185,746
107,539	Other Securities	10.0	2,714,969
			5,819,326
Materials — 1.4%
18,314	Other Securities	1.4	374,966
			374,966
Telecommunication Services — 0.5%
14,683	Other Securities	0.5	143,608
			143,608
Total Common Stock
(Cost $20,985,737)			26,561,175

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Condensed Schedule of Investments - (Continued)	December 31, 2014

Shares		Percentage of Net Assets (%)	Value
SHORT-TERM INVESTMENTS (b) — 52.4%
361,279	Northern Trust Institutional Government Select Portfolio, 0.010%	1.3	$361,279
13,730,764	Northern Trust Institutional Liquid Asset Portfolio, 0.010% (c)	51.1	13,730,764

Total Short-Term Investments
(Cost $14,092,043)			14,092,043

RIGHTS — 0.0%

Number of Rights
United States — 0.0%
180	Other Securities	0.0	360
Total Rights
(Cost $—)			360

Total Investments — 151.2%
(Cost $35,077,780)			40,653,578
Other Assets & Liabilities, Net — (51.2)%			(13,772,205)

NET ASSETS — 100.0%			$26,881,373

†	Non-income producing security.
(a)	This security or a partial position of this security is on loan at December 31, 2014. The total market value of securities on loan at December 31, 2014 was $13,300,025 (Note 6).
(b)	Rate shown is the 7-day effective yield as of December 31, 2014.
(c)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2014 was $13,730,764. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $3,919 (Note 6).

Ltd. — Limited
PLC — Public Limited Company

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Portfolio’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 607-2200; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on our website at http://advisor.wilshire.com.

As of December 31, 2014, all of the Portfolio’s investments were considered Level 1, except for Trius Contingent Value Rights was Level 3. At December 31, 2014, the investment was valued at $360. A reconciliation of Level 3 investments is only presented when the Portfolio has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. For the year ended December 31, 2014, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2014, there have been no transfers between Level 2 and Level 3 assets and liabilities. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Condensed Schedule of Investments	December 31, 2014

Shares		Percentage of Net Assets (%)	Value
COMMON STOCK — 97.0%††
Consumer Discretionary — 9.1%
11,035	Express, Inc.†	0.5	$162,104
20,381	Hooker Furniture Corp.	1.2	349,942
31,820	Stoneridge, Inc.† (a)	1.4	409,205
15,525	TRI Pointe Homes, Inc.† (a)	0.8	236,756
66,195	Other Securities	5.2	1,546,821
			2,704,828
Consumer Staples — 5.5%
22,935	Elizabeth Arden, Inc.† (a)	1.7	490,580
9,100	Inter Parfums, Inc. (a)	0.8	249,795
6,028	TreeHouse Foods, Inc.† (a)	1.7	515,575
13,569	Other Securities	1.3	363,565
			1,619,515
Energy — 0.1%
21,830	Other Securities	0.1	38,087
			38,087
Financials — 31.6%
14,040	Astoria Financial Corp. (a)	0.6	187,574
27,625	Brandywine Realty Trust‡	1.5	441,448
15,275	Capital Bank Financial Corp., Class A† (a)	1.4	409,370
4,224	First American Financial Corp. (a)	0.5	143,194
30,625	Forestar Group, Inc.† (a)	1.6	471,625
4,895	MB Financial, Inc. (a)	0.5	160,850
10,005	PacWest Bancorp (a)	1.5	454,827
10,527	PrivateBancorp, Inc., Class A	1.2	351,602
16,780	Ramco-Gershenson Properties Trust‡ (a)	1.1	314,457
5,839	Webster Financial Corp. (a)	0.6	189,943
18,263	Western Alliance Bancorp†	1.7	507,711
311,617	Other Securities	19.4	5,780,420
			9,413,021
Health Care — 7.0%
5,655	Analogic Corp. (a)	1.6	478,469
8,030	Impax Laboratories, Inc.† (a)	0.9	254,310
6,320	Sagent Pharmaceuticals, Inc.† (a)	0.5	158,695
6,064	Triple-S Management Corp., Class B† (a)	0.5	144,990
2,114	WellCare Health Plans, Inc.† (a)	0.6	173,475

Shares		Percentage of Net Assets (%)	Value
30,331	Other Securities	2.9	$874,922
			2,084,861
Industrials — 12.9%
10,110	Albany International Corp., Class A (a)	1.3	384,079
6,847	Astronics Corp.† (a)	1.3	378,707
2,320	Curtiss-Wright Corp.	0.5	163,769
5,865	EnerSys, Inc.	1.2	361,988
8,980	GP Strategies Corp.†	1.0	304,691
19,095	Marten Transport, Ltd. (a)	1.4	417,417
9,430	Orbital Sciences Corp.†	0.9	253,573
91,923	Other Securities	5.3	1,575,173
			3,839,397
Information Technology — 17.4%
9,965	Coherent, Inc.† (a)	2.0	605,075
24,490	Entegris, Inc.†	1.1	323,513
2,600	Euronet Worldwide, Inc.† (a)	0.5	142,740
31,100	GSI Group, Inc.† (a)	1.5	457,792
26,145	Integrated Device Technology, Inc.†	1.7	512,442
64,415	Lattice Semiconductor Corp.† (a)	1.5	443,819
22,485	Microsemi Corp.† (a)	2.1	638,124
40,865	Mitel Networks Corp.†	1.5	436,847
84,042	Other Securities	5.5	1,630,570
			5,190,922
Materials — 9.1%
9,335	Boise Cascade Co.†	1.2	346,795
3,070	Deltic Timber Corp. (a)	0.7	209,988
16,185	Landec Corp.† (a)	0.8	223,515
17,595	Louisiana-Pacific Corp.† (a)	1.0	291,373
9,245	Materion Corp. (a)	1.1	325,701
5,869	Neenah Paper, Inc. (a)	1.2	353,725
20,490	PH Glatfelter Co. (a)	1.7	523,929
14,746	Other Securities	1.4	435,059
			2,710,085
Telecommunication Services — 0.2%
18,030	Other Securities	0.2	68,709
			68,709
Utilities — 4.1%
2,694	Cleco Corp.	0.5	146,931
6,895	Laclede Group, Inc.	1.2	366,814
5,094	UIL Holdings Corp. (a)	0.7	221,793

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Condensed Schedule of Investments - (Continued)	December 31, 2014

Shares		Percentage of Net Assets (%)	Value
12,368	Other Securities	1.7	$482,707
			1,218,245
Total Common Stock
(Cost $23,298,033)			28,887,670
SHORT-TERM INVESTMENTS (b) — 47.1%
862,168	Northern Trust Institutional Government Select Portfolio, 0.010%	2.9	862,168
13,164,136	Northern Trust Institutional Liquid Asset Portfolio, 0.010% (c)	44.2	13,164,136

Total Short-Term Investments
(Cost $14,026,304)			14,026,304

Total Investments — 144.1%
(Cost $37,324,337)			42,913,974
Other Assets & Liabilities, Net — (44.1)%			(13,138,258)

NET ASSETS — 100.0%			$29,775,716

†	Non-income producing security.
††	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
‡	Real Estate Investment Trust.
(a)	This security or a partial position of this security is on loan at December 31, 2014. The total market value of securities on loan at December 31, 2014 was $12,700,131 (Note 6).
(b)	Rate shown is the 7-day effective yield as of December 31, 2014.
(c)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2014 was $13,164,136. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $19,307 (Note 6).

Ltd. — Limited

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Portfolio’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 607-2200; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on our website at http://advisor.wilshire.com.

As of December 31, 2014, all of the Portfolio’s investments were considered Level 1. For the year ended December 31, 2014, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2014, there have been no transfers between Level 2 and Level 3 assets and liabilities. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Condensed Schedule of Investments	December 31, 2014

Shares		Percentage of Net Assets (%)	Value
COMMON STOCK — 99.8%
Consumer Discretionary — 12.7%
4,760	Amazon.com, Inc.†	0.5	$1,477,266
26,046	Comcast Corp., Class A	0.6	1,510,928
15,855	Home Depot, Inc. (The)	0.6	1,664,299
12,544	McDonald’s Corp.	0.5	1,175,373
21,360	Walt Disney Co. (The)	0.7	2,011,898
595,166	Other Securities	9.8	27,050,952
			34,890,716
Consumer Staples — 8.9%
23,475	Altria Group, Inc. (a)	0.4	1,156,613
51,315	Coca-Cola Co. (The)	0.8	2,166,519
14,792	CVS Health Corp.	0.5	1,424,618
19,158	PepsiCo, Inc.	0.7	1,811,580
18,707	Philip Morris International, Inc.	0.6	1,523,685
34,952	Procter & Gamble Co. (The)	1.2	3,183,778
21,504	Wal-Mart Stores, Inc.	0.7	1,846,764
202,101	Other Securities	4.0	11,131,881
			24,245,438
Energy — 7.8%
24,500	Chevron Corp.	1.0	2,748,410
16,017	ConocoPhillips	0.4	1,106,134
54,222	Exxon Mobil Corp.	1.8	5,012,824
16,562	Schlumberger, Ltd.	0.5	1,414,560
284,845	Other Securities	4.1	10,943,973
			21,225,901
Financials — 18.2%
143,198	Bank of America Corp.	1.0	2,561,812
25,165	Berkshire Hathaway, Inc., Class B†	1.4	3,778,525
41,365	Citigroup, Inc.	0.8	2,238,260
48,359	JPMorgan Chase & Co.	1.1	3,026,306
3,150	Northern Trust Corp.	0.1	212,310
64,267	Wells Fargo & Co.	1.3	3,523,117
880,396	Other Securities	12.5	34,527,221
			49,867,551
Health Care — 13.2%
17,125	AbbVie, Inc.	0.4	1,120,660
8,596	Amgen, Inc.	0.5	1,369,257
21,825	Bristol-Myers Squibb Co.	0.5	1,288,330
10,314	Celgene Corp.†	0.4	1,153,724
16,164	Gilead Sciences, Inc.† (a)	0.6	1,523,619
35,858	Johnson & Johnson	1.4	3,749,671

Shares		Percentage of Net Assets (%)	Value
34,580	Merck & Co., Inc.	0.7	$1,963,798
81,487	Pfizer, Inc.	0.9	2,538,320
12,282	UnitedHealth Group, Inc.	0.5	1,241,587
300,407	Other Securities	7.3	20,180,876
			36,129,842
Industrials — 11.2%
8,203	3M Co.	0.5	1,347,917
8,843	Boeing Co. (The)	0.4	1,149,413
129,896	General Electric Co.	1.2	3,282,472
10,961	Union Pacific Corp.	0.5	1,305,784
11,787	United Technologies Corp.	0.5	1,355,505
379,059	Other Securities	8.1	22,238,456
			30,679,547
Information Technology — 18.8%
75,063	Apple, Inc.	3.0	8,285,454
66,148	Cisco Systems, Inc.	0.6	1,839,907
28,469	Facebook, Inc., Class A†	0.8	2,221,151
7,112	Google, Inc., Class C†	1.3	3,743,757
63,618	Intel Corp.	0.9	2,308,697
11,836	International Business Machines Corp.	0.7	1,898,968
13,394	MasterCard, Inc., Class A	0.4	1,154,027
112,237	Microsoft Corp.	1.9	5,213,409
45,230	Oracle Corp.	0.8	2,033,993
21,455	QUALCOMM, Inc.	0.6	1,594,750
6,001	Visa, Inc., Class A	0.6	1,573,462
542,075	Other Securities	7.2	19,641,344
			51,508,919
Materials — 3.5%
195,540	Other Securities	3.5	9,601,323
			9,601,323
Telecommunication Services — 2.2%
67,099	AT&T, Inc.	0.8	2,253,855
54,563	Verizon Communications, Inc.	1.0	2,552,457
60,717	Other Securities	0.4	1,155,516
			5,961,828
Utilities — 3.3%
183,593	Other Securities	3.3	8,970,159
			8,970,159
Total Common Stock
(Cost $135,669,187)			273,081,224

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Condensed Schedule of Investments - (Continued)	December 31, 2014

Shares		Percentage of Net Assets (%)	Value
SHORT-TERM INVESTMENTS (b) — 11.7%
1,175,472	Northern Trust Institutional Government Select Portfolio, 0.010%	0.4	$1,175,472
30,860,487	Northern Trust Institutional Liquid Asset Portfolio, 0.010% (c)	11.3	30,860,487

Total Short-Term Investments
(Cost $32,035,959)			32,035,959

WARRANTS — 0.0%
270	Other Securities (Cost $5,144)		857

RIGHTS — 0.0%

Number of Rights
2,254	Other Securities (Cost $—)	10,215

Total Investments — 111.5%
(Cost $167,710,290)		305,128,255
Other Assets & Liabilities, Net — (11.5)%		(31,447,848)

NET ASSETS — 100.0%		$273,680,407

†	Non-income producing security.
(a)	This security or a partial position of this security is on loan at December 31, 2014. The total market value of securities on loan at December 31, 2014 was $30,150,349 (Note 6).
(b)	Rate shown is the 7-day effective yield as of December 31, 2014.
(c)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2014 was $30,860,487. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $287,098 (Note 6).

Ltd. — Limited

Amounts designated as “—” are either $0, or have been rounded to $0.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Portfolio’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 607-2200; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on our website at http://advisor.wilshire.com.

As of December 31, 2014, all of the Fund’s investments were considered Level 1, except Furiex Pharmaceuticals Contingent Value Rights, Leap Wireless Contingent Value Rights, Orleans Homebuilders, Transcript Pharm, Inc. Contingent Value Rights and Trico Marine Services, Inc. which are Level 3. At December 31, 2014, the value of these Level 3 investments was $4,914. A reconciliation of Level 3 investments is only presented when the Portfolio has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. For the year ended December 31, 2014, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2014, there have been no transfers between Level 2 and Level 3 assets and liabilities. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments	December 31, 2014

Shares		Percentage of Net Assets (%)	Value
COMMON STOCK — 96.8%
Australia — 2.1%
37,385	Australia & New Zealand Banking Group, Ltd.	0.6	$972,756
402,651	Other Securities	1.5	2,661,000
			3,633,756
Austria — 0.5%
31,665	Other Securities	0.5	840,811

Belgium — 1.1%
28,733	Other Securities	1.1	1,919,833

Bermuda — 1.5%
48,985	Lazard, Ltd., Class A	1.4	2,450,719
346,000	Other Securities	0.1	230,145
			2,680,864
Brazil — 0.7%
126,530	Other Securities	0.7	1,265,361

Canada — 7.9%
32,715	Canadian National Railway Co.	1.3	2,254,390
20,500	Canadian National Railway Co.	0.8	1,411,956
1,200	Canadian Pacific Railway, Ltd.	0.1	231,107
13,585	Canadian Pacific Railway, Ltd.(a)	1.5	2,617,694
9,800	Magna International, Inc.	0.6	1,061,906
20,900	Royal Bank of Canada	0.8	1,443,464
173,303	Other Securities	2.8	4,973,884
			13,994,401
Cayman Islands — 0.2%
1,500	Other Securities	0.2	341,955

China — 5.5%
2,184,000	Bank of China, Ltd., Class H	0.7	1,225,812
867,000	China Construction Bank Corp., Class H	0.4	708,151
167,300	Tencent Holdings, Ltd.	1.4	2,420,652
4,229,642	Other Securities	3.0	5,432,268
			9,786,883

Shares		Percentage of Net Assets (%)	Value
Denmark — 5.6%
61,278	Chr Hansen Holding A	1.5	$2,714,822
5,013	Novo Nordisk A, Class B	0.1	212,049
50,150	Novo Nordisk ADR(a)	1.2	2,122,348
44,073	Novozymes A, Class B	1.0	1,855,189
12,016	Pandora A	0.6	973,983
157,219	TDC A	0.7	1,199,095
9,496	Other Securities	0.5	890,485
			9,967,971
Finland — 0.8%
56,529	Other Securities	0.8	1,365,026

France — 2.6%
37,200	Electricite de France SA	0.6	1,024,059
6,709	LVMH Moet Hennessy Louis Vuitton SA	0.6	1,062,720
67,977	Other Securities	1.4	2,481,053
			4,567,832
Germany — 4.2%
8,952	Bayer AG	0.7	1,220,237
136,765	Other Securities	3.5	6,174,927
			7,395,164
Guernsey — 0.0%
7,424	Other Securities	0.0	42,163

Hong Kong — 3.1%
110,000	Hutchison Whampoa, Ltd.	0.7	1,257,473
3,057,400	Other Securities	2.4	4,277,409
			5,534,882
India — 0.8%
40,000	Other Securities	0.8	1,397,978

Indonesia — 0.8%
2,080,000	Other Securities	0.8	1,435,261

Ireland — 2.6%
126,141	Experian PLC	1.2	2,126,358
14,215	Perrigo Co. PLC(a)	1.4	2,376,179
			4,502,537
Israel — 0.0%
1,202	Other Securities	0.0	5,619

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Continued)	December 31, 2014

Shares		Percentage of Net Assets (%)	Value
Italy — 1.1%
640,684	Other Securities	1.1	$1,915,813

Japan — 12.6%
11,000	FANUC Corp.	1.0	1,813,684
112,700	Nissan Motor Co., Ltd.	0.6	982,943
44,300	Sysmex Corp.	1.1	1,966,145
1,265,500	Other Securities	9.9	17,479,172
			22,241,944
Malaysia — 0.1%
105,800	Other Securities	0.1	268,016

Mexico — 1.9%
483,800	Wal-Mart de Mexico SAB de CV	0.6	1,040,152
663,300	Other Securities	1.3	2,332,778
			3,372,930
Netherlands — 5.9%
24,755	ASML Holding NV, Class G(a)	1.5	2,669,332
13,620	Core Laboratories NV(a)	0.9	1,639,031
44,150	Sensata Technologies Holding NV† (a)	1.3	2,313,901
187,145	Other Securities	2.2	3,747,274
			10,369,538
New Zealand — 0.1%
30,552	Other Securities	0.1	105,552

Norway — 1.0%
67,347	Statoil ASA	0.7	1,185,768
47,730	Other Securities	0.3	507,620
			1,693,388
Panama — 0.3%
19,100	Other Securities	0.3	574,910

Russia — 0.4%
1,833,212	Other Securities	0.4	688,950

Singapore — 0.6%
89,500	Other Securities	0.6	1,044,486

South Africa — 2.4%
54,485	Remgro, Ltd.	0.7	1,191,952
72,290	Shoprite Holdings, Ltd.	0.6	1,046,235

Shares		Percentage of Net Assets (%)	Value
351,000	Other Securities	1.1	$1,931,609
			4,169,796
South Korea — 2.0%
75,384	Other Securities	2.0	3,476,240

Spain — 3.3%
172,372	Banco Santander SA	0.8	1,446,742
68,157	Inditex SA(a)	1.1	1,944,210
164,528	Other Securities	1.4	2,444,870
			5,835,822
Sweden — 2.5%
68,279	Svenska Cellulosa AB, Class B	0.8	1,472,006
52,546	Swedbank AB, Class A	0.8	1,303,715
112,073	Other Securities	0.9	1,684,045
			4,459,766
Switzerland — 7.4%
23,605	ACE, Ltd.	1.5	2,711,742
33,912	Nestle SA	1.4	2,472,219
10,624	Novartis AG	0.5	985,307
5,037	Roche Holding AG	0.8	1,364,736
932	SGS SA	1.1	1,903,116
2,420	Swatch Group AG (The)	0.6	1,075,101
62,019	Other Securities	1.5	2,559,790
			13,072,011
Taiwan — 3.7%
205,320	Taiwan Semiconductor Manufacturing Co., Ltd. ADR(a)	2.6	4,595,062
1,905,000	Other Securities	1.1	1,978,962
			6,574,024
Thailand — 0.2%
525,500	Other Securities	0.2	360,523

Turkey — 0.3%
117,400	Other Securities	0.3	509,600

United Kingdom — 9.8%
6,698	ARM Holdings PLC	0.1	102,897
43,165	ARM Holdings PLC ADR	1.1	1,998,540
218,560	BP PLC	0.8	1,387,329
32,861	British American Tobacco PLC	1.0	1,780,772
206,854	BT Group PLC, Class A	0.7	1,286,648

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Continued)	December 31, 2014

Shares		Percentage of Net Assets (%)	Value
50,856	Prudential PLC	0.7	$1,175,767
28,456	Reckitt Benckiser Group PLC	1.3	2,304,767
906,669	Other Securities	4.1	7,329,751
			17,366,471
United States — 1.2%
46,875	Coca-Cola Enterprises, Inc.	1.2	2,072,812

Total Common Stock
(Cost $173,938,457)			170,850,889

SHORT-TERM INVESTMENTS (b) — 14.0%
1,773,196	Northern Trust Institutional Government Select Portfolio, 0.010%	1.0	1,773,196
22,850,165	Northern Trust Institutional Liquid Asset Portfolio, 0.010% (c)	13.0	22,850,165

Total Short-Term Investments
(Cost $24,623,361)			24,623,361

PREFERRED STOCK — 1.2%
Brazil — 0.5%
135,800	Other Securities	0.5	931,670

Germany — 0.5%
8,063	Other Securities	0.5	868,532

Russia — 0.1%
174,500	Other Securities	0.1	83,029

South Korea — 0.1%
862	Other Securities	0.1	235,281

Total Preferred Stock
(Cost $2,622,175)			2,118,512

Shares		Percentage of Net Assets (%)	Value
EXCHANGE TRADED FUND — 0.5%
United States — 0.5%
29,913	iShares MSCI India ETF	0.5	$900,082

Total Exchange Traded Funds
(Cost $907,190)			900,082

RIGHTS — 0.0%

Number of Rights
Spain — 0.0%
18,044	Other Securities	0.0	1,725
Total Rights
(Cost $—)			1,725

PRIVATE COMPANY — 0.0%
Malta — 0.0%
4,007	Other Securities	0.0	—

Total Private Company			—
(Cost $ —)

Total Investments — 112.5%
(Cost $202,091,183)			198,494,569
Other Assets & Liabilities, Net — (12.5)%			(22,075,747)

NET ASSETS — 100.0%			$176,418,822

†	Non-income producing security.
(a)	This security or a partial position of this security is on loan at December 31, 2014. The total market value of securities on loan at December 31, 2014 was $21,689,780 (Note 6).
(b)	Rate shown in the 7-day effective yield as of December 31, 2014.
(c)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2014 was $22,850,165. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $19,883 (Note 6).

ADR — American Depositary Receipt
Ltd. — Limited
PLC — Public Limited Company

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Concluded)	December 31, 2014

Amounts designated as “—” are either $0 or have been rounded to $0.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Portfolio’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 607-2200; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on our website at http://advisor.wilshire.com.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stock	$—	$—		$—	$—
Australia	—	3,633,756	*	—	3,633,756
Austria	—	840,811	*	—	840,811
Belgium	—	1,919,833	*	—	1,919,833
Bermuda	2,450,719	230,145	*	—	2,680,864
Brazil	1,265,361	—		—	1,265,361
Canada	13,994,401	—		—	13,994,401
Cayman Islands	341,955	—		—	341,955
China	1,355,388	8,431,495	*	—	9,786,883
Denmark	2,122,348	7,845,623	*	—	9,967,971
Finland	—	1,365,026	*	—	1,365,026
France	—	4,567,832	*	—	4,567,832
Germany	84,633	7,310,531	*	—	7,395,164
Guernsey	—	42,163	*	—	42,163
Hong Kong	—	5,534,882	*	—	5,534,882
India	1,397,978	—		—	1,397,978
Indonesia	—	1,435,261	*	—	1,435,261
Ireland	2,376,179	2,126,358	*	—	4,502,537
Israel	—	5,619	*	—	5,619
Italy	—	1,915,813	*	—	1,915,813
Japan	—	22,241,944	*	—	22,241,944
Malaysia	—	268,016	*	—	268,016
Mexico	3,372,930	—		—	3,372,930
Netherlands	7,492,785	2,876,753	*	—	10,369,538
New Zealand	—	105,552	*	—	105,552
Norway	—	1,693,388	*	—	1,693,388
Panama	574,910	—		—	574,910
Russia	684,669	4,281	*	—	688,950
Singapore	—	1,044,486	*	—	1,044,486

Investments in Securities	Level 1	Level 2		Level 3		Total
South Africa	—	4,169,796	*	—		4,169,796
South Korea	13,574	3,462,666	*	—		3,476,240
Spain	—	5,835,822	*	—		5,835,822
Sweden	—	4,459,766	*	—		4,459,766
Switzerland	2,711,742	10,360,269	*	—		13,072,011
Taiwan	4,595,062	1,978,962	*	—		6,574,024
Thailand	—	360,523	*	—		360,523
Turkey	—	509,600	*	—		509,600
United Kingdom	2,064,801	15,301,670	*	—		17,366,471
United States	2,072,812	—		—		2,072,812
Total Common Stock	48,972,247	121,878,642		—		170,850,889
Short-Term Investments	24,623,361	—		—		24,623,361
Preferred Stock	1,014,699	1,103,813	*	—		2,118,512
Exchange Traded Fund	900,082	—		—		900,082
Rights	—	1,725		—		1,725
Private Company Malta	—	—		—	^	—
Total Investments in Securities	$75,510,389	$122,984,180		$—		$198,494,569

*	Represents securities trading primarily outside the United States, the value of which were adjusted as a result of local trading through the application of a third-party vendor.

^
This security was categorized as Level 3 and had a market value of $0 as of December 31, 2014 and the value has remained $0 throughout the year ended December 31, 2014. There were no accrued discounts/premiums, realized gain/(loss), change in unrealized appreciation/(depreciation), purchases, sales or transfers in or out of Level 3 during the year ended December 31, 2014.

For the year ended December 31, 2014, the transfers out of Level 1 and into Level 2 and the transfers out of Level 2 into Level 1 were related to the fair value of certain foreign securities.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities December 31, 2014

	LARGE COMPANY GROWTH PORTFOLIO		LARGE COMPANY VALUE PORTFOLIO		SMALL COMPANY GROWTH PORTFOLIO		SMALL COMPANY VALUE PORTFOLIO		WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND
ASSETS:
Investments in securities, at value (Note 2)	$287,835,264	*	$147,440,548	*	$40,653,578	*	$42,913,974	*	$305,128,255	*	$198,494,569	*
Foreign currency, at value	—		—		—		—		—		503,967
Receivable for investment securities sold	819,973		—		14,716		—		1,052,329		1,284,470
Dividends and interest receivable	104,965		184,630		11,927		46,533		361,945		149,378
Receivable for Portfolio shares sold	212,165		13,974		1,655		31,657		278,351		7,497
Dividend reclaim receivable	16		2,969		—		—		1		84,149
Prepaid expenses and other assets	23,909		15,556		10,834		10,498		21,484		14,710
Total Assets	288,996,292		147,657,677		40,692,710		43,002,662		306,842,365		200,538,740

LIABILITIES:
Payable upon return on securities loaned	49,108,032		22,142,303		13,730,764		13,164,136		30,860,487		22,850,165
Payable for investment securities purchased	1,129,858		246,358		26,988		8,340		1,797,807		585,651
Payable for Portfolio shares redeemed	189,623		57,756		9,574		8,813		285,558		6,161
Investment advisory fees payable (Note 3)	148,787		77,532		13,415		15,300		23,283		135,372
Custodian fee payable	—		—		—		—		—		446,459
Distribution fees payable (Note 4)	23,117		12,967		4,455		3,369		55,760		1,850
Shareholder Service fees payable (Note 4)	18,984		947		501		681		19,236		1,870
Administration fees payable	13,887		7,236		1,563		1,712		16,298		11,176
Directors’ fees payable	1,779		919		199		219		2,060		1,447
Accrued expenses and other payables	95,801		46,110		23,878		24,376		101,469		79,767
Total Liabilities	50,729,868		22,592,128		13,811,337		13,226,946		33,161,958		24,119,918

NET ASSETS	$238,266,424		$125,065,549		$26,881,373		$29,775,716		$273,680,407		$176,418,822

* Includes Market Value of Securities on Loan	$50,961,501		$21,437,933		$13,300,025		$12,700,131		$30,150,349		$21,689,780

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) December 31, 2014

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND
NET ASSETS consist of:
Paid-in capital	$168,652,184	$99,197,641	$21,398,474	$23,573,635	$174,061,330	$188,461,330
Undistributed net investment income/(accumulated net investment loss)	(6)	(8)	(1)	(7)	404,516	(6,930)
Accumulated net realized gain/(loss) on investments sold and foreign currency transactions	2,832,813	749,222	(92,898)	612,451	(38,203,404)	(8,431,360)
Net unrealized appreciation/depreciation on investments	66,781,433	25,118,694	5,575,798	5,589,637	137,417,965	(3,596,614)
Net unrealized depreciation on other assets and liabilities denominated in foreign currencies	—	—	—	—	—	(7,604)

NET ASSETS	$238,266,424	$125,065,549	$26,881,373	$29,775,716	$273,680,407	$176,418,822

Investments in securities, at cost (Note 2)	171,945,799	100,179,551	21,347,016	24,160,201	136,849,803	179,241,018
Cash collateral for securities on loan, at cost	49,108,032	22,142,303	13,730,764	13,164,136	30,860,487	22,850,165
Foreign currency, at cost	—	—	—	—	—	118,457

NET ASSETS:
Investment Class shares	$103,732,716	$61,566,495	$11,398,090	$14,120,463	$204,464,597	$11,370,694
(50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)†
Institutional Class shares	$134,533,708	$63,499,054	$15,483,283	$15,655,253	$67,500,404	$165,048,128
(50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)†
Qualified Class shares	N/A	N/A	N/A	N/A	$191	N/A
(50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)
Horace Mann Class shares	N/A	N/A	N/A	N/A	1,715,215	N/A
(50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)

†	For the Wilshire International Equity Fund, (40,000,000 shares authorized, per class, par value $.001 per share).

N/A — Not Applicable. Share classes currently not offered.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) December 31, 2014

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND
SHARES OUTSTANDING:
Investment Class shares	2,683,384	2,905,799	486,200	617,732	11,355,734		1,255,522
Institutional Class shares	3,311,963	2,989,780	625,624	674,366	3,750,189		18,363,811
Qualified Class shares	N/A	N/A	N/A	N/A	10		N/A
Horace Mann Class shares	N/A	N/A	N/A	N/A	95,469		N/A

INVESTMENT CLASS SHARES:
Net asset value, offering and redemption price per share	$38.66	$21.19	$23.44	$22.86	$18.01		$9.06

INSTITUTIONAL CLASS SHARES:
Net asset value, offering and redemption price per share	$40.62	$21.24	$24.75	$23.21	$18.00		$8.99

QUALIFIED CLASS SHARES:
Net asset value, offering and redemption price per share	N/A	N/A	N/A	N/A	$18.45	*	N/A

HORACE MANN CLASS SHARES:
Net asset value, offering and redemption price per share	N/A	N/A	N/A	N/A	$17.97		N/A

*	Difference in net asset value recalculation and net asset value stated is caused by rounding differences.

N/A — Not Applicable. Share classes currently not offered.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations For the Year Ended December 31, 2014

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND
INVESTMENT INCOME:
Dividends	$2,092,442	$3,120,271	$113,466	$347,917	$4,751,096	$2,702,434
Interest	151	156	50	59	2,166	532
Income from Security Lending	63,917	35,104	33,871	17,121	82,044	30,493
Foreign taxes withheld	(4,396)	(30,465)	(315)	(666)	(947)	(282,973)
Total income	2,152,114	3,125,066	147,072	364,431	4,834,359	2,450,486

EXPENSES:
Investment advisory fee (Note 3)	2,090,095	1,122,438	253,223	278,455	245,076	1,094,534
Distribution (12b-1) fees (Note 4)
Investment Class	265,898	152,044	24,610	33,250	449,357	26,953
Horace Mann Class	—	—	—	—	4,985	—
Shareholder Service fees (Note 4)
Investment Class	96,311	9,414	6,465	7,605	78,889	17,057
Institutional Class	50,206	680	—	73	48,329	56
Administration and accounting fees (Note 3)	195,075	104,761	20,854	22,932	171,553	76,616
Directors’ fees and expenses (Note 3)	43,185	22,971	4,526	5,000	35,216	14,238
Chief compliance officer expenses	176	228	37	40	588	294
Transfer agent fees (Note 3)	135,210	39,232	21,291	21,973	96,030	29,510
Professional fees	87,660	45,565	18,399	19,078	91,860	57,125
Printing fees	78,913	43,401	8,512	9,366	67,533	27,400
Registration and filing fees	77,679	41,993	18,895	18,099	46,081	30,783
Custodian fees (Note 3)	133,390	81,770	18,009	20,900	78,495	69,576
Other	47,692	27,582	10,050	9,642	50,964	29,563
Total expenses	3,301,490	1,692,079	404,871	446,413	1,464,956	1,473,705
Advisory waiver recapture (Note 3)	—	—	2,871	—	—	—
Fees waived by investment Adviser (Note 3)	—	—	(16,159)	(17,655)	—	(78,351)
Fees paid indirectly (Note 4)	(11,104)	(21,394)	(2,136)	(3,729)	(1,598)	—
Net expenses	3,290,386	1,670,685	389,447	425,029	1,463,358	1,395,354

Net investment income/(loss)	(1,138,272)	1,454,381	(242,375)	(60,598)	3,371,001	1,055,132

Amounts designated as “—” are either $0, or have been rounded to $0.

N/A – Not Applicable. Share classes currently not offered.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Year Ended December 31, 2014

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 5):
Net realized gain/(loss) from:
Investments[1]	$37,612,925	$19,795,935	$2,488,960	$4,154,913	$2,714,435	$(6,595,909)
Foreign currency transactions	—	—	—	—	—	(3,244)
Net change in unrealized appreciation/(depreciation) on:
Investments	(15,391,639)	(5,478,728)	(1,322,416)	(2,249,172)	23,346,934	(5,776,421)
Other assets and liabilities denominated in foreign currencies	—	—	—	—	—	(8,831)

Net realized and unrealized gain/(loss) on investments and foreign currencies	22,221,286	14,317,207	1,166,544	1,905,741	26,061,369	(12,384,405)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,083,014	$15,771,588	$924,169	$1,845,143	$29,432,370	$(11,329,273)

Amounts designated as “—” are either $0, or have been rounded to $0.

[1]	Includes realized gain/(loss) as a result of in-kind transactions. See Note 10 in Notes to Financial Statements.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets For the Year Ended December 31, 2014

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND
OPERATIONS:
Net investment income/(loss)	$(1,138,272)	$1,454,381	$(242,375)	$(60,598)	$3,371,001	$1,055,132
Net realized gain/(loss) on investments and foreign currency transactions[1]	37,612,925	19,795,935	2,488,960	4,154,913	2,714,435	(6,599,153)
Net change in unrealized appreciation/(depreciation) on investments and other assets and liabilities denominated in foreign currencies	(15,391,639)	(5,478,728)	(1,322,416)	(2,249,172)	23,346,934	(5,785,252)
Net increase/decrease in net assets resulting from operations	21,083,014	15,771,588	924,169	1,845,143	29,432,370	(11,329,273)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income:
Investment Class shares	—	(651,594)	—	—	(2,481,169)	(26,717)
Institutional Class shares	(12,208)	(833,097)	—	—	(949,278)	(1,039,566)
Qualified Class shares	N/A	N/A	N/A	N/A	(3)	N/A
Horace Mann Class shares	N/A	N/A	N/A	N/A	(20,294)	N/A
Net Realized Capital Gains:
Investment Class shares	(14,643,447)	(6,065,315)	(1,040,728)	(1,598,464)	—	—
Institutional Class shares	(17,516,210)	(6,025,428)	(1,342,084)	(1,746,140)	—	—
Total Distributions to Shareholders	(32,171,865)	(13,575,434)	(2,382,812)	(3,344,604)	(3,450,744)	(1,066,283)

CAPITAL STOCK TRANSACTIONS (DOLLARS):[2]
Investment Class shares:
Shares sold	5,921,915	7,924,035	3,606,707	2,374,779	67,507,638	14,389,483
Shares issued as reinvestment of distributions	14,284,315	6,608,197	1,018,961	1,578,890	2,410,271	24,739
Shares redeemed	(23,319,294)	(14,252,531)	(2,171,469)	(2,738,445)	(24,247,283)	(4,803,477)
Net increase/(decrease) in net assets from Investment Class share transactions	(3,113,064)	279,701	2,454,199	1,215,224	45,670,626	9,610,745

Institutional Class shares:
Shares sold	59,395,731	46,114,964	10,505,619	10,564,201	8,566,723	189,140,359
Shares issued as reinvestment of distributions	14,806,421	6,848,930	1,342,076	1,745,522	499,120	1,039,565
Shares redeemed	(178,850,572)	(103,724,127)	(19,556,780)	(20,871,705)	(7,502,183)	(59,283,107)
Net increase/(decrease) in net assets from Institutional Class share transactions	(104,648,420)	(50,760,233)	(7,709,085)	(8,561,982)	1,563,660	130,896,817

N/A — Not Applicable. Share classes currently not offered.

Amounts designated as “—” are either $0, or have been rounded to $0.

[1]	Includes realized gain/(loss) as a result of in-kind transactions. See Note 10 in Notes to Financial Statements.

[2]	Includes shares sold/shares redeemed as a result of in-kind transactions. See Note 10 in Notes to Financial Statements.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued) For the Year Ended December 31, 2014

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND
CAPITAL STOCK TRANSACTIONS (DOLLARS) (Continued):
Qualified Class shares:
Shares sold	N/A	N/A	N/A	N/A	1	N/A
Shares issued as reinvestment of distributions	N/A	N/A	N/A	N/A	1	N/A
Shares redeemed	N/A	N/A	N/A	N/A	—	N/A
Net increase in net assets from Qualified Class share transactions	N/A	N/A	N/A	N/A	2	N/A

Horace Mann Class shares:
Shares sold	N/A	N/A	N/A	N/A	31,450	N/A
Shares issued as reinvestment of distributions	N/A	N/A	N/A	N/A	20,294	N/A
Shares redeemed	N/A	N/A	N/A	N/A	(66,118)	N/A
Net decrease in net assets from Horace Mann Class share transactions	N/A	N/A	N/A	N/A	(14,374)	N/A
Net increase/(decrease) in net assets from capital stock transactions	(107,761,484)	(50,480,532)	(5,254,886)	(7,346,758)	47,219,914	140,507,562
Net increase/(decrease) in net assets	(118,850,335)	(48,284,378)	(6,713,529)	(8,846,219)	73,201,540	128,112,006

NET ASSETS:
Beginning of year	357,116,759	173,349,927	33,594,902	38,621,935	200,478,867	48,306,816
End of year	$238,266,424	$125,065,549	$26,881,373	$29,775,716	$273,680,407	$176,418,822
Undistributed net investment income/(accumulated net income loss) at end of year	$(6)	$(8)	$(1)	$(7)	$404,516	$(6,930)

N/A — Not Applicable. Share classes currently not offered.

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued) For the Year Ended December 31, 2014

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	141,322	355,455	147,053	98,245	4,049,034	1,508,963
Shares issued as reinvestment of distributions	367,584	308,029	43,808	70,204	132,505	2,719
Shares redeemed	(553,806)	(639,727)	(88,741)	(113,434)	(1,417,005)	(504,565)
Net increase/(decrease) in Investment Class shares outstanding	(44,900)	23,757	102,120	55,015	2,764,534	1,007,117

Institutional Class shares:
Shares sold	1,333,936	1,972,639	407,529	425,268	488,663	19,755,735
Shares issued as reinvestment of distributions	362,636	317,755	54,667	76,424	27,454	115,124
Shares redeemed	(4,013,075)	(4,493,655)	(755,317)	(841,471)	(440,459)	(6,266,104)
Net increase/(decrease) in Institutional Class shares outstanding	(2,316,503)	(2,203,261)	(293,121)	(339,779)	75,658	13,604,755

Qualified Class shares:
Shares sold	N/A	N/A	N/A	N/A	—	N/A
Shares issued as reinvestment of distributions	N/A	N/A	N/A	N/A	—	N/A
Shares redeemed	N/A	N/A	N/A	N/A	—	N/A
Net increase/(decrease) in Qualified Class shares outstanding	N/A	N/A	N/A	N/A	—	N/A

Horace Mann Class shares:
Shares sold	N/A	N/A	N/A	N/A	1,857	N/A
Shares issued as reinvestment of distributions	N/A	N/A	N/A	N/A	1,118	N/A
Shares redeemed	N/A	N/A	N/A	N/A	(3,917)	N/A
Net decrease in Horace Mann Class shares outstanding	N/A	N/A	N/A	N/A	(942)	N/A

N/A — Not Applicable. Share classes currently not offered.

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets For the Year Ended December 31, 2013

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND
OPERATIONS:
Net investment income/(loss)	$384,582	$1,324,303	$(149,140)	$(16,339)	$2,529,289	$539,968
Net realized gain on investments and securities sold short[1,2]	29,028,147	9,827,087	1,400,274	2,527,969	3,827,546	52,643,115
Net change in unrealized appreciation/(depreciation) on investments and securities sold short[2]	49,089,849	26,268,501	6,068,373	6,705,119	43,806,174	(32,911,207)
Net increase in net assets resulting from operations	78,502,578	37,419,891	7,319,507	9,216,749	50,163,009	20,271,876

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income:
Investment Class shares	—	(388,038)	—	(1,497)	(1,697,976)	—
Institutional Class shares	(402,755)	(947,789)	(42,279)	(66,562)	(870,173)	(563,726)
Qualified Class shares	N/A	N/A	N/A	N/A	(2)	N/A
Horace Mann Class shares	N/A	N/A	N/A	N/A	(18,635)	N/A
Net Realized Capital Gains:
Investment Class shares	(8,765,455)	(221,033)	(205,408)	(363,659)	—	(52,555)
Institutional Class shares	(18,229,730)	(396,695)	(484,005)	(654,126)	—	(978,768)
Total Distributions to Shareholders	(27,397,940)	(1,953,555)	(731,692)	(1,085,844)	(2,586,786)	(1,595,049)

CAPITAL STOCK TRANSACTIONS (DOLLARS)[3]:
Investment Class shares:
Shares sold	7,868,400	9,693,427	631,663	2,314,939	15,399,418	2,560,782
Shares issued as reinvestment of distributions	8,433,006	582,986	196,966	355,347	1,638,026	23,876
Shares redeemed	(23,010,451)	(8,208,991)	(1,174,680)	(2,482,775)	(17,931,153)	(82,287,376)
Net increase/(decrease) in net assets from Investment Class share transactions	(6,709,045)	2,067,422	(346,051)	187,511	(893,709)	(79,702,718)

Institutional Class shares:
Shares sold	137,094,195	97,812,273	20,768,047	21,059,214	3,559,358	44,130,663
Shares issued as reinvestment of distributions	13,128,582	1,343,062	526,283	720,537	398,883	1,542,491
Shares redeemed	(24,094,441)	(8,359,198)	(1,181,583)	(1,171,102)	(9,874,233)	(110,445,066)
Net increase/(decrease) in net assets from Institutional Class share transactions	126,128,336	90,796,137	20,112,747	20,608,649	(5,915,992)	(64,771,912)

[1]	Includes realized gain/(loss) as a result of in-kind transactions. See Note 10 in Notes to Financial Statements.

[2]	Effective April 2, 2013, the Wilshire International Equity Fund no longer engages in short selling.

[3]	Includes shares sold/shares redeemed as a result of in-kind transactions. See Note 10 in Notes to Financial Statements.

N/A — Not Applicable. Share classes currently not offered.

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued) For the Year Ended December 31, 2013

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND
CAPITAL STOCK TRANSACTIONS (DOLLARS) (Continued):
Qualified Class shares:
Shares sold	N/A	N/A	N/A	N/A	1	N/A
Shares issued as reinvestment of distributions	N/A	N/A	N/A	N/A	1	N/A
Shares redeemed	N/A	N/A	N/A	N/A	—	N/A
Net increase in net assets from Qualified Class share transactions	N/A	N/A	N/A	N/A	2	N/A

Horace Mann Class shares:
Shares sold	N/A	N/A	N/A	N/A	30,100	N/A
Shares issued as reinvestment of distributions	N/A	N/A	N/A	N/A	18,635	N/A
Shares redeemed	N/A	N/A	N/A	N/A	(100,080)	N/A
Net decrease in net assets from Horace Mann Class share transactions	N/A	N/A	N/A	N/A	(51,345)	N/A
Net increase/(decrease) in net assets from capital stock transactions	119,419,291	92,863,559	19,766,696	20,796,160	(6,861,044)	(144,474,630)
Net increase/(decrease) in net assets	170,523,929	128,329,895	26,354,511	28,927,065	40,715,179	(125,797,803)

NET ASSETS:
Beginning of year	186,592,830	45,020,032	7,240,391	9,694,870	159,763,688	174,104,619
End of year	$357,116,759	$173,349,927	$33,594,902	$38,621,935	$200,478,867	$48,306,816
Undistributed/(distributions in excess of) net investment income at end of year	$12,182	$(3)	$—	$(4)	$439,759	$2,147

N/A — Not Applicable. Share classes currently not offered.

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued) For the Year Ended December 31, 2013

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND
CAPITAL SHARE TRANSACTIONS[1]:
Investment Class shares:
Shares sold	202,933	512,296	29,538	111,331	1,050,077	279,429
Shares issued as reinvestment of distributions	210,352	27,525	8,187	15,094	101,363	2,548
Shares redeemed	(591,454)	(445,646)	(53,727)	(117,787)	(1,242,984)	(9,022,433)
Net increase/(decrease) in Investment Class shares outstanding	(178,169)	94,175	(16,002)	8,638	(91,544)	(8,740,456)

Institutional Class shares:
Shares sold	3,511,797	5,514,835	946,389	1,033,605	246,653	4,790,649
Shares issued as reinvestment of distributions	314,035	63,160	20,792	30,136	24,699	162,392
Shares redeemed	(582,902)	(435,315)	(49,228)	(52,657)	(675,306)	(12,016,034)
Net increase/(decrease) in Institutional Class shares outstanding	3,242,930	5,142,680	917,953	1,011,084	(403,954)	(7,062,993)

Qualified Class shares:
Shares sold	N/A	N/A	N/A	N/A	—	N/A
Shares issued as reinvestment of distributions	N/A	N/A	N/A	N/A	—	N/A
Shares redeemed	N/A	N/A	N/A	N/A	—	N/A
Net increase/(decrease) in Qualified Class shares outstanding	N/A	N/A	N/A	N/A	—	N/A

Horace Mann Class shares:
Shares sold	N/A	N/A	N/A	N/A	2,095	N/A
Shares issued as reinvestment of distributions	N/A	N/A	N/A	N/A	1,156	N/A
Shares redeemed	N/A	N/A	N/A	N/A	(7,073)	N/A
Net decrease in Horace Mann Class shares outstanding	N/A	N/A	N/A	N/A	(3,822)	N/A

[1]	Includes shares sold/shares redeemed as a result of in-kind transactions. See Note 9 in Notes to Financial Statements.

N/A — Not Applicable. Share classes currently not offered.

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Investment Class Shares
	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010
Net asset value, beginning of period	$41.60	$34.70	$31.54	$32.00	$26.88

Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.26)	(0.02)	0.07	(0.09)	0.01
Net realized and unrealized gain/(loss) on investments	3.61	10.38	4.24	(0.37)	5.12
Total from investment operations	3.35	10.36	4.31	(0.46)	5.13

Less distributions:
From net investment income	0.00	0.00	(0.07)	0.00	(0.01)
Return of capital	0.00	0.00	0.00	0.00	(0.00)[2]
From capital gains	(6.29)	(3.46)	(1.08)	0.00	0.00
Total distributions	(6.29)	(3.46)	(1.15)	0.00	(0.01)

Net asset value, end of period	$38.66	$41.60	$34.70	$31.54	$32.00

Total return	7.97%	30.22%	13.72%	(1.44)%	19.10%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$103,733	$113,495	$100,853	$94,872	$111,904
Operating expenses including reimbursement/waiver and fees paid indirectly	1.38%	1.36%	1.39%	1.41%	1.42%
Operating expenses excluding reimbursement/waiver and fees paid indirectly	1.38%[3]	1.36%[3]	1.39%[3]	1.41%	1.42%
Net investment income/(loss)	(0.61)%	(0.05)%	0.20%	(0.27)%	0.04%
Portfolio turnover rate	62%	136%	71%	104%	167%

[1]	The selected per share data was calculated using the average shares outstanding method for the period.
[2]	Amount is less than $0.01 per share.
[3]	The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.38%, 1.36% and 1.39% for 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.
	Institutional Class Shares
	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010
Net asset value, beginning of period	$43.28	$35.94	$32.63	$32.99	$27.70

Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.13)	0.10	0.18	0.03	0.12
Net realized and unrealized gain/(loss) on investments	3.76	10.77	4.38	(0.39)	5.30
Total from investment operations	3.63	10.87	4.56	(0.36)	5.42

Less distributions:
From net investment income	(0.00)[2]	(0.07)	(0.17)	0.00	(0.13)
Return of capital	0.00	0.00	0.00	0.00	(0.00)[2]
From capital gains	(6.29)	(3.46)	(1.08)	0.00	0.00
Total distributions	(6.29)	(3.53)	(1.25)	0.00	(0.13)

Net asset value, end of period	$40.62	$43.28	$35.94	$32.63	$32.99

Total return	8.32%	30.60%	14.04%	(1.09)%	19.55%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$134,534	$243,622	$85,740	$74,201	$82,007
Operating expenses including reimbursement/waiver and fees paid indirectly	1.06%	1.05%	1.11%	1.05%	1.05%
Operating expenses excluding reimbursement/waiver and fees paid indirectly	1.06%[3]	1.06%[3]	1.11%[3]	1.05%	1.05%
Net investment income/(loss)	(0.29)%	0.23%	0.50%	0.09%	0.40%
Portfolio turnover rate	62%	136%	71%	104%	167%

[1]	The selected per share data was calculated using the average shares outstanding method for the period.
[2]	Amount is less than $0.01 per share.
[3]	The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.06%, 1.05% and 1.11% for 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Investment Class Shares
	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010
Net asset value, beginning of period	$21.44	$15.86	$13.82	$14.42	$12.78

Income/(loss) from investment operations:
Net investment income[1]	0.18	0.16	0.17	0.11	0.07
Net realized and unrealized gain/(loss) on investments	2.14	5.64	2.03	(0.59)	1.64
Total from investment operations	2.32	5.80	2.20	(0.48)	1.71

Less distributions:
From net investment income	(0.23)	(0.14)	(0.16)	(0.12)	(0.07)
Return of capital	0.00	0.00	0.00	0.00	(0.00)[2]
From capital gains	(2.34)	(0.08)	0.00	0.00	0.00
Total distributions	(2.57)	(0.22)	(0.16)	(0.12)	(0.07)

Net asset value, end of period	$21.19	$21.44	$15.86	$13.82	$14.42

Total return	10.77%	36.54%	15.92%	(3.36)%	13.40%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$61,566	$61,800	$44,220	$30,968	$33,887
Operating expenses including reimbursement/waiver and fees paid indirectly	1.29%	1.24%	1.35%	1.39%	1.39%
Operating expenses excluding reimbursement/waiver and fees paid indirectly	1.30%[3]	1.25%[3]	1.36%[3]	1.39%	1.39%
Net investment income	0.80%	0.87%	1.12%	0.77%	0.54%
Portfolio turnover rate	57%	101%	97%	140%	140%

[1]	The selected per share data was calculated using the average shares outstanding method for the period.
[2]	Amount is less than $0.01 per share.
[3]	The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.29%, 1.24% and 1.35% for 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.
	Institutional Class Shares
	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010
Net asset value, beginning of period	$21.48	$15.89	$13.84	$14.44	$12.79

Income/(loss) from investment operations:
Net investment income[1]	0.24	0.22	0.20	0.16	0.08
Net realized and unrealized gain/(loss) on investments	2.14	5.63	2.04	(0.58)	1.66
Total from investment operations	2.38	5.85	2.24	(0.42)	1.74

Less distributions:
From net investment income	(0.28)	(0.18)	(0.19)	(0.18)	(0.09)
Return of capital	0.00	0.00	0.00	0.00	(0.00)[2]
From capital gains	(2.34)	(0.08)	0.00	0.00	0.00
Total distributions	(2.62)	(0.26)	(0.19)	(0.18)	(0.09)

Net asset value, end of period	$21.24	$21.48	$15.89	$13.84	$14.44

Total return	11.05%	36.85%	16.18%	(2.95)%	13.57%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$63,499	$111,550	$800	$773	$1,105
Operating expenses including reimbursement/waiver and fees paid indirectly	1.00%	0.95%	1.14%	1.00%	1.27%
Operating expenses excluding reimbursement/waiver and fees paid indirectly	1.01%[3]	0.97%[3]	1.15%[3]	1.16%	1.27%
Net investment income	1.09%	1.13%	1.32%	1.13%	0.65%
Portfolio turnover rate	57%	101%	97%	140%	140%

[1]	The selected per share data was calculated using the average shares outstanding method for the period.
[2]	Amount is less than $0.01 per share.
[3]	The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.00%, 0.95% and 1.14% for 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Investment Class Shares
	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010
Net asset value, beginning of period	$24.95	$18.06	$15.90	$15.95	$12.64

Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.25)	(0.16)	0.09	(0.14)	(0.05)
Net realized and unrealized gain on investments	1.09	7.59	2.07	0.09 [2]	3.36
Total from investment operations	0.84	7.43	2.16	(0.05)	3.31

Less distributions:
From capital gains	(2.35)	(0.54)	0.00	0.00	0.00
Total distributions	(2.35)	(0.54)	0.00	0.00	0.00

Net asset value, end of period	$23.44	$24.95	$18.06	$15.90	$15.95

Total return	3.44%	41.25%	13.58%	(0.31)%	26.19%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$11,398	$9,582	$7,225	$6,813	$7,521
Operating expenses including reimbursement/waiver and fees paid indirectly	1.50%	1.47%	1.47%	1.50%	1.45%
Operating expenses excluding reimbursement/waiver and fees paid indirectly	1.55%[3]	1.62%[3]	1.97%[3]	2.02%	2.18%
Net investment income/(loss)	(1.00)%	(0.75)%	0.55%	(0.85)%	(0.41)%
Portfolio turnover rate	77%	88%	99%	177%	83%

[1]	The selected per share data was calculated using the average shares outstanding method for the period.
[2]
The amount shown for a share outstanding throughout the year ended December 31, 2011, does not accord with the aggregate net gains on investments for the year because of the sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

[3]	The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.54%, 1.61% and 1.95% for 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.
	Institutional Class Shares
	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010
Net asset value, beginning of period	$26.14	$18.89	$16.60	$16.61	$13.12

Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.18)	(0.15)	0.11	(0.12)	(0.01)
Net realized and unrealized gain on investments	1.14	7.99	2.18	0.11 [2]	3.50
Total from investment operations	0.96	7.84	2.29	(0.01)	3.49

Less distributions:
From net investment income	0.00	(0.05)	0.00	0.00	0.00
From capital gains	(2.35)	(0.54)	0.00	0.00	0.00
Total distributions	(2.35)	(0.59)	0.00	0.00	0.00

Net asset value, end of period	$24.75	$26.14	$18.89	$16.60	$16.61

Total return	3.75%	41.58%	13.80%	(0.06)%	26.60%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$15,483	$24,013	$15	$13	$179
Operating expenses including reimbursement/waiver and fees paid indirectly	1.20%	1.19%	1.28%	1.23%	1.15%
Operating expenses excluding reimbursement/waiver and fees paid indirectly	1.24%[3]	1.20%[3]	1.79%[3]	1.69%	1.87%
Net investment income/(loss)	(0.70)%	(0.54)%	0.60%	(0.68)%	(0.09)%
Portfolio turnover rate	77%	88%	99%	177%	83%

[1]	The selected per share data was calculated using the average shares outstanding method for the period.
[2]
The amount shown for a share outstanding throughout the year ended December 31, 2011, does not accord with the aggregate net gains on investments for the year because of the sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

[3]	The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.19%, 1.18% and 1.78% for 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Investment Class Shares
	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010
Net asset value, beginning of period	$24.33	$17.40	$15.04	$16.34	$13.32

Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.08)	(0.03)	0.20	0.00	0.12
Net realized and unrealized gain/(loss) on investments	1.53	7.62	2.38	(1.23)	3.02
Total from investment operations	1.45	7.59	2.58	(1.23)	3.14

Less distributions:
From net investment income	0.00	0.00 [2]	(0.22)	(0.07)	(0.12)
From capital gains	(2.92)	(0.66)	0.00	0.00	0.00
Total distributions	(2.92)	(0.66)	(0.22)	(0.07)	(0.12)

Net asset value, end of period	$22.86	$24.33	$17.40	$15.04	$16.34

Total return	6.17%	43.79%	17.20%	(7.54)%	23.60%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$14,120	$13,688	$9,641	$8,795	$13,754
Operating expenses including reimbursement/waiver and fees paid indirectly	1.49%	1.49%	1.49%	1.50%	1.50%
Operating expenses excluding reimbursement/waiver and fees paid indirectly	1.56%[3]	1.58%[3]	1.84%[3]	1.90%	1.87%
Net investment income/(loss)	(0.35)%	(0.13)%	1.24%	(0.02)%	0.82%
Portfolio turnover rate	53%	60%	68%	118%	89%

[1]	The selected per share data was calculated using the average shares outstanding method for the period.
[2]	Amount is less than $0.01 per share.
[3]	The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.55%, 1.57% and 1.83% for 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.
	Institutional Class Shares
	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010
Net asset value, beginning of period	$24.59	$17.58	$15.19	$16.51	$13.45

Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.02)	0.00	0.22	0.09	0.14
Net realized and unrealized gain/(loss) on investments	1.56	7.74	2.42	(1.24)	3.06
Total from investment operations	1.54	7.74	2.64	(1.15)	3.20

Less distributions:
From net investment income	0.00	(0.07)	(0.25)	(0.17)	(0.14)
From capital gains	(2.92)	(0.66)	0.00	0.00	0.00
Total distributions	(2.92)	(0.73)	(0.25)	(0.17)	(0.14)

Net asset value, end of period	$23.21	$24.59	$17.58	$15.19	$16.51

Total return	6.47%	44.16%	17.41%	(6.95)%	23.80%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$15,655	$24,934	$54	$82	$156
Operating expenses including reimbursement/waiver and fees paid indirectly	1.17%	1.20%	1.31%	0.94%	1.29%
Operating expenses excluding reimbursement/waiver and fees paid indirectly	1.23%[2]	1.19%[2]	1.66%[2]	1.64%	1.67%
Net investment income/(loss)	(0.07)%	(0.01)%	1.33%	0.53%	0.96%
Portfolio turnover rate	53%	60%	68%	118%	89%

[1]	The selected per share data was calculated using the average shares outstanding method for the period.
[2]	The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.21%, 1.18% and 1.65% for 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Investment Class Shares
	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010
Net asset value, beginning of period	$16.22	$12.43	$10.93	$11.05	$9.61

Income/(loss) from investment operations:
Net investment income[1]	0.23	0.19	0.19	0.14	0.13
Net realized and unrealized gain/(loss) on investments	1.78	3.80	1.49	(0.12)	1.45
Total from investment operations	2.01	3.99	1.68	0.02	1.58

Less distributions:
From net investment income	(0.22)	(0.20)	(0.18)	(0.14)	(0.14)
Total distributions	(0.22)	(0.20)	(0.18)	(0.14)	(0.14)

Net asset value, end of period	$18.01	$16.22	$12.43	$10.93	$11.05

Total return	12.38%	32.10%	15.36%	0.21%	16.44%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$204,465	$139,354	$107,888	$99,545	$105,019
Operating expenses including reimbursement/fees paid indirectly	0.65%	0.68%	0.70%	0.74%	0.72%
Operating expenses excluding reimbursement/fees paid indirectly	0.65%	0.68%	0.70%	0.74%	0.72%
Net investment income	1.32%	1.33%	1.61%	1.22%	1.26%
Portfolio turnover rate	3%	2%	2%	9%	2%

[1]	The selected per share data was calculated using the average shares outstanding method for the period.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.
	Institutional Class Shares
	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010
Net asset value, beginning of period	$16.21	$12.41	$10.92	$11.04	$9.60

Income/(loss) from investment operations:
Net investment income[1]	0.26	0.22	0.22	0.16	0.15
Net realized and unrealized gain/(loss) on investments	1.79	3.81	1.47	(0.11)	1.45
Total from investment operations	2.05	4.03	1.69	0.05	1.60

Less distributions:
From net investment income	(0.26)	(0.23)	(0.20)	(0.17)	(0.16)
Total distributions	(0.26)	(0.23)	(0.20)	(0.17)	(0.16)

Net asset value, end of period	$18.00	$16.21	$12.41	$10.92	$11.04

Total return	12.60%	32.48%	15.54%	0.43%	16.71%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$67,500	$59,565	$50,633	$50,252	$53,415
Operating expenses including reimbursement/fees paid indirectly	0.44%	0.46%	0.47%	0.53%	0.50%
Operating expenses excluding reimbursement/fees paid indirectly	0.44%	0.46%	0.47%	0.53%	0.50%
Net investment income	1.53%	1.55%	1.84%	1.43%	1.48%
Portfolio turnover rate	3%	2%	2%	9%	2%

[1]	The selected per share data was calculated using the average shares outstanding method for the period.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.
	Qualified Class Shares
	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010
Net asset value, beginning of period	$16.56	$12.64	$11.09	$11.03	$9.59

Income/(loss) from investment operations:
Net investment income[1]	0.33	0.28	0.26	0.14	0.13
Net realized and unrealized gain/(loss) on investments	1.83	3.88	1.50	(0.08)	1.46
Total from investment operations	2.16	4.16	1.76	0.06	1.59

Less distributions:
From net investment income	(0.27)	(0.24)	(0.21)	0.00	(0.15)
Total distributions	(0.27)	(0.24)	(0.21)	0.00	(0.15)

Net asset value, end of period	$18.45	$16.56	$12.64	$11.09	$11.03

Total return	13.01%	32.94%[3]	15.93%[3]	0.54%	16.56%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$— [2]	$— [2]	$— [2]	$— [2]	$714
Operating expenses including reimbursement/fees paid indirectly	0.00%[3]	0.00%[3]	0.00%[3]	0.65%	0.66%
Operating expenses excluding reimbursement/fees paid indirectly	0.00%[3]	0.00%[3]	0.00%[3]	0.65%	0.66%
Net investment income	1.90%	1.92%	2.16%	1.21%	1.32%
Portfolio turnover rate	3%	2%	2%	9%	2%

[1]	The selected per share data was calculated using the average shares outstanding method for the period.
[2]	Amounts designated as “—” have been rounded to $0.
[3]	Results not considered meaningful due to low level of assets.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.
	Horace Mann Class Shares
	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010
Net asset value, beginning of period	$16.18	$12.40	$10.91	$11.02	$9.59

Income/(loss) from investment operations:
Net investment income[1]	0.22	0.19	0.19	0.13	0.13
Net realized and unrealized gain/(loss) on investments	1.79	3.79	1.48	(0.10)	1.44
Total from investment operations	2.01	3.98	1.67	0.03	1.57

Less distributions:
From net investment income	(0.22)	(0.20)	(0.18)	(0.14)	(0.14)
Total distributions	(0.22)	(0.20)	(0.18)	(0.14)	(0.14)

Net asset value, end of period	$17.97	$16.18	$12.40	$10.91	$11.02

Total return	12.38%	32.07%	15.31%	0.25%	16.39%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,715	$1,560	$1,243	$1,108	$1,204
Operating expenses including reimbursement/fees paid indirectly	0.67%	0.70%	0.69%	0.78%	0.72%
Operating expenses excluding reimbursement/fees paid indirectly	0.67%	0.70%	0.69%	0.78%	0.72%
Net investment income	1.30%	1.31%	1.62%	1.17%	1.26%
Portfolio turnover rate	3%	2%	2%	9%	2%

[1]	The selected per share data was calculated using the average shares outstanding method for the period.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Investment Class Shares
	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010
Net asset value, beginning of period	$9.70	$8.34	$7.63	$8.09	$7.37

Income/(loss) from investment operations:
Net investment income[1]	0.09	0.03	0.06	0.00 [2]	0.00 [2]
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(0.71)	1.54	0.96	(0.19)	0.84
Total from investment operations	(0.62)	1.57	1.02	(0.19)	0.84

Less distributions:
From net investment income	(0.02)	0.00	(0.09)	(0.06)	(0.04)
From capital gains	0.00	(0.21)	(0.22)	(0.21)	(0.08)
Total distributions	(0.02)	(0.21)	(0.31)	(0.27)	(0.12)

Net asset value, end of period	$9.06	$9.70	$8.34	$7.63	$8.09

Total return	(6.38)%	18.95%	13.36%	(2.28)%	11.47%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$11,371	$2,410	$74,999	$80,004	$91,641
Operating expenses including dividends and rebates on securities sold short and interest expense, after expense reimbursement/waiver and fees paid indirectly[4]	1.50%	1.85%[3]	2.24%[3]	2.27%[3]	2.19%[3]
Operating expenses including dividends and rebates on securities sold short and interest expense, before expense reimbursement/waiver and fees paid indirectly[4]	1.71%[5]	1.93%[5]	2.29%[5]	2.33%	2.23%
Net investment income	0.97%	0.38%	0.77%	0.06%	0.05%
Portfolio turnover rate	176%	368%	45%	134%	283%

[1]	The selected per share data was calculated using the average shares outstanding method for the period.
[2]	Amount is less than $0.01 per share.
[3]
The operating expense ratios reflect the expenses related to investing in securities sold short. Had these expenses been excluded, the expense ratio (after waiver and fees paid indirectly) would have been 1.50% for 2013, 2012, 2011 and 2010, respectively.

[4]	Effective April 2, 2013, the Wilshire International Equity Fund no longer engages in short selling.
[5]	The ratio of operating expenses including dividends and rebates on securities sold short and interest expense, before reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.71%, 1.93% and 2.28% for 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.
	Institutional Class Shares
	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010
Net asset value, beginning of period	$9.64	$8.38	$7.67	$8.14	$7.41

Income/(loss) from investment operations:
Net investment income[1]	0.09	0.08	0.09	0.02	0.02
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(0.68)	1.51	0.95	(0.20)	0.85
Total from investment operations	(0.59)	1.59	1.04	(0.18)	0.87

Less distributions:
From net investment income	(0.06)	(0.12)	(0.11)	(0.08)	(0.06)
From capital gains	0.00	(0.21)	(0.22)	(0.21)	(0.08)
Total distributions	(0.06)	(0.33)	(0.33)	(0.29)	(0.14)

Net asset value, end of period	$8.99	$9.64	$8.38	$7.67	$8.14

Total return	(6.16)%	19.10%	13.63%	(2.11)%	11.82%

Ratios to average net assets/supplemental data[2]:
Net assets, end of period (in 000’s)	$165,048	$45,897	$99,106	$93,132	$103,526
Operating expenses including dividends and rebates on securities sold short and interest expense, after expense reimbursement/waiver and fees paid indirectly[3]	1.25%	1.61%[2]	1.99%[2]	2.02%[2]	1.94%[2]
Operating expenses including dividends and rebates on securities sold short and interest expense, before expense reimbursement/ waiver and fees paid indirectly[3]	1.31%[4]	1.87%	2.01%[4]	2.05%	1.96%
Net investment income	0.96%	0.88%	1.03%	0.32%	0.30%
Portfolio turnover rate	176%	368%	45%	134%	283%

[1]	The selected per share data was calculated using the average shares outstanding method for the period.
[2]
The operating expense ratios reflect the expenses related to investing in securities sold short. Had these expenses been excluded, the expense ratio (after waiver and fees paid indirectly) would have been 1.25% for 2013, 2012, 2011 and 2010, respectively.

[3]	Effective April 2, 2013, the Wilshire International Equity Fund no longer engages in short selling.
[4]	The ratio of operating expenses including dividends and rebates on securities sold short and interest expense, before reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.31%, 1.87% and 2.00% for 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Notes to Financial Statements December 31, 2014

1. Organization.

Wilshire Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified investment company, which was incorporated under Maryland law on July 30, 1992. The Company operates as a series company and presently offers six series, all of which had operations during the period: Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund and Wilshire International Equity Fund (each a “Portfolio” and collectively the “Portfolios”). The Company accounts separately for the assets, liabilities and operations of each series.

Each of the Portfolios offers Investment and Institutional Class shares, each of which has equal rights as to voting privileges. The Wilshire 5000 IndexSM Fund also offers Qualified Class Shares and Horace Mann Class Shares. Each of the Investment Class, Qualified Class and Horace Mann Class has exclusive voting rights with respect to its particular service and distribution plan. Investment income, realized and unrealized capital gains and losses and the common expenses of each Portfolio are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Portfolio. Each class of shares differs in its respective service and distribution expenses.

2. Significant Accounting Policies.

Use of estimates – Each Portfolio is an investment company in conformity with U.S. generally accepted accounting principles (U.S. GAAP). Therefore, each Portfolio follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be material. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

Security valuation – A security listed or traded on U.S. exchanges is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on that exchange. Securities quoted on the National Association of Securities Dealers Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the NASDAQ official closing price. If there are no such sales, the most recent bid quotation is used. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price; and if there are no such sales, the most recent bid quotation is used. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. In the event market quotations are not readily available, such securities are valued at fair value according to procedures adopted by the Board of Directors or as determined in good faith by the Pricing Committee, whose members include at least two representatives of Wilshire Associates Incorporated (“Wilshire” or the “Adviser”), one of whom is an officer of the Company, or by the Company’s Valuation Committee. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2014

Valuation Committee in accordance with the Company’s valuation procedures. Significant events may include, but are not limited to, the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector.

The Wilshire International Equity Fund uses Interactive Data Pricing and Reference Data, Inc. (formerly FT Interactive Data Corp.) (“Interactive Data”) as a third party fair valuation vendor daily. Interactive Data provides a fair value for foreign securities in the Wilshire International Equity Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data. These factors are used to value the Wilshire International Equity Fund without holding a Pricing Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Wilshire International Equity Fund’s administrator and may request that a meeting of the Pricing Committee be held.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Portfolios disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolios have the ability to access at the measurement date;

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year ended December 31, 2014, there have been no significant changes to the Portfolios’ fair value methodologies.

Fair value measurement classifications are summarized in each Portfolio’s Condensed Schedule of Investments, as applicable.

Securities transactions and investment income – Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis from settlement date. Distributions received on securities that represent a return of capital or capital gain are reclassed as a reduction of

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2014

cost of investments and/or as a realized gain. The actual character of income, realized gain and return of capital distributions received from Real Estate Investment Trusts (“REITs”) is not known until after the end of the fiscal year, at which time such distribution estimates are appropriately adjusted.

Foreign currency transactions – The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

●	market value of investment securities, other assets and other liabilities at the daily rates of exchange and

●	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

Expense policy – Distribution and Service fees directly attributable to a class of shares are charged to that class’ operations. Expenses of the Portfolios other than Distribution and Service fees are prorated among the classes to which the expense relates based on the relative net assets of each class of shares. Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionately among all Portfolios daily in relation to the net assets of each Portfolio or another reasonable basis. Expenses which are attributable to the Company and the Wilshire Variable Insurance Trust are allocated across the Company and the Wilshire Variable Insurance Trust based upon relative net assets or another reasonable basis. Expenses and fees, including the advisory fees, are accrued daily and taken into account for the purpose of determining the net asset value of each Portfolio’s shares.

Investments in REITs – With respect to the Portfolios, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Distributions to shareholders – Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Portfolios’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax.

Redemption fees – The Wilshire International Equity Fund charges a redemption fee of 1% on redemption of capital shares held for sixty days or less, subject to certain exceptions. For the year ended December 31, 2014, the Wilshire International Equity Fund did not charge any redemption fees.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2014

3. Investment Advisory Fee and Other Transactions.

Pursuant to the Advisory Agreement (the “Agreement”) between the Company and the Adviser, Wilshire charges annual fees of 0.75% of average daily net assets for the first $1 billion and 0.65% thereafter for the Large Company Growth Portfolio and Large Company Value Portfolio, 0.85% of average daily net assets for the first $1 billion and 0.75% thereafter for the Small Company Growth Portfolio and Small Company Value Portfolio, 0.10% of the average daily net assets for the first $1 billion and 0.07% thereafter for the Wilshire 5000 IndexSM Fund and 1.00% of the average daily net assets for the first $1 billion and 0.90% thereafter for the Wilshire International Equity Fund. Wilshire has entered into contractual expense limitation agreements with the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund to waive a portion of its management fees or reimburse expenses to limit expenses of such Portfolios (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. These agreements to limit expenses continue through at least April 30, 2016. Wilshire may recoup the amount of any management fee waived or expenses reimbursed within three years after the year in which Wilshire waived fees or reimbursed the expenses if the recoupment does not exceed the existing expense limitation. At December 31, 2014, the amounts of waivers/reimbursements subject to recoupment for Wilshire International Equity Fund were $78,351 expiring in 2017, $152,161 expiring in 2016, and $48,410 expiring in 2015. For the year ended December 31, 2014, the Adviser recaptured previously waived fees of $2,871 from Small Company Growth Portfolio. As of the year ended December 31, 2014, the Wilshire Small Company Growth and Wilshire Small Company Value have no fees subject to recoupment.

For the year ended December 31, 2014, Wilshire waived advisory fees or reimbursed expenses as follows:

Portfolio	Fees Waived/ Reimbursed	Fees Recouped
Wilshire Small Company Growth	$16,159	$2,871
Wilshire Small Company Value	17,655	N/A
Wilshire International Equity Fund	78,351	N/A

The Board of Directors of the Company has approved Los Angeles Capital Management and Equity Research, Inc. (“L.A. Capital”), Cornerstone Capital Management, Inc. (“Cornerstone”), Victory Capital Management Inc. (“Victory”), Pzena Investment Management, LLC (“Pzena”), Systematic Financial Management, L.P. (“Systematic”), Ranger Investment Management, LLC (“Ranger”), NWQ Investment Management Company, LP (“NWQ”), Thomas White International Ltd. (“Thomas White”), and WCM Investment Management (“WCM”) (collectively the “Sub-Advisers”) to provide sub-advisory services with respect to the Portfolios. L.A. Capital, Cornerstone and Victory each manage a portion of the Large Company Growth Portfolio. L.A. Capital, Pzena and Systematic each manage a portion of the Large Company Value Portfolio. L.A. Capital and Ranger each manage a portion of the Small Company Growth Portfolio. L.A. Capital and NWQ each manage a portion of the Small Company Value Portfolio. L.A. Capital is the sole sub-adviser for the Wilshire 5000 IndexSM Fund. L.A. Capital, Thomas White and WCM each manage a portion of the Wilshire International Equity Fund.

The Sub-Advisers are subject to Wilshire oversight. The fees of the Sub-Advisers are paid by Wilshire.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2014

SEI Investments Global Funds Services (“SEI”) serves as the Company’s administrator and accounting agent pursuant to an administration agreement dated May 31, 2008. DST Systems, Inc. serves as the Company’s transfer agent and dividend disbursing agent. The Northern Trust Company (“NTC”) serves as the Company’s custodian for all Portfolios. SEI Investments Distribution Co. serves as the Company’s distributor.

Officers’ and Directors’ Expenses – Certain officers of the Company are affiliated with and receive remuneration from the Adviser. The Company does not pay any remuneration to its officers. The Company and the Wilshire Variable Insurance Trust together pay each independent director an annual retainer of $18,000, an annual additional Board chair retainer of $12,000, a Board in-person meeting fee of $2,000, a Board telephonic meeting fee of $1,000, an annual Committee Member retainer of $8,000 and a Committee telephonic meeting fee of $500.

4. Distribution Plan, Shareholder Services Plan and Fees Paid Indirectly.

The Directors of the Company have adopted shareholder services and/or distribution plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, with respect to the Investment Class Shares of each Portfolio and the Qualified Class Shares of the Wilshire 5000 IndexSM Fund. Under the Plans, each such Portfolio reimburses SEI Investments Distribution Co. (the “Distributor”), at an annual rate of up to 0.25% of the value of the average daily net assets attributable to the Investment Class Shares and Qualified Class Shares of each Portfolio for certain services provided by securities dealers or other financial intermediaries or for certain distribution expenses for the purpose of financing any activity intended to result in the sale of Investment Class Shares or Qualified Class Shares. For the year ended December 31, 2014, the distribution and service fee expenses incurred for the Investment Class of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund and Wilshire International Equity was 0.25% of the respective average net assets of each Portfolio. For the year ended December 31, 2014, the distribution and services fee expenses incurred for Investment Class Shares of the Small Company Growth Portfolio was 0.22% of its respective average net assets. For the year ended December 31, 2014, there were no distribution and service fee expenses incurred for Qualified Class Shares of the Wilshire 5000 IndexSM Fund.

The Directors of the Company have adopted a shareholder services and distribution plan pursuant to Rule 12b-1 with respect to the Horace Mann Class Shares of the Wilshire 5000 IndexSM Fund. Under such Plan, the Company reimburses the Distributor for its shareholder service and distribution payments at an annual rate of up to 0.35% of the value of the average daily net assets of the Wilshire 5000 IndexSM Fund attributable to the Horace Mann Class Shares. For the year ended December 31, 2014, the shareholder services and distribution fees for the Horace Mann Class Shares were 0.31% of average net assets.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2014

In addition, Investment Class Shares and Institutional Class Shares pay the expenses associated with certain shareholder servicing arrangements with third parties, provided that payment of such fees does not exceed in any year 0.20% and 0.15% for the Investment and Institutional Class Shares, respectively, of the average net assets of each class. For the year ended December 31, 2014, the net shareholder service provider fees were as follows (as a percent of average net assets of each class):

Portfolio	Investment Class	Institutional Class
Large Company Growth Portfolio	0.09%	0.03%
Large Company Value Portfolio	0.02%	0.00%
Small Company Growth Portfolio	0.06%	0.00%
Small Company Value Portfolio	0.06%	0.00%
Wilshire 5000 IndexSM Fund	0.04%	0.08%
Wilshire International Equity Fund	0.16%	0.00%

The Directors of the Company have adopted a shareholder services plan with respect to the Qualified Class Shares of the Wilshire 5000 IndexSM Fund which authorizes payments by the Qualified Class Shares of up to 0.15% of the average daily net assets attributable to the Portfolio’s Qualified Class Shares for certain shareholder services provided by insurers or other financial intermediaries. For the year ended December 31, 2014, there were no shareholder service provider fees for the Qualified Class Shares.

Fees paid indirectly – The Company has entered into a brokerage commission recapture program with the Distributor, pursuant to which a portion of the Portfolios’ commissions generated from transactions directed to the Distributor are used to reduce the Portfolios’ expenses. Under such program, the Distributor, as introducing broker, retains a portion of the Portfolios’ commissions.

Such commissions rebated to the Portfolios for the year ended December 31, 2014 were as follows:

Large Company Growth Portfolio	$11,104
Large Company Value Portfolio	21,394
Small Company Growth Portfolio	2,136
Small Company Value Portfolio	3,729
Wilshire 5000 IndexSM Fund	1,598
Wilshire International Equity Fund	—

For the year ended December 31, 2014, the Distributor retained the following commissions:

Large Company Growth Portfolio	$17,614
Large Company Value Portfolio	31,677
Small Company Growth Portfolio	5,191
Small Company Value Portfolio	7,063
Wilshire 5000 IndexSM Fund	4,603
Wilshire International Equity Fund	—

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2014

5. Securities Transactions.

For the year ended December 31, 2014, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, short sales and purchases to cover, were as follows:

Portfolio	Purchases	Sales
Large Company Growth Portfolio	$172,755,705	$312,657,446
Large Company Value Portfolio	83,830,187	147,883,727
Small Company Growth Portfolio	22,597,903	30,247,856
Small Company Value Portfolio	17,086,527	27,621,961
Wilshire 5000 IndexSM Fund	56,362,334	8,323,851
Wilshire International Equity Fund	331,892,302	192,951,493

6. Securities Lending.

The Portfolios may seek additional income by lending their securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in short-term securities. A Portfolio may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a “placing broker.” A Portfolio receives compensation for lending securities in the form of fees. A Portfolio also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Company’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the collateral and securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting loans be valued daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Portfolio. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Portfolio. Lending securities entails a risk of loss to the Portfolio if and to the extent that the market value of securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. NTC, the Portfolios’ custodian, acts as the securities lending agent for the Portfolios. The value of the securities on loan and the value of the related collateral at December 31, 2014 are shown on the Statement of Assets and Liabilities. The Northern Trust Institutional Liquid Asset Portfolio was purchased with proceeds from collateral received from securities on loan. At December 31, 2014, $49,108,032, $22,142,303, $13,730,764, $13,164,136, $30,860,487, and $22,850,165 of this cash equivalent represents the collateral received for securities on loan in the Wilshire Large Company Growth Portfolio, Wilshire Large Company Value Portfolio, Wilshire Small Company Growth Portfolio, Wilshire Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, and the Wilshire International Equity Fund, respectively. Securities on loan are also collateralized by various U.S. Treasury obligations. At December 31, 2014, $3,367,201, $3,183, $3,919, $19,307 and $287,098 represent the collateral received for securities on loan in the Wilshire Large Company Growth Portfolio, Wilshire Large Company Value Portfolio, Wilshire Small Company Growth Portfolio, Wilshire Small Company Value Portfolio and the Wilshire 5000 IndexSM Fund, respectively.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2014

7. Significant Shareholder Activity.

On December 31, 2014, the Portfolios had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Portfolios. These represent omnibus shareholder accounts comprised of many individual shareholders.

Portfolio
Large Company Growth Portfolio (3 omnibus shareholders)	75%
Large Company Value Portfolio (2 omnibus shareholder)	83%
Small Company Growth Portfolio (2 omnibus shareholders)	72%
Small Company Value Portfolio (2 omnibus shareholders)	75%
Wilshire 5000 IndexSM Fund (3 omnibus shareholders)	48%
Wilshire International Equity Fund (1 omnibus shareholders)	94%

8. Tax Information.

No provision for federal income taxes is required because each Portfolio has qualified and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

The Portfolios evaluate tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolios did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2014

The federal tax cost, unrealized appreciation and depreciation at December 31, 2014 for each Portfolio are as follows:

Portfolio	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Large Company Growth Portfolio	$222,106,299	$67,403,412	$(1,674,447)	$65,728,965
Large Company Value Portfolio	123,103,360	26,298,488	(1,961,300)	24,337,188
Small Company Growth Portfolio	35,113,930	5,948,812	(409,164)	5,539,648
Small Company Value Portfolio	37,440,171	6,141,898	(668,095)	5,473,803
Wilshire 5000 IndexSM Fund	171,999,490	136,512,278	(3,383,513)	133,128,765
Wilshire International Equity Fund	202,759,545	6,598,722	(10,863,698)	(4,264,976)

The differences between book and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, investment in passive foreign investment companies, investments in Master Limited Partnerships and investment in Grantor Trusts.

Under the Regulated Investment Company Modernization Act of 2010 (“RIC Modernization”), the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Portfolios intend to retain realized gains to the extent of available capital loss carryforwards. At December 31, 2014, the following Portfolios had available for federal income tax purposes unused capital losses as follows:

	Expiring December 31
Portfolio	2016	2017	2018
Wilshire 5000 IndexSM Fund	$3,750,586	$30,139,484	$2,464

Losses carried forward under these new provisions are as follows:

Portfolio	Short-Term Loss	Long-Term Loss	Total*
Wilshire International Equity Fund	$3,800,304	$49,221	$3,849,525

*	This table should be used in conjunction with the capital loss carryforwards table.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2014

During the year ended December 31, 2014, the Large Company Value Portfolio and the Wilshire 5000 IndexSM Fund utilized capital loss carryforwards of $1,957,417 and $2,531,484, respectively, to offset capital gains.

The tax character of distributions declared during the years ended December 31, 2014 and 2013 were as follows:

Portfolio	2014 Ordinary Income	2014 Capital Gains	2014 Return of Capital	2013 Ordinary Income	2013 Capital Gains	2013 Return of Capital
Large Company Growth Portfolio	$10,600,458	$21,571,407	$—	$9,364,862	$18,033,078	$—
Large Company Value Portfolio	6,224,189	7,351,245	—	1,953,555	—	—
Small Company Growth Portfolio	747,668	1,635,144	—	51,168	680,524	—
Small Company Value Portfolio	538,712	2,805,892	—	573,301	512,543	—
Wilshire 5000 IndexSM Fund	3,450,744	—	—	2,586,786	—	—
Wilshire International Equity Fund	1,062,512	—	3,771	563,737	1,031,312	—

At December 31, 2014, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Large Company Growth Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio	Wilshire 5000 IndexSM Fund	Wilshire International Equity Fund
Undistributed ordinary income	$73,052	$269,855	$—	$409,329	$413,909	$—
Undistributed long-term capital gain	3,812,226	1,260,870	444,579	318,950	—	—
Capital loss carryforwards	—	—	—	—	(33,892,534)	(3,849,525)
Post October losses	—	—	(501,328)	—	(31,085)	(3,920,400)
Unrealized appreciation	65,728,965	24,337,188	5,539,648	5,473,803	133,128,765	(4,272,580)
Other temporary differences	(3)	(5)	—	(1)	22	(3)
Total distributable earnings/ (accumulated losses)	$69,614,240	$25,867,908	$5,482,899	$6,202,081	$99,619,077	$(12,042,508)

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2014

9. Reclassifications.

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. The reclassifications primarily include investments in real estate investment trusts, sales of passive foreign investment companies, investments in Master Limited Partnerships, investment in Grantor Trusts, net operating losses and redemptions/ transfers in-kind. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2014, the reclassifications were as follows:

Portfolio	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Undistributed Investment Income	Increase/(Decrease) Net Realized Capital Gains/(Losses)
Large Company Growth Portfolio	$4,979,586	$1,138,292	$(6,117,878)
Large Company Value Portfolio	4,111,566	30,305	(4,141,871)
Small Company Growth Portfolio	177,316	242,374	(419,690)
Small Company Value Portfolio	107,722	60,595	(168,317)
Wilshire 5000 IndexSM Fund	—	44,500	(44,500)
Wilshire International Equity Fund	(3,771)	2,074	1,697

10. In-Kind Transfers.

During the year ended, December 31, 2014, the VIT Equity Fund sold 35,999,390 of the Wilshire Large Company Growth Portfolio and it received 34,822,983 dollars’ worth of securities from the Wilshire Large Company Growth Portfolio and 1,176,407 in cash. The Equity Fund also sold 32,482,802 of the Wilshire Large Company Value Porfoltio and it received 30,202,110 in securities and $2,280,692 in cash.

During the year ended, December 31, 2014, the Wilshire VIT Small Cap Fund sold 3,250,952 dollars’ worth of the Wilshire Small Company Growth Portfolio. It received 3,004,352 dollars’ worth of securities from the Wilshire Small Company Growth Portfolio and $246,600 in cash. It also sold 4,267,931 dollars’ worth of the Wilshire Small Company Value Portfolio. It received 1,897,931 dollars’ worth of securities from the Wilshire Small Company Value Portfolio and $2,370,000 in cash.

During the year ended, December 31, 2014, the Wilshire VIT International Equity Fund purchased 16,089,894 dollars’ worth of the Wilshire International Equity Fund. The Wilshire VIT International Equity Fund moved 15,809,310 worth of securities and $280,583 in cash.

During the year ended December 31, 2013, the Portfolios issued and redeemed shares of common stock through affiliated in-kind transfers of investment securities and cash. The securities were transferred at their current value on the date of such transactions, with the exception of the Wilshire International Equity Fund, which transferred securities on a tax-free basis. Included in this transfer was total net unrealized depreciation of $1,951,869 for the Wilshire International Equity Fund.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2014

During the year ended December 31, 2013, Wilshire International Equity Fund distributed securities as a redemption in-kind to the Wilshire Variable Insurance Trust (“VIT”) Equity Fund and VIT Balanced Fund. As a result, the Wilshire International Equity Fund realized a gain of $45,078,780 (net of related wash sale adjustments). Pursuant to Internal Revenue Code 852(b)(6), the transaction qualifies as a non-taxable transaction, thus no taxable event has occurred.

Receiving Portfolio	Contributing Portfolio	Date of Transfer	Value of Investment Securities	Cash	Total Assets	Shares Issued/ (Redeemed)	Realized Gain/ (Loss) Earned by Contributing Portfolio
Large Company Growth Portfolio	VIT Equity Fund	4/8/2013	$64,025,634	$1,097,110	$65,122,744	1,695,627	$2,590,858
Large Company Growth Portfolio	VIT Balanced Fund	4/8/2013	29,580,794	1,017,251	30,598,045	796,693	(251,486)
Large Company Value Portfolio	VIT Equity Fund	4/8/2013	64,037,268	1,432,638	65,469,906	3,690,691	3,344,532
Large Company Value Portfolio	VIT Balanced Fund	4/8/2013	29,678,783	1,016,141	30,694,924	1,730,344	(122,322)
Small Company Growth Portfolio	VIT Small Cap Fund	4/8/2013	6,996,577	167,384	7,163,961	343,333	1,035,447
Small Company Growth Portfolio	VIT Balanced Fund	4/8/2013	7,279,152	378,324	7,657,476	366,985	(82,358)
Small Company Growth Portfolio	VIT Small Cap Fund	9/18/2013	5,845,013	101,543	5,946,556	236,068	1,058,636
Small Company Value Portfolio	VIT Small Cap Fund	4/8/2013	6,862,541	367,373	7,229,914	369,257	104,637
Small Company Value Portfolio	VIT Balanced Fund	4/8/2013	7,139,924	628,186	7,768,110	396,745	15,070
Small Company Value Portfolio	VIT Small Cap Fund	9/18/2013	5,933,650	126,389	6,060,039	267,551	466,397
Wilshire International Equity Fund	VIT International Equity Fund	4/2/2013	5,931,173	—	5,931,173	645,387	(1,951,869)
Wilshire International Equity Fund	VIT Balanced Fund	4/3/2013	—	25,551,553	25,551,553	2,817,958	—
Wilshire International Equity Fund	VIT International Equity Fund	10/9/2013	7,140,649	212,009	7,352,658	784,702	933,113
Wilshire International Equity Fund	VIT International Equity Fund	10/31/2013	5,038,472	229,615	5,268,087	539,763	91,639
VIT Equity Fund	Wilshire International Equity Fund	4/2/2013	108,142,870	279,665	108,422,535	(11,797,754)	22,029,945
VIT Balanced Fund	Wilshire International Equity Fund	4/2/2013	77,077,919	212,167	77,290,086	(8,455,321)	25,597,135

VIT - Wilshire Variable Insurance Trust

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2014

11. Indemnifications.

In the normal course of business, the Company, on behalf of the Portfolios, enters into contracts that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is dependent on claims that may be made against the Portfolios in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

12. Risks.

Foreign security risk – The Wilshire International Equity Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

13. Contingencies.

The Wilshire 5000 IndexSM Fund was named as a defendant and a putative member of a proposed defendant class of shareholders in a lawsuit filed on December 7, 2010, in the U.S. Bankruptcy Court for the District of Delaware and on March 6, 2012, in the District Court for the Southern District of New York, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The 2010 lawsuit was brought by the official Committee of Unsecured Creditors of the Tribune Company and the 2012 lawsuit was brought by Deutsche Bank, as trustee for senior noteholders of Tribune Company. Both lawsuits relate to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007 less than a year prior to Tribune Company’s bankruptcy filing. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who meet certain jurisdictional requirements and received proceeds of the leveraged buyout. The plaintiffs seek to recover those proceeds, together with interest and attorneys’ fees and expenses, as fraudulent transfers under the Bankruptcy Act or various state laws, respectively. On September 2013, the District Court dismissed the 2012 lawsuit and this decision is on appeal to the Second Circuit Court of Appeals. The 2010 lawsuit continues in the District Court. The Adviser does not expect the Portfolio to be materially impacted by the lawsuits.

14. Subsequent Event Evaluation.

The Portfolios have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Wilshire Mutual Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors of Wilshire Mutual Funds, Inc. and the Shareholders of
Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio,
Small Company Value Portfolio, Wilshire International Equity Fund and Wilshire 5000 IndexSM Fund:

In our opinion, the accompanying statements of assets and liabilities, including the condensed schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire International Equity Fund, and Wilshire 5000 IndexSM Fund (six portfolios/funds constituting the Wilshire Mutual Funds, Inc., hereafter referred to as the “Portfolios”) at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
 March 2, 2015

Wilshire Mutual Funds, Inc. Additional Fund Information

The Board of Directors has responsibility for the overall management and operations of the Company. The Board establishes the Company’s policies and meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Company.

Set forth below are the names of the Directors and executive officers of the Company, their ages, positions and terms of office, their principal occupations during the past five years, and other directorships held by them. The address of each Director and Officer is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTOR
John C. Hindman, 44	Director	Since 2014	President, Wilshire Associates; formerly, Executive Vice President, Allianz Global Investors of America	10	Wilshire Associates; Wilshire Variable Insurance Trust (4 Funds)
NON-INTERESTED DIRECTORS
Roger A. Formisano, 66	Director	Since 2006	Vice President, University Medical Foundation, 2006- Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	10	Integrity Mutual Insurance Company, Wilshire Variable Insurance Trust (4 Funds)
Edward Gubman, 63	Director	Since 2011	Founder and Principal, Strategic Talent Solutions	10	Wilshire Variable Insurance Trust (4 Funds)
Suanne K. Luhn, 60	Director	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	10	Wilshire Variable Insurance Trust (4 Funds)
George J. Zock, 64	Director, Chairman of the Board	Since 2006	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003).	10	Wilshire Variable Insurance Trust (4 Funds), Armed Forces Insurance Exchange

Wilshire Mutual Funds, Inc. Additional Fund Information - (Continued)

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years
OFFICERS
Jason Schwarz, 40	President	Since 2012	President, Wilshire Funds Management Group (Since 2005).
Reena S. Lalji, 43	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated
Helen Thompson, 47	Chief Compliance Officer Vice President	Since 2013 Since 2008	Managing Director, Wilshire Associates Incorporated (since 2003)
Michael Wauters, 49	Treasurer	Since 2009	Chief Financial Officer, Wilshire Associates Incorporated (since 2009)
Nathan R. Palmer, 39	Vice President	Since 2011	Managing Director, Wilshire Associates Incorporated; Senior Investment Management Associate, Convergent Wealth Advisors (2009 to 2010)

(1)	Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 70th birthday. Officers are elected by the board on an annual basis to serve until their successors have been elected and qualified.

The Company’s Statement of Additional Information includes additional information about the Directors of the Company and is available, without charge, upon request, by calling 1-888-200-6796.

Wilshire Mutual Funds, Inc. Additional Fund Information - (Continued)

Information on Proxy Voting

The Securities and Exchange Commission (“SEC”) has adopted the requirement that all funds file their complete proxy voting records with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year.

A description of policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities, along with each Portfolio’s proxy voting record relating to portfolio securities held during most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, by e-mailing us at http://advisor.wilshire.com or on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Shareholders may revoke their consent to householding at any time by calling 1-888-200-6796. Upon receipt of a shareholder’s revocation, the Company will begin mailing individual copies of the above-referenced documents to the shareholder’s attention within 30 days.

Wilshire Mutual Funds, Inc. Tax Information - (Unaudited)

Of the distributions made by the following Portfolios, the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

Portfolio	Percentage
Large Company Growth Portfolio	25.31%
Large Company Value Portfolio	42.65%
Small Company Growth Portfolio	34.29%
Small Company Value Portfolio	58.57%
Wilshire 5000 IndexSM Fund	100.00%
Wilshire International Equity Fund	0.16%

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, the Portfolios listed below designate the following percentages of their income dividends distributed in 2013 as qualified dividend income as defined in Section 1(h)(II) of the Internal Revenue Code.

Portfolio	Percentage
Large Company Growth Portfolio	26.12%
Large Company Value Portfolio	47.38%
Small Company Growth Portfolio	34.17%
Small Company Value Portfolio	58.32%
Wilshire 5000 IndexSM Fund	100.00%
Wilshire International Equity Fund	100.00%

Pursuant to the American Jobs Creation Act of 2004, and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, the Funds listed below designate the following percentages of income distributions as qualified interest income that is exempt from U.S. withholding tax when paid to foreign investors.

Portfolio	Percentage
Large Company Growth Portfolio	0.00%
Large Company Value Portfolio	0.00%
Small Company Growth Portfolio	0.00%
Small Company Value Portfolio	0.00%
Wilshire 5000 IndexSM Fund	0.00%
Wilshire International Equity Fund	0.00%

Wilshire Mutual Funds, Inc. Tax Information - (Unaudited) (continued)

Pursuant to the American Jobs Creation Act of 2004, and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, the Funds listed below designate the following percentages of short-term capital gain distributions as qualified short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors.

Portfolio	Percentage
Large Company Growth Portfolio	100.00%
Large Company Value Portfolio	100.00%
Small Company Growth Portfolio	100.00%
Small Company Value Portfolio	100.00%
Wilshire 5000 IndexSM Fund	0.00%
Wilshire International Equity Fund	0.00%

Wilshire International Equity Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended December 31, 2014, the total amount of foreign tax paid is $215,238.

Wilshire Mutual Funds, Inc. Board Approval of Advisory Agreement

During the six months ended December 31, 2014, the Board of Directors (the “Board”) of Wilshire Mutual Funds, Inc. (the “Company”) approved the renewal for an additional one-year term of the Company’s advisory agreement (the “Advisory Agreement”) with Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) with respect to each of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 Index Fund and Wilshire International Equity Fund (the “Funds”). The Board also approved the renewal for additional one-year terms of Wilshire’s subadvisory agreements with each of the following subadvisers: Cornerstone Capital Management, LLC (“Cornerstone”) with respect to the Large Company Growth Portfolio, Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”) with respect to each of the Small Company Value Portfolio, Small Company Growth Portfolio, Large Company Value Portfolio, Large Company Growth Portfolio and Wilshire 5000 Index Fund, NWQ Investment Management Company, LLC (“NWQ”) with respect to the Small Company Value Portfolio, Pzena Investment Management, LLC (“Pzena”) with respect to the Large Company Value Portfolio, Ranger Investment Management, L.P. (“Ranger”) with respect to the Small Company Growth Portfolio, Systematic Financial Management, L.P. (“Systematic”) with respect to the Large Company Value Portfolio, Thomas White International, Ltd. (“Thomas White”) with respect to the Wilshire International Equity Fund, Victory Capital Management, Inc. (“Victory”) with respect to the Large Company Growth Portfolio, and WCM Investment Management (“WCM”) with respect to the Wilshire International Equity Fund. In the following text, the subadvisers are referred to as “Subadvisers” and the subadvisory agreements between Wilshire and each Subadviser are referred to as “Subadvisory Agreements.”

The information in this summary outlines the Board’s considerations associated with its approval of the Advisory Agreement and each of the Subadvisory Agreements. In connection with its deliberations regarding the continuation of these relationships, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by Wilshire and the Subadvisers under the existing advisory arrangements; with respect to Wilshire, comparative fees and expense ratios; the profits to be realized by Wilshire and the Subadvisers; the extent to which Wilshire and the Subadvisers realize economies of scale; and whether any fall-out benefits are being realized by Wilshire and the Subadvisers. In considering these matters, the Board was advised with respect to relevant legal standards by independent legal counsel. In addition, the Directors who are not “interested persons” of the Company as defined in the Investment Company Act of 1940 (the “Independent Directors”) discussed the renewal of the Advisory Agreement with management and in private sessions with independent legal counsel at which no representatives of Wilshire were present and discussed the approval of the Subadvisory Agreements with management and in private sessions with counsel at which no representatives of the Subadvisers were present.

As required by the Investment Company Act of 1940, each approval was confirmed by a vote of the Independent Directors. In deciding to approve the renewal of the Advisory Agreement and each Subadvisory Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Requested and Received

The Board, including all the Independent Directors, considered the approval of the Subadvisory Agreements pursuant to a process that concluded at the Board’s August 20, 2014 meeting and the renewal of the Advisory Agreement pursuant to a process that concluded at the Board’s November 19, 2014 meeting, in each case following an extensive process. At the direction of the Independent Directors, independent legal counsel sent memoranda

Wilshire Mutual Funds, Inc. Board Approval of Advisory Agreement - (continued)

to the Adviser requesting information regarding the Subadvisory Agreements and the Advisory Agreement to be provided to the Directors in advance of meetings of the Independent Directors held prior to the Board meetings on August 20, 2014 and November 18, 2014, respectively.

In response to the requests for information, the Directors received information from the Adviser as to each of the Funds describing: (I) the nature, extent and quality of services provided; (ii) the investment performance of each Fund as provided by Wilshire based upon data gathered from the Morningstar Direct database (“Morningstar”), along with the comparison to its benchmark index; (iii) the costs of services provided and estimated profits realized by the Adviser; (iv) the extent to which economies of scale are realized; (v) any economies of scale realized by the Adviser and any sharing of such for the benefit of Fund shareholders; (vi) comparisons of services rendered and amounts paid by other registered investment companies as provided by Wilshire based upon data gathered from Morningstar; and (vii) benefits realized by the Adviser from its relationship with each Fund. The Directors received information from the Adviser regarding the factors underlying its recommendations to approve each Subadvisory Agreement. The Directors also received information from each Subadviser as to each Fund it managed describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Subadviser in connection with the Fund; (iii) the financial condition of the Subadviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) where applicable, comparisons of services rendered and amounts paid by other registered investment companies and any comparable advisory clients, and (vii) benefits realized by the Subadviser from its relationship with the Fund. At such meeting, the Independent Directors also received a memorandum from independent legal counsel describing their duties in connection with contract approvals, and they were assisted in their review by such counsel.

As a part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is comprised solely of Independent Directors), which met on August 19, 2014 and November 18, 2014, respectively, to review the data on the Subadvisers’ performance and data Wilshire had prepared on performance. With respect to Wilshire, the Board also considered that it was currently reviewing potential alternative structures and arrangements for the Funds. Based upon its evaluation of all materials provided, the Board concluded that it was in the best interests of each Fund to renew the Advisory Agreement and each Subadvisory Agreement.

Nature, Extent and Quality of Services – Wilshire

With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the functions performed by the Adviser. The Board considered the experience and skills of the senior management leading Fund operations, the experience and skills of the personnel performing the functions under the Advisory Agreement and the resources made available to such personnel. The Board also considered the compliance program established by the Adviser and the level of compliance maintained for the Funds. The Board reviewed the processes used by the Adviser to select, monitor and replace subadvisers, which system appeared to be reasonable. The Board concluded that the Adviser was successful in negotiating favorable subadvisory agreements on behalf of the Funds. The Board concluded that the Adviser had a robust system in place for selecting, monitoring and terminating subadvisers, which system appeared to be reasonable. The Board also reviewed the Adviser’s financial condition, and considered the financial support provided by the Adviser to the Small Company Growth Portfolio, Small

Wilshire Mutual Funds, Inc. Board Approval of Advisory Agreement - (continued)

Company Value Portfolio and the Wilshire International Equity Fund through expense limitation agreements. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to each Fund support renewal of the contract.

The Board reviewed information on the performance of each Fund for the annualized one-, three-, five- and ten-year periods ended September 30, 2014, as applicable, along with performance information of a peer group of funds determined by Wilshire based upon the Morningstar database and in comparison to its benchmark for the same periods.

For the Large Company Growth Portfolio, the Board noted that although the Fund underperformed the median of its peer group and its benchmark for all periods, the performance relative to its peers ranked in the third or fourth quintile during all periods. The Board took into consideration the Adviser’s explanation for the underperformance and the response by the Adviser.

For the Large Company Value Portfolio, the Board noted that the Fund outperformed the median of its peer group for the one, three- and five-year periods but underperformed its benchmark for all periods reviewed.

For the Small Company Growth Portfolio, the Board noted that the Fund outperformed the median of its peer group for the three- and five-year periods, was competitive relative to the median of its peer group for the one-year period, outperformed its benchmark for the five-year period and was competitive relative to its benchmark for the three- and ten-year periods.

For the Small Company Value Portfolio, the Board noted that the Fund outperformed the median of its peer group for the one-, three- and five-year periods, was at the median of its peer group for the ten-year period and outperformed its benchmark for the one-, three- five- and ten-year periods.

For the Wilshire 5000 Index Fund, the Board noted that, although the Fund underperformed its benchmark for the one-, three-, five- and ten-year periods, and the Fund’s tracking error to the Wilshire 5000 Index was higher than the median of its peer group, underperformance relative to the benchmark was primarily due to the Fund’s expenses.

For the Wilshire International Equity Fund, the Board noted that the Fund changed its investment mandate from a domestic large cap core fund to an international large cap fund in April 2013 and changed its benchmark to the MSC CAW-ex U.S. Index at the same time so annualized peer returns and performance relative to the Index are not comparable for the three- and five-year periods. The Board also noted that the Wilshire International Equity Fund underperformed the median of its peer group and benchmark for the one-year period. The Board took into consideration the Adviser’s explanation for the underperformance and the response by the Adviser.

Based upon the above performance, the Board determined that it was in the best interests of each Fund to continue the Advisory Agreement.

Wilshire Mutual Funds, Inc. Board Approval of Advisory Agreement - (continued)

Advisory Fees

The Board reviewed each Fund’s advisory fee and total expense ratio and reviewed information comparing the actual advisory fee paid and total expense ratio to those of the peer group of funds. For each Fund other than the Large Company Value Portfolio and the Wilshire International Equity Fund, the advisory fee was below the median. With respect to each of the Large Company Value Portfolio and the Wilshire International Equity Fund, the Board noted that the actual advisory fee was in the fourth quintile of its peer group. As to total expenses, the Board noted that total expenses for each Fund, which were fourth quintile or better, are influenced by the small size of the complex. The Board received information regarding contractual fees charged by the Adviser to other registered investment companies advised by the Adviser that were similar to certain Funds and determined such fees were comparable to those of the applicable Funds. The Board concluded that the advisory fee for each Fund was reasonable.

Profitability to Wilshire and Economies of Scale

With respect to the profitability of the Advisory Agreement, the Board primarily considered the fee structure of the Advisory Agreement, including the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds. The Board concluded that the profits realized by the Adviser were not unreasonable in comparison with the costs of providing investment advisory services to the Funds. In addition, the Board considered the extent to which economies of scale are realized and whether fee levels reasonably reflect economies of scale for the benefit of shareholders. The Board reviewed each Fund’s asset size, each Fund’s expense ratio, the expense limitation agreements in place for the Small Company Growth Portfolio, Small Company Value Portfolio and Wilshire International Equity Fund and whether the investment process produced economies of scale. The Board noted that the advisory fee for all Funds includes a breakpoint. The Board concluded that each Fund’s advisory fee reasonably reflected appropriate recognition of any economies of scale.

Fall-Out Benefits – Wilshire

The Board considered the nature and amount of any benefits derived by the Adviser from its relationship with the Funds. The Board determined that the advisory fees were reasonable in light of these fall-out benefits.

Nature, Extent and Quality of Services – Subadvisers

As to each Subadvisory Agreement, the Board considered the nature, extent and quality of services provided. The Board considered the reputation, qualifications and background of the Subadviser, investment approach of the Subadviser, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Board also considered the Subadviser’s compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided by the Adviser, which concluded that each Subadviser was providing reasonable services and recommended that each Subadvisory Agreement for each Fund be approved.

The Board reviewed information comparing each Subadviser’s gross investment performance to a relevant benchmark (except for LA Capital with respect to the Wilshire 5000 Index Fund for which the Subadviser’s net performance was compared to the benchmark). Based upon all relevant factors, the Board determined to approve the Subadvisory Agreement with Cornerstone, with respect to the Large Company Growth Portfolio, noting Cornerstone’s underperformance for the one- and three-year periods ended June 30, 2014, and given

Wilshire Mutual Funds, Inc. Board Approval of Advisory Agreement - (continued)

the Adviser’s recommendation for renewal and commitment to monitor closely Cornerstone’s performance. With respect to the Large Company Growth Portfolio, the Board noted LA Capital’s outperformance for the three- and five-year periods ended June 30, 2014, which resulted in a conclusion that performance was satisfactory. With respect to Victory’s performance for the Large Company Growth Portfolio, the Board determined to approve the continuation of Victory’s Subadvisory Agreement given outperformance for the one-year period ended June 30, 2014 and the Adviser’s recommendation for renewal, although the Board noted Victory’s underperformance for the three- and five-year periods ended June 30, 2014.

With respect to Systematic’s performance for the Large Company Value Portfolio, the Board noted underperformance for the annualized three- and five-year periods ended June 30, 2014, but outperformance for the one-year period ended, quarter ended and year-to-date period ended June 30, 2014, which resulted in a conclusion that performance was satisfactory. With respect to LA Capital’s performance for the Large Company Value Portfolio, the Fund noted LA Capital’s outperformance for the one-year and since inception (April 30, 2013) periods ended June 30, 2014, which resulted in a conclusion that performance was satisfactory. The Board noted that Pzena, with respect to the Large Company Value Portfolio, had underperformed for all periods reviewed except the five-year period ended June 30, 2014. The Board considered that the Adviser is satisfied with the level of services provided and assesses performance to be within its expectations given market conditions. The Board also considered the Adviser’s representations that it intended to reduce the assets allocated to Pzena and its commitment to continue to monitor Pzena’s performance.

The Board considered that Ranger, with respect to the Small Company Growth Portfolio, underperformed for the one-year and since inception (April 30, 2013) periods ended June 30, 2014, but determined that performance was over too short of a period to evaluate and determined to approve the Subadvisory Agreement given the Adviser’s commitment to monitor closely Ranger’s performance. With respect to LA Capital’s performance for the Small Company Growth Portfolio and Small Company Value Portfolio, the Board noted LA Capital’s outperformance for the one-, three-, five- and ten-year periods ended June 30, 2014, which resulted in a conclusion that performance was satisfactory. With respect to NWQ’s performance for the Small Company Value Portfolio, the Board noted that outperformance for all periods reviewed resulted in a conclusion that performance was satisfactory.

With respect to the Wilshire 5000 Index Fund, the Board noted LA Capital’s underperformance for all periods reviewed except the year-to-date period ended June 30, 2014, but considered that the Adviser is satisfied with the level of services provided and that underperformance was primarily due to Fund expenses.

The Board considered that Thomas White and WCM, with respect to the Wilshire International Equity Fund, underperformed since inception (April 30, 2013 and October 31, 2013, respectively), but determined that performance was over too short of a period to evaluate and determined to approve the Subadvisory Agreements.

Subadvisory Fees

The Board considered each Fund’s subadvisory fees. The Board evaluated the competitiveness of the subadvisory fees based upon data supplied by each Subadviser about the fees charged to other clients. The Board also considered that the subadvisory fee rates were negotiated at arm’s length between the Adviser and each Subadviser, that the Adviser compensates the Subadviser from its fees and that the aggregate advisory fee had been deemed reasonable by the Board.

Wilshire Mutual Funds, Inc. Board Approval of Advisory Agreement - (Concluded)

For the Subadvisers that reported fees for “Other Clients” with comparable investment policies and services, the Board noted that most Subadvisers did not charge higher fees to the Adviser for the Funds than were charged to their Other Clients. For the Subadvisers where the fees charged to the Adviser were higher than that charged to Other Clients, the Board determined that the fees charged to the Adviser were competitive.

Based upon all of the above, the Board determined that the subadvisory fees for each Fund were reasonable.

Profitability to the Subadvisers

The Board noted that the Adviser compensates each Subadviser from its own advisory fees and that the fees were negotiated at arm’s length between the Adviser and each Subadviser. In addition, the Board noted that the revenues to the various Subadvisers were limited due to the size of the Funds. The Board took these factors into consideration in concluding that the subadvisory fees were reasonable.

Economies of Scale – Subadvisers

The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rate for each Fund under the Subadvisory Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits – Subadvisers

The Board also considered the character and amount of other incidental benefits received by each Subadviser. The Board considered each Subadviser’s soft dollar practices. The Board concluded that, taking into account the benefits arising from these practices, the fees charged under each Subadvisory Agreement were reasonable.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement and each Subadvisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement and each Subadvisory Agreement is in the best interests of each Fund.

Wilshire Mutual Funds, Inc. Privacy Statement

At Wilshire Mutual Funds, Inc., we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

INFORMATION WE COLLECT

We collect and retain nonpublic personal information about you that may include:

●	Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

●	Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

●	Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server can not find out a user’s name or email address, or anything about the user’s computer using cookies.

INFORMATION WE MAY SHARE

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

●	Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

●	Companies that provide services for us to help market our products to you; and

●	Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

CONFIDENTIALITY AND SECURITY

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet “cookies” on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our website.

APPLICABILITY

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Portfolios, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Portfolios through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

Wilshire Mutual Funds, Inc. values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 1-888-200-6796 if you have any questions concerning our policy, or visit us at www.wilshirefunds.com for additional copies of this policy.

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Wilshire Mutual Funds

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-888-200-6796
http://advisor.wilshire.com

WIL-AR-001-0800

Item 2.	Code of Ethics.

(a)
The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)	During the period covered by this report, the code of ethics was amended to address changes in the Registrant’s covered officers.

(d)
The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one “audit committee financial expert” (as defined by Item 3 of Form N-CSR) serving on its audit committee. Mr. Roger A. Formisano, the Registrant’s audit committee financial expert, is “independent,” for purposes of Item 3 of Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Directors.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $324,140 for 2013 and $212,180 for 2014.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2014.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, tax planning and tax training are $51,750 for 2013 and $49,950 for 2014. Such services consisted of quarterly diversification review, annual distribution review and tax return review.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2014.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures.

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of less than $5,000. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of less than $5,000. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not Applicable

(c)	0%

(d)	Not Applicable

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was (0%) zero percent.

(g)
The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $1,261,766 for 2013 and $1,199,361 for 2014.

(h)
The Registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Wilshire 5000 IndexSM Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund are listed below.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Wilshire Mutual Funds, Inc. and the Shareholders of Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire International Equity Fund and Wilshire 5000 IndexSM Fund:

In our opinion, the accompanying statements of assets and liabilities, including the condensed schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire International Equity Fund, and Wilshire 5000 IndexSM Fund (six portfolios/funds constituting the Wilshire Mutual Funds, Inc., hereafter referred to as the “Portfolios”) at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments in securities (hereafter referred to as "financial statements") are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

March 2, 2015

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia PA 19103
T: (267) 330 3000, F: (267) 330 3300 www.pwc.com

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments	December 31, 2014

Shares		Value

COMMON STOCK — 98.5%††
Consumer Discretionary — 22.4%
18,800	Advance Auto Parts, Inc.(a)	$2,994,464
17,609	Amazon.com, Inc.†	5,464,953
1,020	Brinker International, Inc.	59,864
15,700	Cablevision Systems Corp., Class A(a)	324,048
20,872	CBS Corp., Class B(a)	1,155,056
300	Choice Hotels International, Inc.(a)	16,806
50,461	Comcast Corp., Class A(a)	2,927,243
841	Darden Restaurants, Inc.(a)	49,308
4,923	Delphi Automotive PLC	358,000
5,331	DIRECTV†	462,198
7,415	Discovery Communications, Inc., Class C†(a)	250,034
1,679	Discovery Communications, Inc., Class A†(a)	57,841
24,771	Dollar General Corp.†	1,751,310
1,707	Domino's Pizza, Inc.	160,748
1,197	Expedia, Inc.(a)	102,176
3,680	Gap, Inc. (The)(a)	154,965
3,960	Gentex Corp.	143,075
3,734	Genuine Parts Co.(a)	397,933
870	Harley-Davidson, Inc.	57,342
27,327	Home Depot, Inc. (The)	2,868,515
4,753	Jarden Corp.†(a)	227,574
158	John Wiley & Sons, Inc., Class A(a)	9,360
2,110	Kohl's Corp.(a)	128,794
370	L Brands, Inc.(a)	32,023
28,765	Las Vegas Sands Corp.	1,672,972
11,975	Liberty Interactive Corp., Class A†	352,305
1,702	Liberty Ventures, Ser A†	64,199
100	LKQ Corp.†(a)	2,812
9,725	Lowe's Cos., Inc.	669,080
1,910	Macy's, Inc.	125,583
1,330	Mattel, Inc.(a)	41,157
4,694	McDonald's Corp.	439,828
36,375	Michael Kors Holdings, Ltd.†	2,731,762
650	Netflix, Inc.†(a)	222,047
22,838	NIKE, Inc., Class B	2,195,874
254	NVR, Inc.†	323,934
3,896	Omnicom Group, Inc.(a)	301,823
3,735	Priceline Group, Inc.†	4,258,684
93,613	PulteGroup, Inc.	2,008,935
1,540	Scripps Networks Interactive, Inc., Class A(a)	115,916
3,633	Service Corp. International(a)	82,469
370	Six Flags Entertainment Corp.	15,965
6,772	Staples, Inc.	122,709
89,333	Starbucks Corp.	7,329,773
1,030	Target Corp.(a)	78,187
3,142	Tesla Motors, Inc.†(a)	698,812
12,669	Time Warner Cable, Inc., Class A	1,926,448
4,195	TJX Cos., Inc.(a)	287,693
40,500	Tractor Supply Co.(a)	3,192,210
3,223	Viacom, Inc., Class B	242,531
30,927	Walt Disney Co. (The)	2,913,014
992	Whirlpool Corp.(a)	192,190
3,110	Wyndham Worldwide Corp.(a)	266,714
262	Wynn Resorts, Ltd.	38,975
3,424	Yum! Brands, Inc.	249,438
		53,317,669
Consumer Staples — 5.3%
12,737	Altria Group, Inc.	627,552

Shares		Value
Consumer Staples (continued)
1,085	Archer-Daniels-Midland Co.	$56,420
5,183	Avon Products, Inc.(a)	48,668
2,053	Campbell Soup Co.	90,332
550	Clorox Co. (The)(a)	57,315
22,011	Coca-Cola Co. (The)	929,304
3,675	Coca-Cola Enterprises, Inc.	162,509
20	Colgate-Palmolive Co.	1,384
299	ConAgra Foods, Inc.	10,848
2,170	Costco Wholesale Corp.	307,597
3,991	CVS Health Corp.	384,373
8,258	Diageo PLC ADR(a)	942,155
700	Dr. Pepper Snapple Group, Inc.	50,176
24,602	Estee Lauder Cos., Inc. (The), Class A	1,874,673
1,230	General Mills, Inc.	65,596
710	Hershey Co. (The)	73,790
375	JM Smucker Co. (The)	37,867
100	Kimberly-Clark Corp.	11,554
735	Kraft Foods Group, Inc.	46,055
9,100	Kroger Co. (The)	584,311
28,825	Monster Beverage Corp.†	3,123,189
6,473	PepsiCo, Inc.	612,087
7,088	Philip Morris International, Inc.	577,317
830	Procter & Gamble Co. (The)	75,605
3,840	Reynolds American, Inc.(a)	246,797
11,010	Rite Aid Corp.†	82,795
11,493	SABMiller PLC ADR	592,579
6,259	Sysco Corp.(a)	248,420
550	Tyson Foods, Inc., Class A	22,050
3,380	Walgreens Boots Alliance, Inc.	257,556
3,811	Wal-Mart Stores, Inc.(a)	327,289
		12,528,163
Energy — 3.8%
22,599	Anadarko Petroleum Corp.	1,864,417
1,000	Cheniere Energy, Inc.†	70,400
61,020	Cobalt International Energy, Inc.†	542,468
44,594	EOG Resources, Inc.	4,105,770
52,725	FMC Technologies, Inc.†(a)	2,469,639
		9,052,694
Financials — 6.6%
23,975	Affiliated Managers Group, Inc.†	5,088,454
5,830	Allied World Assurance Co. Holdings AG	221,074
2,859	American Express Co.	266,001
15,367	Ameriprise Financial, Inc.	2,032,286
4,153	Aon PLC	393,829
280	BlackRock, Inc., Class A	100,117
110,100	Charles Schwab Corp. (The)	3,323,919
2,785	Equity Lifestyle Properties, Inc.(b)	143,567
8,785	Erie Indemnity Co., Class A	797,414
1,924	Extra Space Storage, Inc.(b)	112,823
36,112	First Republic Bank	1,882,158
30	Gaming and Leisure Properties, Inc.(b)	880
681	Hanover Insurance Group, Inc. (The)	48,569
130	Howard Hughes Corp. (The)†	16,955
865	Jones Lang LaSalle, Inc.(a)	129,689
3,330	Lamar Advertising Co., Class A(a) (b)	178,621
3,076	Legg Mason, Inc.	164,166
1,130	Marsh & McLennan Cos., Inc.	64,681
819	Plum Creek Timber Co., Inc.(a) (b)	35,045
506	Public Storage(b)	93,534
2,076	Simon Property Group, Inc.	378,060
61	StanCorp Financial Group, Inc.	4,261
3,005	Validus Holdings, Ltd.(a)	124,888
1,122	Ventas, Inc.(b)	80,448
		15,681,439

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments	December 31, 2014

Shares		Value
Health Care — 15.8%
6,301	Abbott Laboratories	$283,671
8,750	AbbVie, Inc.	572,600
10	Aetna, Inc.	888
2,998	Agilent Technologies, Inc.	122,738
23,302	Alexion Pharmaceuticals, Inc.†	4,311,569
2,406	AmerisourceBergen Corp., Class A	216,925
5,196	Amgen, Inc.	827,671
2,027	Baxter International, Inc.	148,559
949	Becton Dickinson and Co.	132,063
8,705	Biogen Idec, Inc.†	2,954,912
2,937	Boston Scientific Corp.†	38,915
9,254	Bristol-Myers Squibb Co.	546,263
3,293	Cardinal Health, Inc.	265,844
73,794	Catamaran Corp.†(a)	3,818,840
50,863	Celgene Corp.†(a)	5,689,535
44,625	Cerner Corp.†	2,885,452
2,950	Cigna Corp.	303,584
1,224	DaVita HealthCare Partners, Inc.†	92,706
2,865	Endo International PLC†(a)	206,624
35,180	Envision Healthcare Holdings, Inc.†(a)	1,220,394
8,284	Express Scripts Holding Co.†	701,406
64,947	Gilead Sciences, Inc.†(a)	6,121,904
2,729	HCA Holdings, Inc.†	200,281
20,238	Hologic, Inc.†(a)	541,164
2,430	Hospira, Inc.†(a)	148,838
1,153	Illumina, Inc.†(a)	212,821
2,766	Johnson & Johnson	289,241
2,794	Laboratory Corp. of America Holdings†	301,473
1,884	McKesson Corp.	391,081
6,245	Merck & Co., Inc.	354,653
382	Mettler-Toledo International, Inc.†(a)	115,540
6,767	Mylan, Inc.†(a)	381,456
1,644	PerkinElmer, Inc.	71,892
7,457	Perrigo Co. PLC	1,246,512
12,014	Pharmacyclics, Inc.†(a)	1,468,832
1,835	Premier, Inc., Class A†	61,528
2,400	Quest Diagnostics, Inc.(a)	160,944
480	Regeneron Pharmaceuticals, Inc.†(a)	196,920
2,124	Seattle Genetics, Inc.†(a)	68,244
100	Universal Health Services, Inc., Class B	11,126
		37,685,609
Industrials — 8.9%
3,147	3M Co.	517,115
1	Allegion PLC	55
2,415	AO Smith Corp.	136,230
40	Avis Budget Group, Inc.†(a)	2,653
1,608	Babcock & Wilcox Co. (The)(a)	48,723
3,956	Boeing Co. (The)(a)	514,201
16,475	Canadian Pacific Railway, Ltd.(a)	3,174,568
1,561	CH Robinson Worldwide, Inc.(a)	116,903
4,215	Emerson Electric Co.	260,192
55	Exelis, Inc.	964
57,812	Fastenal Co.(a)	2,749,539
800	FedEx Corp.	138,928
3,967	Honeywell International, Inc.	396,383
9	Ingersoll-Rand PLC(a)	571
3,115	Landstar System, Inc.(a)	225,931
4,072	Lockheed Martin Corp.	784,145
310	Norfolk Southern Corp.(a)	33,979
8,642	Pitney Bowes, Inc.(a)	210,605
22,974	Precision Castparts Corp.	5,533,977
6,789	Rollins, Inc.	224,716
4,380	Southwest Airlines Co.	185,362

Shares		Value
Industrials (continued)
1,125	Spirit AeroSystems Holdings, Inc., Class A†	$48,420
1,100	Spirit Airlines, Inc.†	83,138
27,785	Textron, Inc.	1,170,026
4,164	Union Pacific Corp.	496,057
4,270	United Parcel Service, Inc., Class B(a)	474,696
29,434	United Rentals, Inc.†	3,002,562
5,498	United Technologies Corp.	632,270
3	Vectrus, Inc.†(a)	82
705	Waste Management, Inc.	36,181
		21,199,172
Information Technology — 33.6%
2,574	Accenture PLC, Class A(a)	229,884
47,075	Adobe Systems, Inc.†	3,422,353
32,181	Alibaba Group Holding, Ltd. ADR†(a)	3,344,893
11,250	Alliance Data Systems Corp.†	3,218,063
91,534	Apple, Inc.	10,103,523
2,565	ARRIS Group, Inc.†	77,437
2,282	Atmel Corp.†	19,158
2,137	Automatic Data Processing, Inc.	178,162
7,540	Booz Allen Hamilton Holding Corp., Class A	200,036
712	CDK Global, Inc.(a)	29,021
1,744	Citrix Systems, Inc.†	111,267
1,521	CommScope Holding Co., Inc.†	34,725
3,370	Computer Sciences Corp.(a)	212,478
9,379	CoStar Group, Inc.†	1,722,266
375	Diebold, Inc.(a)	12,990
910	DST Systems, Inc.	85,676
90,204	Facebook, Inc., Class A†	7,037,716
1,187	Fidelity National Information Services, Inc.(a)	73,831
5,391	Global Payments, Inc.	435,215
6,265	Google, Inc., Class C†	3,297,896
11,451	Google, Inc., Class A†	6,076,588
3,689	Hewlett-Packard Co.	148,040
5,496	International Business Machines Corp.	881,778
756	Intuit, Inc.(a)	69,696
1,499	Keysight Technologies, Inc.†	50,621
630	Lam Research Corp.	49,984
4,635	MasterCard, Inc., Class A	399,352
11,773	MercadoLibre, Inc.	1,503,059
89,803	Micron Technology, Inc.†(a)	3,144,003
35,690	Microsoft Corp.	1,657,800
267	Motorola Solutions, Inc.	17,910
2,110	NetApp, Inc.	87,459
25,281	Oracle Corp.	1,136,887
3,040	Paychex, Inc.	140,357
5,559	QUALCOMM, Inc.	413,201
88,050	Rackspace Hosting, Inc.†(a)	4,121,620
73,494	Salesforce.com, Inc.†(a)	4,358,929
27,325	SanDisk Corp.(a)	2,677,304
38,175	Skyworks Solutions, Inc.(a)	2,775,704
2,904	Solera Holdings, Inc.	148,627
30,846	Stratasys, Ltd.†(a)	2,563,611
2,915	Symantec Corp.	74,784
2,980	Texas Instruments, Inc.	159,326
71,937	Trimble Navigation, Ltd.†(a)	1,909,208
4,615	Vantiv, Inc., Class A†(a)	156,541
33,782	Visa, Inc., Class A(a)	8,857,640
23,475	VMware, Inc., Class A†	1,937,157
285	Western Digital Corp.	31,549
18,083	Western Union Co. (The)(a)	323,867
13,653	Xerox Corp.	189,230

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments	December 31, 2014

Shares		Value
Information Technology (continued)
950	Yelp, Inc., Class A†(a)	$51,993
70	Zebra Technologies Corp., Class A†	5,419
		79,965,834
Materials — 1.6%
3,392	Ball Corp.	231,233
1,347	Compass Minerals International, Inc.	116,960
1,394	Dow Chemical Co. (The)	63,580
3,097	EI du Pont de Nemours & Co.	228,992
140	LyondellBasell Industries NV, Class A	11,115
1,454	Monsanto Co.	173,709
10,645	Sherwin-Williams Co. (The)(a)	2,800,061
417	TimkenSteel Corp.	15,442
984	Vulcan Materials Co.	64,678
4,800	Weyerhaeuser Co., Class REIT	172,272
		3,878,042
Telecommunication Services — 0.5%
8,743	CenturyLink, Inc.	346,048
61	SBA Communications Corp., Class A†	6,757
19,753	Verizon Communications, Inc.	924,045
		1,276,850
Total Common Stock
(Cost $167,804,039)		234,585,472

SHORT-TERM INVESTMENTS (c) — 22.3%
4,141,760	Northern Trust Institutional Government Select Portfolio, 0.010%	4,141,760
49,108,032	Northern Trust Institutional Liquid Asset Portfolio, 0.010%(d)	49,108,032

Total Short-Term Investments
(Cost $53,249,792)		53,249,792
Total Investments — 120.8%
(Cost $221,053,831)		287,835,264
Other Assets & Liabilities, Net — (20.8)%		(49,568,840)
NET ASSETS — 100.0%		$238,266,424

†	Non-income producing security.
††	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(a)	This security or a partial position of this security is on loan at December 31, 2014. The total market value of securities on loan at December 31, 2014 was $50,961,501 (Note 6).
(b)	Real Estate Investment Trust.
(c)	Rate shown is the 7-day effective yield as of December 31, 2014.
(d)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2014 was $49,108,032.  Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $3,367,201
(Note 6).

ADR — American Depositary Receipt
ETF — Exchange Traded Fund
Ltd. — Limited
PLC— Public Limited Company

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments	December 31, 2014

Shares		Value

COMMON STOCK — 97.4%††
Consumer Discretionary — 8.8%
1,423	Apollo Education Group, Inc., Class A†	$48,539
3,725	Bed Bath & Beyond, Inc.†	283,733
8,693	Cablevision Systems Corp., Class A(a)	179,423
6,640	Choice Hotels International, Inc.(a)	371,973
3,700	Columbia Sportswear Co.(a)	164,798
1,360	Comcast Corp., Class A(a)	78,894
530	DeVry Education Group, Inc.(a)	25,159
99	Discovery Communications, Inc., Class C†	3,338
99	Discovery Communications, Inc., Class A†(a)	3,411
6,075	Foot Locker, Inc.(a)	341,293
60,476	Ford Motor Co.	937,378
8,675	Gannett Co., Inc.(a)	276,993
18,972	General Motors Co.	662,313
2,109	Gentex Corp.(a)	76,198
328	Genuine Parts Co.(a)	34,955
23,534	Interpublic Group of Cos., Inc. (The)	488,801
90	John Wiley & Sons, Inc., Class A(a)	5,332
239	Johnson Controls, Inc.	11,553
6,294	Kohl's Corp.(a)	384,186
3,310	Lear Corp.	324,645
8,640	Macy's, Inc.	568,080
2,585	Magna International, Inc., Class A(a)	280,964
2,099	MGM Resorts International†(a)	44,876
350	Murphy USA, Inc.†(a)	24,101
250	Newell Rubbermaid, Inc.	9,523
5,085	News Corp., Class B†	76,682
53,975	News Corp., Class A†(a)	846,868
9,088	Omnicom Group, Inc.(a)	704,047
2,420	Ross Stores, Inc.	228,109
9,950	Sony Corp. ADR(a)	203,676
8,139	Stanley Black & Decker, Inc.	781,995
44,263	Staples, Inc.	802,046
3,222	Thomson Reuters Corp.(a)	129,975
1,187	Time Warner Cable, Inc., Class A	180,495
4,054	Time Warner, Inc.	346,293
515	Time, Inc.	12,674
8,325	TRW Automotive Holdings Corp.†	856,226
20	Visteon Corp.†	2,137
1,793	Walt Disney Co. (The)	168,883
872	Wyndham Worldwide Corp.(a)	74,783
		11,045,348
Consumer Staples — 6.0%
1,510	Altria Group, Inc.	74,398
1,039	Archer-Daniels-Midland Co.	54,028
1,537	Bunge, Ltd.(a)	139,729
800	Campbell Soup Co.	35,200
3,368	Coca-Cola Enterprises, Inc.	148,933
11,438	CVS Health Corp.	1,101,594
238	JM Smucker Co. (The)	24,033
9,700	Kellogg Co.	634,768
7,175	Kroger Co. (The)	460,707
3,060	Molson Coors Brewing Co., Class B(a)	228,031
8,021	Mondelez International, Inc., Class A	291,363
2,330	Philip Morris International, Inc.	189,779
10,149	Procter & Gamble Co. (The)	924,472
590	Reynolds American, Inc.(a)	37,919
81,758	Rite Aid Corp.†	614,820
1,118	Safeway, Inc.	39,264
5,037	Sysco Corp.(a)	199,918

Shares		Value
Consumer Staples (continued)
12,897	Tyson Foods, Inc., Class A	$517,041
1,550	Walgreens Boots Alliance, Inc.	118,110
16,912	Wal-Mart Stores, Inc.(a)	1,452,403
4,475	Whole Foods Market, Inc.(a)	225,629
		7,512,139
Energy — 11.2%
676	Anadarko Petroleum Corp.	55,770
4,375	Apache Corp.	274,181
12,150	Baker Hughes, Inc.	681,250
41,078	BP PLC(a)	1,565,894
927	California Resources Corp.†(a)	5,108
4,140	Cameron International Corp.†	206,793
26,925	Chesapeake Energy Corp.(a)	526,922
6,684	Chevron Corp.(a)	749,811
2,055	Cimarex Energy Co.(a)	217,830
3,739	ConocoPhillips	258,215
8,025	Devon Energy Corp.	491,210
45,203	Exxon Mobil Corp.	4,179,017
3,490	Hess Corp.	257,632
3,351	Kinder Morgan, Inc.	141,781
478	Marathon Petroleum Corp.	43,144
7,425	Murphy Oil Corp.(a)	375,111
18,475	Nabors Industries, Ltd.(a)	239,806
7,049	Occidental Petroleum Corp.	568,220
969	Phillips 66	69,477
31,914	Royal Dutch Shell PLC ADR, Class A(a)	2,136,642
2,675	Schlumberger, Ltd.	228,472
11,275	Valero Energy Corp.	558,113
5,040	Whiting Petroleum Corp.†	166,320
		13,996,719
Financials — 32.1%
1,593	Aflac, Inc.	97,316
4,028	Allied World Assurance Co. Holdings AG	152,742
9,310	Allstate Corp. (The)	654,028
7,020	American Capital Agency Corp.	153,247
26,940	American International Group, Inc.	1,508,909
1,853	Ameriprise Financial, Inc.	245,059
45,009	Annaly Capital Management, Inc.(a)	486,547
2,347	Aon PLC	222,566
9,485	Aspen Insurance Holdings, Ltd.	415,158
5,508	Assurant, Inc.	376,912
8,375	Assured Guaranty, Ltd.	217,666
13,675	Axis Capital Holdings, Ltd.	698,656
195,103	Bank of America Corp.	3,490,393
530	Bank of Hawaii Corp.(a)	31,434
2,006	BB&T Corp.	78,013
6,097	Berkshire Hathaway, Inc., Class B†	915,465
280	BlackRock, Inc., Class A	100,117
8,034	Capital One Financial Corp.	663,207
100,224	Chimera Investment Corp.(b)	318,712
1,166	Chubb Corp. (The)	120,646
8,215	CIT Group, Inc.	392,924
48,037	Citigroup, Inc.	2,599,282
9,650	Citizens Financial Group, Inc.(a)	239,899
9,875	Comerica, Inc.(a)	462,545
10,848	Discover Financial Services	710,435
4,820	Duke Realty Corp.(b)	97,364
650	East West Bancorp, Inc.(a)	25,162
400	Endurance Specialty Holdings, Ltd.	23,936
1,618	Equity Lifestyle Properties, Inc.(b)	83,408
370	Erie Indemnity Co., Class A(a)	33,585
61,400	Fifth Third Bancorp	1,251,025
3,875	Franklin Resources, Inc.(a)	214,559
7,436	Fulton Financial Corp.(a)	91,909

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments	December 31, 2014

Shares		Value
Financials (continued)
8,211	General Growth Properties, Inc.(a)	$230,976
30,750	Genworth Financial, Inc., Class A†	261,375
6,723	Goldman Sachs Group, Inc. (The)	1,303,119
1,189	Hanover Insurance Group, Inc. (The)	84,800
22,134	Hartford Financial Services Group, Inc.(a)	922,766
5	HealthCare Trust of America†(a) (b)	135
4,316	Host Hotels & Resorts, Inc., Class REIT(a)	102,591
120	Howard Hughes Corp. (The)†	15,650
34,825	Huntington Bancshares, Inc.	366,359
5,900	Invesco, Ltd.	233,168
1,559	Jones Lang LaSalle, Inc.(a)	233,741
52,842	JPMorgan Chase & Co.	3,306,852
4,927	Kemper Corp.(a)	177,914
31,825	KeyCorp	442,368
1,316	Legg Mason, Inc.	70,235
100	Liberty Property Trust(b)	3,763
5,885	Lincoln National Corp.(a)	339,388
20	Macerich Co. (The)(a) (b)	1,668
6,384	MBIA, Inc.†	60,903
546	Mercury General Corp.(a)	30,942
36,387	MetLife, Inc.(a)	1,968,173
28,344	MFA Financial, Inc., Class REIT(b)	226,469
24,225	Morgan Stanley	939,930
1,740	New York Community Bancorp, Inc.(a)	27,840
20,838	Old Republic International Corp.(a)	304,860
24	PartnerRe, Ltd.	2,739
8,897	People's United Financial, Inc.(a)	135,056
515	Plum Creek Timber Co., Inc.(a) (b)	22,037
20,023	PNC Financial Services Group, Inc.	1,826,698
50	Principal Financial Group, Inc.	2,597
22,475	Progressive Corp. (The)	606,600
2,150	Prologis, Inc.(b)	92,515
4,195	Prudential Financial, Inc.	379,480
120	Raymond James Financial, Inc.(a)	6,875
84,375	Regions Financial Corp.	891,000
3,769	RenaissanceRe Holdings, Ltd.(a)	366,422
2,928	Retail Properties of America, Inc., Class A	48,868
520	Simon Property Group, Inc.	94,697
150	Starwood Property Trust, Inc.(a) (b)	3,486
11,985	State Street Corp.	940,822
9,600	Synchrony Financial†(a)	285,600
9,580	TCF Financial Corp.	152,226
634	Travelers Cos., Inc. (The)	67,109
16,088	Two Harbors Investment Corp.(b)	161,202
3,863	U.S. Bancorp	173,642
51,775	UBS Group AG†	882,764
400	Ventas, Inc.(a) (b)	28,680
634	Vornado Realty Trust	74,628
30,200	Voya Financial, Inc.	1,279,876
2,609	Weingarten Realty Investors(a) (b)	91,106
27,898	Wells Fargo & Co.	1,529,368
10,050	Willis Group Holdings PLC(a)	450,341
20,025	XL Group PLC, Class A	688,259
		40,113,504
Health Care — 14.3%
24,618	Abbott Laboratories	1,108,302
5,130	AbbVie, Inc.	335,707
12,380	Aetna, Inc.	1,099,715
450	Agilent Technologies, Inc.	18,423
623	AmerisourceBergen Corp., Class A	56,170
2,985	Amgen, Inc.	475,481
4,199	Anthem, Inc.	527,688
6,075	Baxter International, Inc.	445,237

Shares		Value
Health Care (continued)
3,075	Becton Dickinson and Co.	$427,917
841	Biogen Idec, Inc.†	285,477
13,929	Boston Scientific Corp.†	184,559
7,020	Bristol-Myers Squibb Co.(a)	414,390
2,838	Cardinal Health, Inc.	229,112
10,869	Cigna Corp.	1,118,529
900	DaVita HealthCare Partners, Inc.†	68,166
2,660	Edwards Lifesciences Corp.†	338,831
8,615	Eli Lilly & Co.	594,349
8,702	Express Scripts Holding Co.†	736,798
4,005	Gilead Sciences, Inc.†(a)	377,511
5,510	HCA Holdings, Inc.†	404,379
861	Health Net, Inc.†	46,089
6,935	Hologic, Inc.†(a)	185,442
17,444	Johnson & Johnson	1,824,119
8,089	Laboratory Corp. of America Holdings†	872,803
158	McKesson Corp.	32,798
2,545	Medtronic, Inc.(a)	183,749
26,697	Merck & Co., Inc.	1,516,123
5,380	Mylan, Inc.†(a)	303,271
1,649	Omnicare, Inc.(a)	120,261
159	PerkinElmer, Inc.	6,953
67,387	Pfizer, Inc.	2,099,105
244	Quest Diagnostics, Inc.(a)	16,363
4,960	Quintiles Transnational Holdings, Inc.†	291,995
190	Teleflex, Inc.(a)	21,816
11,815	Teva Pharmaceutical Industries, Ltd.	679,481
453	Thermo Fisher Scientific, Inc.	56,757
3,362	UnitedHealth Group, Inc.	339,865
50	Universal Health Services, Inc., Class B	5,563
		17,849,294
Industrials — 7.0%
3,785	AerCap Holdings NV†(a)	146,934
9,280	American Airlines Group, Inc.(a)	497,687
140	AO Smith Corp.	7,897
865	Babcock & Wilcox Co. (The)(a)	26,210
1,389	Caterpillar, Inc.	127,135
238	CH Robinson Worldwide, Inc.(a)	17,824
8,100	CSX Corp.	293,463
1,455	Cummins, Inc.	209,767
9,620	Delta Air Lines, Inc.	473,208
388	Dun & Bradstreet Corp.(a)	46,932
159	Emerson Electric Co.	9,815
182	Exelis, Inc.	3,191
1,219	FedEx Corp.	211,691
1,559	General Dynamics Corp.	214,550
68,346	General Electric Co.	1,727,103
813	Harsco Corp.	15,358
872	Huntington Ingalls Industries, Inc.	98,065
79	Ingersoll-Rand PLC(a)	5,008
3,360	KAR Auction Services, Inc.	116,424
2,759	L-3 Communications Holdings, Inc., Class 3	348,213
1,390	Lockheed Martin Corp.	267,672
160	Manpowergroup, Inc.	10,907
27,350	Masco Corp.	689,220
909	Northrop Grumman Corp.	133,978
1,430	Oshkosh Corp.(a)	69,569
2,575	PACCAR, Inc.(a)	175,126
7,900	Parker Hannifin Corp.(a)	1,018,705
16,354	Pitney Bowes, Inc.(a)	398,547
720	Raytheon Co.	77,882
84	RR Donnelley & Sons Co.	1,412
10,360	Southwest Airlines Co.	438,435

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments	December 31, 2014

Shares		Value
Industrials (continued)
180	Spirit AeroSystems Holdings, Inc., Class A†	$7,747
11,050	Trinity Industries, Inc.(a)	309,510
6,525	United Continental Holdings, Inc.†	436,457
10	Vectrus, Inc.†(a)	274
2,958	Waste Management, Inc.	151,805
		8,783,721
Information Technology — 11.5%
1,956	Apple, Inc.	215,903
1,029	AVX Corp.	14,406
5,007	Booz Allen Hamilton Holding Corp., Class A	132,836
4,085	Broadcom Corp., Class A	177,003
9,446	Brocade Communications Systems, Inc.	111,841
1,829	CA, Inc.	55,693
40,111	Cisco Systems, Inc.	1,115,687
1,779	Computer Sciences Corp.(a)	112,166
31,944	Corning, Inc.	732,476
1,279	Diebold, Inc.(a)	44,305
2,419	DST Systems, Inc.	227,749
4,825	Electronic Arts, Inc.†(a)	226,847
1,480	Fidelity National Information Services, Inc.(a)	92,056
1,381	Global Payments, Inc.	111,488
78,406	Hewlett-Packard Co.	3,146,433
520	Informatica Corp.†	19,830
1,214	Ingram Micro, Inc., Class A†	33,555
39,447	Intel Corp.	1,431,532
1,854	Juniper Networks, Inc.	41,381
225	Keysight Technologies, Inc.†	7,598
2,720	Lam Research Corp.	215,805
920	Lexmark International, Inc., Class A	37,968
21,265	Micron Technology, Inc.†(a)	744,488
24,282	Microsoft Corp.	1,127,899
5,709	NetApp, Inc.	236,638
6,720	NXP Semiconductor NV†	513,408
7,338	ON Semiconductor Corp.†	74,334
24,850	Oracle Corp.	1,117,505
1,120	Paychex, Inc.	51,710
2,365	Skyworks Solutions, Inc.	171,959
3,340	SunEdison, Inc.†(a)	65,163
150	Symantec Corp.	3,848
6,850	TE Connectivity, Ltd.	433,263
1,022	Tech Data Corp.†(a)	64,621
1,080	Total System Services, Inc.	36,677
1,159	Vishay Intertechnology, Inc.(a)	16,400
6,829	Western Digital Corp.	755,970
3,868	Western Union Co. (The)(a)	69,276
46,366	Xerox Corp.	642,633
		14,430,350
Materials — 2.6%
15,925	Alcoa, Inc.(a)	251,456
2,000	Ashland, Inc.	239,520
1,901	Ball Corp.(a)	129,591
24,400	Barrick Gold Corp.(a)	262,300
396	Bemis Co., Inc.(a)	17,903
308	Cabot Corp.	13,509
476	Cytec Industries, Inc.	21,977
15,730	Dow Chemical Co. (The)	717,445
1,569	Freeport-McMoRan Copper & Gold, Inc.	36,652
5,455	LyondellBasell Industries NV, Class A	433,072
2,848	Mosaic Co. (The)	130,011
12,100	Newmont Mining Corp.	228,690
986	Nucor Corp.(a)	48,363

Shares		Value
Materials (continued)
760	Sonoco Products Co.	$33,212
330	Steel Dynamics, Inc.	6,514
8,575	United States Steel Corp.(a)	229,296
740	Westlake Chemical Corp.	45,207
10,914	Weyerhaeuser Co., Class REIT(a)	391,704
		3,236,422
Telecommunication Services — 1.2%
22,863	AT&T, Inc.(a)	767,968
9,728	CenturyLink, Inc.	385,034
5,925	Verizon Communications, Inc.	277,171
7,436	Windstream Holdings, Inc.(a)	61,273
		1,491,446
Utilities — 2.7%
367	AGL Resources, Inc.	20,005
6,886	Ameren Corp.(a)	317,651
1,822	American Electric Power Co., Inc.	110,632
2,898	Atmos Energy Corp.(a)	161,534
2,238	CenterPoint Energy, Inc.	52,436
2,060	Dominion Resources, Inc.(a)	158,414
555	DTE Energy Co.(a)	47,935
7,192	Duke Energy Corp.(a)	600,820
80	Edison International	5,238
9,825	Entergy Corp.	859,491
15,550	Exelon Corp.(a)	576,594
840	MDU Resources Group, Inc.	19,740
714	NextEra Energy, Inc.	75,891
730	Northeast Utilities(a)	39,070
629	PG&E Corp.(a)	33,488
1,109	Public Service Enterprise Group, Inc.	45,924
5,927	Questar Corp.(a)	149,835
921	Southern Co. (The)	45,230
380	TECO Energy, Inc.(a)	7,786
720	Vectren Corp.	33,286
485	Wisconsin Energy Corp.(a)	25,579
		3,386,579
Total Common Stock		–
(Cost $96,726,828)		121,845,522

SHORT-TERM INVESTMENTS (c) — 20.5%
3,452,723	Northern Trust Institutional Government Select Portfolio, 0.010%	3,452,723
22,142,303	Northern Trust Institutional Liquid Asset Portfolio, 0.010%(d)	22,142,303

Total Short-Term Investments
(Cost $25,595,026)		25,595,026
Total Investments — 117.9%
(Cost $122,321,854)		147,440,548
Other Assets & Liabilities, Net — (17.9)%		(22,374,999)
NET ASSETS — 100.0%		$125,065,549

†	Non-income producing security.
††	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(a)	This security or a partial position of this security is on loan at December 31, 2014. The total market value of securities on loan at December 31, 2014 was $21,437,933 (Note 6).
(b)	Real Estate Investment Trust.
(c)	Rate shown is the 7-day effective yield as of December 31, 2014.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments	December 31, 2014

(d)
This security was purchased with cash collateral held from securities on loan.  The total value of such securities as of September 30, 2014 was $22,142,303.  Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $3,183 (Note 6).

ADR — American Depositary Receipt
Ltd. — Limited
PLC — Public Limited Company

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments	December 31, 2014

Shares		Value

COMMON STOCK — 98.8%††
Consumer Discretionary — 19.2%
2,494	Asbury Automotive Group, Inc.†(a)	$189,344
210	Ascent Capital Group, Inc., Class A†(a)	11,115
70	Big 5 Sporting Goods Corp.(a)	1,024
685	Bloomin' Brands, Inc.†(a)	16,960
220	Blue Nile, Inc.†(a)	7,922
540	Bright Horizons Family Solutions, Inc.†(a)	25,385
445	Brown Shoe Co., Inc.(a)	14,307
1,102	Brunswick Corp.(a)	56,489
370	Buffalo Wild Wings, Inc.†(a)	66,741
350	Build-A-Bear Workshop, Inc., Class A†	7,035
3,840	Capella Education Co.	295,526
80	Cato Corp. (The), Class A(a)	3,374
306	Cheesecake Factory, Inc. (The)(a)	15,395
140	Children's Place Retail Stores, Inc. (The)(a)	7,980
1,440	Columbia Sportswear Co.(a)	64,138
769	Cooper Tire & Rubber Co.	26,646
104	Cracker Barrel Old Country Store, Inc.(a)	14,639
5,780	Cumulus Media, Inc., Class A†(a)	24,450
582	Dana Holding Corp.(a)	12,653
4,010	Deckers Outdoor Corp.†(a)	365,070
6,465	Denny's Corp.†(a)	66,654
1,120	DineEquity, Inc.	116,077
142	Domino's Pizza, Inc.	13,372
4,090	Dorman Products, Inc.†(a)	197,424
1,015	Entravision Communications Corp., Class A(a)	6,577
100	Fiesta Restaurant Group, Inc.†(a)	6,080
1,225	Finish Line, Inc. (The), Class A(a)	29,780
164	Genesco, Inc.†(a)	12,566
1,310	Gentherm, Inc.†	47,972
4,580	G-III Apparel Group, Ltd.†	462,626
2,314	Grand Canyon Education, Inc.†	107,971
10	Group 1 Automotive, Inc.(a)	896
985	Hillenbrand, Inc.(a)	33,983
90	HSN, Inc.(a)	6,840
2,545	Iconix Brand Group, Inc.†(a)	85,995
1,445	Jack in the Box, Inc.	115,542
859	Kirkland's, Inc.†(a)	20,307
14,405	Krispy Kreme Doughnuts, Inc.†(a)	284,355
1,875	La-Z-Boy, Inc., Class Z(a)	50,325
849	Libbey, Inc.†(a)	26,693
167	Lithia Motors, Inc., Class A(a)	14,477
270	Malibu Boats, Inc., Class A†(a)	5,203
210	Matthews International Corp., Class A(a)	10,221
606	MDC Partners, Inc., Class A(a)	13,768
5	Monarch Casino & Resort, Inc.†	83
5,650	Monro Muffler Brake, Inc.(a)	326,570
200	Motorcar Parts of America, Inc.†	6,218
740	Movado Group, Inc.(a)	20,994
1,330	Nautilus, Inc.†(a)	20,189
1,205	New York & Co., Inc.†	3,181
2,985	Nutrisystem, Inc.(a)	58,357
105	Office Depot, Inc.†(a)	900
2,725	Orbitz Worldwide, Inc.†	22,427
676	Papa John's International, Inc.(a)	37,721
470	Penske Automotive Group, Inc.(a)	23,063
594	Pier 1 Imports, Inc.(a)	9,148
350	Pool Corp.	22,204
55	Quiksilver, Inc.†(a)	122
494	Red Robin Gourmet Burgers, Inc.†(a)	38,026
2,203	Ruth's Hospitality Group, Inc.(a)	33,045

Shares		Value
Consumer Discretionary (continued)
900	Skechers U.S.A., Inc., Class A†(a)	$49,725
22,805	Sonic Corp.(a)	620,980
1,024	Sotheby's(a)	44,216
10,411	Steven Madden, Ltd.†	331,382
1,405	Tenneco, Inc.†	79,537
787	Tower International, Inc.†(a)	20,108
3,290	TRI Pointe Homes, Inc.†	50,172
16,309	Tuesday Morning Corp.†(a)	353,905
380	Vitamin Shoppe, Inc.†(a)	18,460
100	Weyco Group, Inc.(a)	2,967
185	Zumiez, Inc.†	7,147
		5,162,744
Consumer Staples — 5.3%
619	B&G Foods, Inc., Class A(a)	18,508
648	Cal-Maine Foods, Inc.	25,291
99	Coca-Cola Bottling Co. Consolidated(a)	8,715
159	Craft Brew Alliance, Inc.†(a)	2,121
1,245	Farmer Bros Co.†	36,665
748	Hain Celestial Group, Inc. (The)†(a)	43,601
1,040	Harbinger Group, Inc.†(a)	14,726
1,440	IGI Laboratories, Inc.†(a)	12,672
3,400	J&J Snack Foods Corp.	369,818
247	Lancaster Colony Corp.	23,129
435	Omega Protein Corp.†(a)	4,598
70	PriceSmart, Inc.(a)	6,385
855	Revlon, Inc., Class A†(a)	29,207
2,367	Rite Aid Corp.†	17,800
834	Sanderson Farms, Inc.(a)	70,077
454	Spectrum Brands Holdings, Inc.(a)	43,439
7,694	TreeHouse Foods, Inc.†(a)	658,068
354	United Natural Foods, Inc.†(a)	27,373
120	WD-40 Co.(a)	10,210
		1,422,403
Energy — 1.3%
40	Adams Resources & Energy, Inc.	1,998
10,270	Matador Resources Co.†(a)	207,762
810	Matrix Service Co.†	18,079
2,727	PDC Energy, Inc.†(a)	112,544
		340,383
Financials — 12.3%
310	Aviv REIT, Inc.(b)	10,689
18,030	BancorpSouth, Inc.(a)	405,855
9,550	Bank of the Ozarks, Inc.(a)	362,136
770	BofI Holding, Inc.†(a)	59,914
485	Crawford & Co., Class B(a)	4,986
413	Credit Acceptance Corp.†(a)	56,222
2,420	DuPont Fabros Technology, Inc.(b)	80,441
840	Employers Holdings, Inc.(a)	19,748
214	Encore Capital Group, Inc.†(a)	9,502
345	Enterprise Financial Services Corp.(a)	6,807
490	Evercore Partners, Inc., Class A	25,662
632	Federated National Holding Co.	15,269
3,646	FelCor Lodging Trust, Inc.(b)	39,450
80	GAMCO Investors, Inc., Class A(a)	7,115
340	Geo Group, Inc. (The)(b)	13,722
1,509	Greenlight Capital Re, Ltd., Class A†	49,269
85	Hallmark Financial Services, Inc.†(a)	1,027
210	HFF, Inc., Class A	7,543
6,460	Iberiabank Corp.	418,931
5,037	MarketAxess Holdings, Inc.(a)	361,203
5,365	MGIC Investment Corp.†(a)	50,002
230	Moelis & Co., Class A	8,034
1,470	National Health Investors, Inc.(a) (b)	102,841

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments	December 31, 2014

Shares		Value
Financials (continued)
3,130	Oritani Financial Corp.(a)	$48,202
3,970	Pinnacle Financial Partners, Inc.(a)	156,974
2,400	Potlatch Corp.	100,488
622	PRA Group, Inc.†(a)	36,032
17,710	PrivateBancorp, Inc., Class A(a)	591,514
35	Pzena Investment Management, Inc., Class A(a)	331
3,650	Radian Group, Inc.	61,028
100	Sabra Health Care REIT, Inc.(b)	3,037
500	Sovran Self Storage, Inc.(b)	43,610
435	State Auto Financial Corp.(a)	9,666
1,802	Strategic Hotels & Resorts, Inc.†(a) (b)	23,840
70	United Fire Group, Inc.(a)	2,081
1,364	Universal Insurance Holdings, Inc.(a)	27,894
70	Virtus Investment Partners, Inc.(a)	11,934
1,580	Washington Real Estate Investment Trust(a) (b)	43,703
1,460	Western Alliance Bancorp†	40,588
		3,317,290
Health Care — 22.4%
180	Acadia Healthcare Co., Inc.†	11,018
508	Accuray, Inc.†(a)	3,836
1,640	Acorda Therapeutics, Inc.†(a)	67,027
170	Addus HomeCare Corp.†(a)	4,126
7,600	Air Methods Corp.†(a)	334,628
11,029	Akorn, Inc.†(a)	399,250
919	Align Technology, Inc.†(a)	51,381
475	Alliance HealthCare Services, Inc.†	9,970
345	AMAG Pharmaceuticals, Inc.†(a)	14,704
704	Amsurg Corp., Class A†(a)	38,530
40	Anacor Pharmaceuticals, Inc.†(a)	1,290
4,800	Anika Therapeutics, Inc.†(a)	195,552
1,925	Array BioPharma, Inc.†(a)	9,105
320	Biospecifics Technologies Corp.†(a)	12,358
3,480	BioTelemetry, Inc.†(a)	34,905
12,194	Cambrex Corp.†	263,634
5,825	Cantel Medical Corp.(a)	251,990
400	Cardiovascular Systems, Inc.†(a)	12,032
390	Celldex Therapeutics, Inc.†(a)	7,117
3,510	Centene Corp.†	364,514
1,528	Cepheid, Inc.†(a)	82,726
410	Chimerix, Inc.†	16,506
270	Computer Programs & Systems, Inc.(a)	16,403
304	CorVel Corp.†	11,315
249	CryoLife, Inc.(a)	2,821
604	Cyberonics, Inc.†(a)	33,631
1,745	DexCom, Inc.†(a)	96,062
4,020	Dyax Corp.†	56,521
1,567	Emergent Biosolutions, Inc.†(a)	42,669
650	Enzo Biochem, Inc.†(a)	2,886
15	ExamWorks Group, Inc.†(a)	624
520	GenMark Diagnostics, Inc.†(a)	7,077
900	Gentiva Health Services, Inc.†(a)	17,145
1,920	Globus Medical, Inc., Class A†	45,639
1,045	Halozyme Therapeutics, Inc.†(a)	10,084
430	Hanger, Inc.†(a)	9,417
2,829	HealthSouth Corp.(a)	108,803
375	HealthStream, Inc.†(a)	11,055
285	Healthways, Inc.†(a)	5,666
10,737	ICON PLC†	547,480
355	Insmed, Inc.†	5,492
130	Insulet Corp.†	5,988
130	Insys Therapeutics, Inc.†(a)	5,481
260	Integra LifeSciences Holdings Corp.†(a)	14,100

Shares		Value
Health Care (continued)
90	Intercept Pharmaceuticals, Inc.†(a)	$14,040
260	IPC The Hospitalist Co., Inc.†(a)	11,931
1,565	Isis Pharmaceuticals, Inc.†(a)	96,623
720	Landauer, Inc.(a)	24,581
4,334	Lannett Co., Inc.†(a)	185,842
190	LDR Holding Corp.†	6,228
18,089	Lexicon Pharmaceuticals, Inc.†(a)	16,459
880	Ligand Pharmaceuticals, Inc., Class B†(a)	46,825
10	Luminex Corp.†(a)	187
710	MacroGenics, Inc.†	24,900
120	Magellan Health, Inc.†	7,204
2,380	Masimo Corp.†(a)	62,689
1,904	MedAssets, Inc.†	37,623
355	Medicines Co. (The)†(a)	9,823
8,010	Medidata Solutions, Inc.†(a)	382,478
3,215	Merge Healthcare, Inc.†(a)	11,445
380	Molina Healthcare, Inc.†(a)	20,341
2,134	Natus Medical, Inc.†	76,909
250	Nektar Therapeutics†	3,875
3,710	Neogen Corp.†(a)	183,979
870	Neurocrine Biosciences, Inc.†(a)	19,436
3,045	NPS Pharmaceuticals, Inc.†	108,920
520	NuVasive, Inc.†	24,523
1,875	NxStage Medical, Inc.†	33,619
361	Omnicell, Inc.†(a)	11,956
110	Pacira Pharmaceuticals, Inc.†(a)	9,752
1,514	PAREXEL International Corp.†(a)	84,118
1,633	PDL BioPharma, Inc.(a)	12,590
480	Portola Pharmaceuticals, Inc.†(a)	13,594
1,840	Pozen, Inc.†	14,720
13,159	Prestige Brands Holdings, Inc.†(a)	456,880
1,060	Prothena Corp. PLC†	22,006
130	Providence Service Corp. (The)†(a)	4,737
280	Puma Biotechnology, Inc.†(a)	52,996
1,385	Quality Systems, Inc.	21,592
2,255	Repligen Corp.†(a)	44,649
7,517	Sagent Pharmaceuticals, Inc.†(a)	188,752
1,070	Sangamo BioSciences, Inc.†	16,275
2,013	SciClone Pharmaceuticals, Inc.†	17,634
5,090	Select Medical Holdings Corp.	73,296
580	Spectranetics Corp.†(a)	20,056
1,024	STERIS Corp.(a)	66,406
44	Synageva BioPharma Corp.†(a)	4,083
925	Team Health Holdings, Inc.†	53,215
1,625	Thoratec Corp.†(a)	52,748
75	Triple-S Management Corp., Class B†(a)	1,793
250	U.S. Physical Therapy, Inc.(a)	10,490
615	Vascular Solutions, Inc.†(a)	16,703
366	WellCare Health Plans, Inc.†(a)	30,034
783	West Pharmaceutical Services, Inc.(a)	41,687
8,371	XOMA Corp.†(a)	30,052
		6,025,852
Industrials — 14.7%
4,650	Accuride Corp.†(a)	20,181
12,609	Aceto Corp.(a)	273,615
146	Alaska Air Group, Inc.	8,725
10	Allegiant Travel Co., Class A	1,503
260	Altra Industrial Motion Corp.(a)	7,381
3,175	ARC Document Solutions, Inc.†(a)	32,448
40	ArcBest Corp.(a)	1,855
365	Argan, Inc.(a)	12,278
44	Barrett Business Services, Inc.(a)	1,206
2,949	Blount International, Inc.†(a)	51,814
1,364	Brink's Co. (The)	33,295

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments	December 31, 2014

Shares		Value
Industrials (continued)
835	Casella Waste Systems, Inc., Class A†(a)	$3,373
7,220	Celadon Group, Inc.(a)	163,822
160	CLARCOR, Inc.(a)	10,662
745	Commercial Vehicle Group, Inc.†(a)	4,962
44	Corporate Executive Board Co. (The)	3,191
130	Cubic Corp.	6,843
510	Deluxe Corp.(a)	31,748
1,095	Douglas Dynamics, Inc.(a)	23,466
4,790	EnerSys, Inc.(a)	295,639
6,330	Engility Holdings, Inc.†(a)	270,924
224	Exponent, Inc.	18,480
475	Franklin Covey Co.†(a)	9,196
1,430	Furmanite Corp.†(a)	11,183
567	Gorman-Rupp Co. (The)(a)	18,212
209	H&E Equipment Services, Inc.	5,871
130	Harsco Corp.	2,456
1,296	HEICO Corp.(a)	78,279
205	Herman Miller, Inc.(a)	6,033
340	Hyster-Yale Materials Handling, Inc.(a)	24,888
1,315	Interface, Inc., Class A(a)	21,658
659	John Bean Technologies Corp.	21,655
5,514	KEYW Holding Corp.†(a)	57,235
880	Kforce, Inc.(a)	21,234
909	Knight Transportation, Inc.(a)	30,597
1,675	Knoll, Inc.	35,460
439	MasTec, Inc.†(a)	9,926
1,945	Matson, Inc.	67,141
2,595	Meritor, Inc.†(a)	39,314
395	Middleby Corp.†(a)	39,144
180	Moog, Inc., Class A†(a)	13,326
128	Mueller Industries, Inc.(a)	4,370
260	Multi-Color Corp.(a)	14,409
200	Nortek, Inc.†(a)	16,266
210	On Assignment, Inc.†(a)	6,970
820	Park-Ohio Holdings Corp.(a)	51,685
1,090	Patrick Industries, Inc.†	47,938
7,350	Proto Labs, Inc.†(a)	493,626
1,993	Quality Distribution, Inc.†	21,205
7,382	Saia, Inc.†(a)	408,668
255	SP Plus Corp.†(a)	6,434
240	Spirit Airlines, Inc.†	18,139
180	Standex International Corp.(a)	13,907
2,445	Steelcase, Inc., Class A	43,888
3,134	Swift Transportation Co., Class A†(a)	89,726
510	Teledyne Technologies, Inc.†	52,397
1,107	Tennant Co.(a)	79,892
110	Trex Co., Inc.†(a)	4,684
190	TrueBlue, Inc.†(a)	4,228
21,435	Wabash National Corp.†(a)	264,937
7,010	WageWorks, Inc.†(a)	452,636
180	Watts Water Technologies, Inc., Class A	11,419
255	Werner Enterprises, Inc.(a)	7,943
1,760	Wesco Aircraft Holdings, Inc.†(a)	24,605
334	Woodward, Inc.(a)	16,443
505	Xerium Technologies, Inc.†(a)	7,969
		3,954,603
Information Technology — 21.7%
2,512	ACI Worldwide, Inc.†(a)	50,667
1,544	Advent Software, Inc.(a)	47,308
2,220	Amkor Technology, Inc.†	15,762
683	Anixter International, Inc.†	60,418
15,829	Aruba Networks, Inc.†	287,771
3,390	Aspen Technology, Inc.†	118,718
1,320	AVG Technologies NV†	26,057

Shares		Value
Information Technology (continued)
500	Badger Meter, Inc.(a)	$29,675
704	Belden, Inc.	55,482
655	Blackbaud, Inc.(a)	28,335
259	Blucora, Inc.†(a)	3,587
385	BroadSoft, Inc.†(a)	11,173
60	Cabot Microelectronics Corp.†	2,839
120	CACI International, Inc., Class A†	10,342
5,800	CalAmp Corp.†(a)	106,140
1,516	Callidus Software, Inc.†(a)	24,756
1,941	Cardtronics, Inc.†(a)	74,884
623	Cass Information Systems, Inc.(a)	33,175
1,909	Cavium, Inc.†(a)	118,014
10,260	CEVA, Inc.†(a)	186,116
1,269	Ciena Corp.†(a)	24,631
2,850	Cirrus Logic, Inc.†(a)	67,175
1,353	CommVault Systems, Inc.†(a)	69,937
1,185	Comverse, Inc.†(a)	22,254
905	Constant Contact, Inc.†	33,213
16	CoStar Group, Inc.†(a)	2,938
1,022	CSG Systems International, Inc.(a)	25,622
290	Demandware, Inc.†(a)	16,687
1,780	Dice Holdings, Inc.†(a)	17,818
2,030	Diodes, Inc.†(a)	55,967
1,065	DTS, Inc.†(a)	32,749
11,793	Ellie Mae, Inc.†(a)	475,494
550	EnerNOC, Inc.†(a)	8,497
8,630	Envestnet, Inc.†(a)	424,078
350	EPAM Systems, Inc.†(a)	16,713
980	Euronet Worldwide, Inc.†(a)	53,802
808	Fair Isaac Corp.	58,418
29	FEI Co.(a)	2,620
1,449	Global Cash Access Holdings, Inc.†	10,360
220	Guidewire Software, Inc.†	11,139
554	Hackett Group, Inc. (The)(a)	4,870
1,335	iGATE Corp.†(a)	52,706
1,289	Immersion Corp.†(a)	12,207
200	Infoblox, Inc.†	4,042
1,515	Inphi Corp.†	27,997
800	Integrated Device Technology, Inc.†	15,680
1,019	InterDigital, Inc.	53,905
19,720	InvenSense, Inc., Class A†(a)	320,647
3,040	Ixia†(a)	34,200
253	j2 Global, Inc.(a)	15,686
2,075	Lionbridge Technologies, Inc.†(a)	11,931
490	Littelfuse, Inc.	47,368
830	LogMeIn, Inc.†(a)	40,952
2,700	Manhattan Associates, Inc.†	109,944
8,263	MAXIMUS, Inc.	453,143
1,109	MaxLinear, Inc., Class A†	8,218
1,014	Mentor Graphics Corp.(a)	22,227
1,160	Methode Electronics, Inc.	42,352
698	Microsemi Corp.†	19,809
850	Model N, Inc.†(a)	9,027
1,679	MoneyGram International, Inc.†(a)	15,262
600	MTS Systems Corp.(a)	45,018
162	NETGEAR, Inc.†(a)	5,764
605	NetScout Systems, Inc.†(a)	22,107
620	OmniVision Technologies, Inc.†(a)	16,120
70	PDF Solutions, Inc.†	1,040
530	Pegasystems, Inc.(a)	11,008
995	Perficient, Inc.†(a)	18,537
240	Plantronics, Inc.(a)	12,725
819	Plexus Corp.†	33,751
3,080	PMC - Sierra, Inc.†	28,213

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments	December 31, 2014

Shares		Value
Information Technology (continued)
3,680	Polycom, Inc.†	$49,680
540	Power Integrations, Inc.(a)	27,940
110	Proofpoint, Inc.†	5,305
1,310	PTC, Inc.†	48,012
310	Qlik Technologies, Inc.†	9,576
240	Qualys, Inc.†(a)	9,060
3,144	Rambus, Inc.†(a)	34,867
2,567	RF Micro Devices, Inc.†(a)	42,587
365	Rofin-Sinar Technologies, Inc.†(a)	10,501
22,060	Ruckus Wireless, Inc.†	265,161
650	ScanSource, Inc.†(a)	26,104
225	Semtech Corp.†(a)	6,203
2,234	ShoreTel, Inc.†	16,420
90	Shutterstock, Inc.†	6,219
4,223	Silicon Image, Inc.†(a)	23,311
10,630	Silicon Laboratories, Inc.†	506,201
3,608	Sonus Networks, Inc.†(a)	14,324
3,280	SPS Commerce, Inc.†(a)	185,746
480	SS&C Technologies Holdings, Inc.	28,075
145	Super Micro Computer, Inc.†(a)	5,058
834	Synaptics, Inc.†	57,412
278	Syntel, Inc.†(a)	12,504
1,148	TeleTech Holdings, Inc.†	27,185
150	Tyler Technologies, Inc.†	16,416
1,910	Ultra Clean Holdings, Inc.†	17,725
615	Unisys Corp.†	18,130
344	Verint Systems, Inc.†(a)	20,048
360	Virtusa Corp.†	15,001
679	Web.com Group, Inc.†(a)	12,894
569	WEX, Inc.†(a)	56,285
2,108	Zix Corp.†	7,589
		5,819,326
Materials — 1.4%
1,955	Berry Plastics Group, Inc.†	61,680
115	Calgon Carbon Corp.†	2,390
279	Chemtura Corp.†(a)	6,900
994	Clearwater Paper Corp.†	68,139
940	Ferro Corp.†(a)	12,182
905	Globe Specialty Metals, Inc.	15,593
2,320	Graphic Packaging Holding Co.†	31,599
274	HB Fuller Co.(a)	12,201
995	KapStone Paper and Packaging Corp.	29,164
640	Kronos Worldwide, Inc.	8,333
60	Minerals Technologies, Inc.	4,167
694	Neenah Paper, Inc.(a)	41,827
1,249	OMNOVA Solutions, Inc.†(a)	10,167
139	PolyOne Corp.(a)	5,269
3,590	Rentech, Inc.†(a)	4,523
90	Schweitzer-Mauduit International, Inc.(a)	3,807
1,140	Stillwater Mining Co.†(a)	16,803
730	Worthington Industries, Inc.(a)	21,966
1,205	Zep, Inc.(a)	18,256
		374,966
Telecommunication Services — 0.5%
320	Atlantic Tele-Network, Inc.(a)	21,629
8,478	Cincinnati Bell, Inc.†(a)	27,045
992	General Communication, Inc., Class A†(a)	13,640
1,698	HC2 Holdings, Inc.†	14,161
2,815	Inteliquent, Inc.(a)	55,258
380	Shenandoah Telecommunications Co.(a)	11,875
		143,608
Total Common Stock
(Cost $20,985,737)		26,561,175

Shares		Value

SHORT-TERM INVESTMENTS (c) — 52.4%
361,279	Northern Trust Institutional Government Select Portfolio, 0.010%	$361,279
13,730,764	Northern Trust Institutional Liquid Asset Portfolio, 0.010%(d)	13,730,764

Total Short-Term Investments
(Cost $14,092,043)		14,092,043
RIGHT — 0.0%
United States — 0.0%
180	Trius Contingent Value †	360

Total Right (Cost $–)		360
Total Investments — 151.2%
(Cost $35,077,780)		40,653,578
Other Assets & Liabilities, Net — (51.2)%		(13,772,205)
NET ASSETS — 100.0%		$26,881,373

Ltd. — Limited
PLC — Public Limited Company

†	Non-income producing security.
(a)	This security or a partial position of this security is on loan at December 31, 2014. The total market value of securities on loan at September 30, 2014 was $13,300,025 (Note 6).
(b)	Real Estate Investment Trust.
(c)	Rate shown is the 7-day effective yield as of December 31, 2014.
(d)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2014 was $13,730,764. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $3,919 (Note 6).

As of December 31, 2014, all of the Portfolio’s investments in securities were considered Level 1 except for Trius Contingent Value Rights was considered Level 3.  At December 31, 2014, this investment was valued at $360.  A reconciliation of Level 3 investments is only presented when the Portfolio has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.  For the year ended December 31, 2014, there have been no transfers between Level 1 and Level 2 assets and liabilities.  For the year ended December 31, 2014, there have been no transfers between Level 2 and Level 3 assets and liabilities.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments	December 31, 2014

Shares		Value

COMMON STOCK — 97.0%††
Consumer Discretionary — 9.1%
1,158	American Axle & Manufacturing Holdings, Inc.†(a)	$26,159
510	Ascent Capital Group, Inc., Class A†	26,994
1,220	Barnes & Noble, Inc.†	28,328
100	Brown Shoe Co., Inc.	3,215
1,120	Cato Corp. (The), Class A(a)	47,242
450	Children's Place Retail Stores, Inc. (The)(a)	25,650
680	Citi Trends, Inc.†	17,170
1,880	Cooper Tire & Rubber Co.	65,142
270	Cracker Barrel Old Country Store, Inc.(a)	38,005
3,168	Dana Holding Corp.	68,872
7,220	Denny's Corp.†	74,438
1,050	DineEquity, Inc.	108,822
11,035	Express, Inc.†	162,104
730	Federal-Mogul Holdings Corp.†(a)	11,746
289	Flexsteel Industries, Inc.(a)	9,320
514	Group 1 Automotive, Inc.(a)	46,065
4,733	Harte-Hanks, Inc.(a)	36,634
20,381	Hooker Furniture Corp.	349,942
1,704	Iconix Brand Group, Inc.†(a)	57,578
340	Jack in the Box, Inc.	27,186
6,393	Journal Communications, Inc., Class A†	73,072
1,730	La-Z-Boy, Inc., Class Z	46,433
1,314	Libbey, Inc.†	41,312
14	Lifetime Brands, Inc.	241
2,083	Live Nation Entertainment, Inc.†	54,387
714	Marriott Vacations Worldwide Corp.	53,222
570	Matthews International Corp., Class A(a)	27,742
10	MDC Partners, Inc., Class A(a)	227
210	Meritage Homes Corp.†(a)	7,558
640	Movado Group, Inc.(a)	18,157
620	National CineMedia, Inc.(a)	8,909
750	Nautilus, Inc.†(a)	11,385
2,410	Office Depot, Inc.†	20,666
3,350	Orbitz Worldwide, Inc.†	27,571
1,049	Penske Automotive Group, Inc.(a)	51,474
2,916	Reading International, Inc., Class A†(a)	38,666
769	Red Robin Gourmet Burgers, Inc.†(a)	59,194
983	Regis Corp.†(a)	16,475
664	Rent-A-Center, Inc., Class A(a)	24,117
2,660	Ruth's Hospitality Group, Inc.(a)	39,900
485	Scholastic Corp.	17,664
1,259	Shiloh Industries, Inc.†(a)	19,804
1,060	Skechers U.S.A., Inc., Class A†	58,565
1,960	Sonic Corp.(a)	53,371
2,385	Spartan Motors, Inc.(a)	12,545
90	Speedway Motorsports, Inc.(a)	1,968
1,100	Stein Mart, Inc.(a)	16,082
31,820	Stoneridge, Inc.†(a)	409,205
191	Tenneco, Inc.†	10,813
680	Time, Inc.	16,735
15,525	TRI Pointe Homes, Inc.†(a)	236,756
		2,704,828
Consumer Staples — 5.5%
176	Andersons, Inc. (The)(a)	9,353
22,935	Elizabeth Arden, Inc.†(a)	490,580
2,455	Harbinger Group, Inc.†(a)	34,763
109	Ingles Markets, Inc., Class A	4,043
9,100	Inter Parfums, Inc.(a)	249,795
2,851	Omega Protein Corp.†(a)	30,135

Shares		Value
Consumer Staples (continued)
1,187	Pantry, Inc. (The)†(a)	$43,990
1,470	Revlon, Inc., Class A†	50,215
1,070	Sanderson Farms, Inc.(a)	89,907
111	Seneca Foods Corp., Class A†(a)	3,000
1,070	SpartanNash Co.(a)	27,970
470	Spectrum Brands Holdings, Inc.	44,969
2,600	SUPERVALU, Inc.†(a)	25,220
6,028	TreeHouse Foods, Inc.†(a)	515,575
		1,619,515
Energy — 0.1%
9,480	Forest Oil Corp.†(a)	2,133
11,250	ION Geophysical Corp.†(a)	30,938
1,100	VAALCO Energy, Inc.†(a)	5,016
		38,087
Financials — 31.6%
5,690	AG Mortgage Investment Trust, Inc.(a) (b)	105,663
490	Agree Realty Corp.(b)	15,234
1,480	Alexander & Baldwin, Inc.(a)	58,105
3,370	Altisource Residential Corp., Class B(a) (b)	65,378
1,150	Ambac Financial Group, Inc.†(a)	28,175
3,460	American Capital Mortgage Investment Corp.(a) (b)	65,186
644	Amerisafe, Inc.	27,280
80	Anworth Mortgage Asset Corp.(b)	420
4,800	Apollo Commercial Real Estate Finance, Inc.(a) (b)	78,528
5,630	Apollo Residential Mortgage, Inc.(a) (b)	88,785
1,439	Argo Group International Holdings, Ltd.	79,821
3,870	Armada Hoffler Properties, Inc.(a) (b)	36,726
2,790	Ashford Hospitality Prime, Inc.(b)	47,876
1,340	Associated Estates Realty Corp.(a) (b)	31,101
14,040	Astoria Financial Corp.(a)	187,574
3,330	BancorpSouth, Inc.(a)	74,958
2,297	Bank Mutual Corp.(a)	15,757
1,290	Bank of the Ozarks, Inc.(a)	48,917
8,689	Boston Private Financial Holdings, Inc.(a)	117,041
27,625	Brandywine Realty Trust(b)	441,448
1,320	Calamos Asset Management, Inc., Class A(a)	17,583
15,275	Capital Bank Financial Corp., Class A†(a)	409,370
4,300	Capitol Federal Financial, Inc.	54,954
7,566	Capstead Mortgage Corp.(a) (b)	92,910
590	Cash America International, Inc.(a)	13,346
1,150	CatchMark Timber Trust, Inc., Class A(b)	13,018
1,844	Cathay General Bancorp(a)	47,188
8,918	Cedar Realty Trust, Inc.(a) (b)	65,458
1,895	Centerstate Banks, Inc.(a)	22,569
900	Central Pacific Financial Corp.(a)	19,350
3,060	Chambers Street Properties(a) (b)	24,664
850	Chatham Lodging Trust(a) (b)	24,624
294	Chemical Financial Corp.(a)	9,008
440	Chesapeake Lodging Trust(b)	16,372
110	Citizens & Northern Corp.	2,274
244	City Holding Co.	11,353
5,220	CNO Financial Group, Inc.(a)	89,888
1,735	Community Bank System, Inc.(a)	66,156
11,450	Cowen Group, Inc., Class A†(a)	54,960
700	CubeSmart, Class Comdty (histrt)(a) (b)	15,449
720	CyrusOne, Inc.(b)	19,836
9,670	CYS Investments, Inc.(a) (b)	84,322
62	DCT Industrial Trust, Inc.	2,211
1,050	Dime Community Bancshares, Inc.(a)	17,094
2,166	DuPont Fabros Technology, Inc.(a) (b)	71,998

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments	December 31, 2014

Shares		Value
Financials (continued)
1,243	Eagle Bancorp, Inc.†	$44,151
240	EastGroup Properties, Inc.(a) (b)	15,197
394	Employers Holdings, Inc.(a)	9,263
594	Enova International, Inc.†(a)	13,222
1,094	Enterprise Financial Services Corp.(a)	21,585
1,258	EPR Properties(a)	72,499
796	Equity One, Inc.(b)	20,187
1,869	EverBank Financial Corp.	35,623
1,907	FBL Financial Group, Inc., Class A(a)	110,663
900	Federated National Holding Co.	21,744
10,290	FelCor Lodging Trust, Inc.(b)	111,338
4,224	First American Financial Corp.(a)	143,194
1,230	First Bancorp(a)	22,718
13,480	First Busey Corp.(a)	87,755
57	First Citizens BancShares, Inc., Class A	14,409
5,533	First Commonwealth Financial Corp.(a)	51,014
2,005	First Financial Bancorp	37,273
2,303	First Industrial Realty Trust, Inc.(a) (b)	47,350
1,550	First Midwest Bancorp, Inc.	26,520
480	Flagstar Bancorp, Inc.†(a)	7,550
790	Flushing Financial Corp.(a)	16,013
4,953	FNB Corp.(a)	65,974
30,625	Forestar Group, Inc.†(a)	471,625
1,024	Fox Chase Bancorp, Inc.	17,070
1,490	Franklin Financial Corp.†(a)	31,558
450	Geo Group, Inc. (The)(b)	18,162
5,460	Getty Realty Corp.(a) (b)	99,427
1,839	Glacier Bancorp, Inc.(a)	51,069
1,158	Global Indemnity PLC, Class A†(a)	32,852
5,070	Government Properties Income Trust(a) (b)	116,661
1,534	Greenlight Capital Re, Ltd., Class A†(a)	50,085
1,998	Hanmi Financial Corp.(a)	43,576
320	Hatteras Financial Corp.(b)	5,898
470	Healthcare Realty Trust, Inc.(a) (b)	12,840
1,800	Highwoods Properties, Inc.(a)	79,704
1,840	Home BancShares, Inc.(a)	59,174
3,180	HomeStreet, Inc.(a)	55,364
800	Horace Mann Educators Corp.	26,544
1,070	Independent Bank Corp.(a)	13,964
503	Infinity Property & Casualty Corp.(a)	38,862
2,230	Inland Real Estate Corp.(a) (b)	24,419
1,986	Investment Technology Group, Inc.†(a)	41,349
1,146	LTC Properties, Inc.(a) (b)	49,473
2,568	Maiden Holdings, Ltd.(a)	32,845
1,900	Manning & Napier, Inc., Class A	26,258
4,895	MB Financial, Inc.(a)	160,850
924	Mercantile Bank Corp.	19,422
3,380	MGIC Investment Corp.†(a)	31,502
1,400	Moelis & Co., Class A	48,902
749	Montpelier Re Holdings, Ltd.	26,829
12,064	National Penn Bancshares, Inc.(a)	126,974
124	National Western Life Insurance Co., Class A(a)	33,387
464	Navigators Group, Inc. (The)†	34,030
1,291	NBT Bancorp, Inc.(a)	33,915
5,640	New Residential Investment Corp.(a) (b)	72,023
2,132	Old National Bancorp(a)	31,724
1,001	Oppenheimer Holdings, Inc., Class A(a)	23,273
871	Oritani Financial Corp.(a)	13,413
1,342	Pacific Continental Corp.	19,030
10,005	PacWest Bancorp(a)	454,827
4,330	PennyMac Mortgage Investment Trust(a) (b)	91,320
1,149	Pinnacle Financial Partners, Inc.	45,431

Shares		Value
Financials (continued)
834	Piper Jaffray Cos.†(a)	$48,447
1,334	Platinum Underwriters Holdings, Ltd.	97,942
1,560	Potlatch Corp.	65,317
839	Primerica, Inc.	45,524
10,527	PrivateBancorp, Inc., Class A	351,602
1,340	Prosperity Bancshares, Inc.(a)	74,182
2,384	Provident Financial Services, Inc.	43,055
6,080	Radian Group, Inc.	101,658
16,780	Ramco-Gershenson Properties Trust(a) (b)	314,457
1,337	Republic Bancorp, Inc., Class A(a)	33,051
5,060	Resource Capital Corp.(a) (b)	25,502
1,012	RLI Corp.(a)	49,993
1,604	RLJ Lodging Trust(b)	53,782
948	S&T Bancorp, Inc.(a)	28,260
1,310	Sabra Health Care REIT, Inc.(a) (b)	39,785
2,990	Select Income REIT(a) (b)	72,986
1,170	Selective Insurance Group, Inc.	31,789
849	Simmons First National Corp., Class A(a)	34,512
992	Southwest Bancorp, Inc.(a)	17,221
150	Square 1 Financial, Inc., Class A†(a)	3,705
990	State Auto Financial Corp.(a)	21,998
170	Stifel Financial Corp.†(a)	8,673
3,788	Strategic Hotels & Resorts, Inc.† (b)	50,115
2,530	Sunstone Hotel Investors, Inc.(b)	41,770
4,240	Symetra Financial Corp.(a)	97,732
1,010	Territorial Bancorp, Inc.(a)	21,766
1,014	Trico Bancshares	25,046
3,644	TrustCo Bank Corp.	26,456
1,101	Umpqua Holdings Corp.	18,728
761	United Fire Group, Inc.(a)	22,625
400	Universal Insurance Holdings, Inc.	8,180
1,010	Urstadt Biddle Properties, Inc., Class A(b)	22,099
2,550	Washington Federal, Inc.(a)	56,483
3,070	Washington Real Estate Investment Trust(a) (b)	84,916
5,839	Webster Financial Corp.(a)	189,943
18,263	Western Alliance Bancorp†	507,711
3,700	Wilshire Bancorp, Inc.	37,481
2,090	Wintrust Financial Corp.(a)	97,728
		9,413,021
Health Care — 7.0%
2,530	Addus HomeCare Corp.†	61,403
140	Almost Family, Inc.†(a)	4,053
320	Amedisys, Inc.†(a)	9,392
911	Amsurg Corp., Class A†(a)	49,859
270	Anacor Pharmaceuticals, Inc.†(a)	8,708
5,655	Analogic Corp.(a)	478,469
2,740	BioTelemetry, Inc.†	27,482
241	Centene Corp.†	25,028
1,004	CONMED Corp.(a)	45,140
2,091	HealthSouth Corp.(a)	80,420
1,740	Healthways, Inc.†(a)	34,591
8,030	Impax Laboratories, Inc.†(a)	254,310
3,194	Kindred Healthcare, Inc.	58,067
2,181	Magellan Health, Inc.†	130,926
1,378	Molina Healthcare, Inc.†(a)	73,764
474	National Healthcare Corp.	29,786
1,320	NuVasive, Inc.†	62,251
1,030	Orthofix International NV†(a)	30,962
2,468	PharMerica Corp.†(a)	51,112
100	Prothena Corp. PLC†	2,076
100	Prothena Corp. PLC†	2,076
6,320	Sagent Pharmaceuticals, Inc.†(a)	158,695

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments	December 31, 2014

Shares		Value
Health Care (continued)
6,099	Select Medical Holdings Corp.(a)	$87,826
6,064	Triple-S Management Corp., Class B†(a)	144,990
2,114	WellCare Health Plans, Inc.†(a)	173,475
		2,084,861
Industrials — 12.9%
1,064	AAR Corp.(a)	29,558
10,320	ACCO Brands Corp.†(a)	92,983
3,270	Accuride Corp.†(a)	14,192
3,220	Actuant Corp., Class A(a)	87,713
1,020	Aerovironment, Inc.†	27,795
1,210	Air Transport Services Group, Inc.†(a)	10,358
10,110	Albany International Corp., Class A(a)	384,079
1,054	Ampco-Pittsburgh Corp.(a)	20,289
3,900	ARC Document Solutions, Inc.†	39,858
1,264	Argan, Inc.(a)	42,521
6,847	Astronics Corp.†(a)	378,707
580	Barnes Group, Inc.	21,466
3,702	Blount International, Inc.†	65,044
1,305	Brady Corp., Class A(a)	35,679
3,860	Brink's Co. (The)(a)	94,223
7,059	Casella Waste Systems, Inc., Class A†(a)	28,518
1,908	Comfort Systems USA, Inc.(a)	32,665
1,480	CRA International, Inc.†(a)	44,874
830	Cubic Corp.	43,691
2,320	Curtiss-Wright Corp.	163,769
1,200	Deluxe Corp.(a)	74,700
1,370	Douglas Dynamics, Inc.(a)	29,359
790	Ducommun, Inc.†(a)	19,971
472	EMCOR Group, Inc.	20,999
5,865	EnerSys, Inc.	361,988
169	FTI Consulting, Inc.†(a)	6,528
8,980	GP Strategies Corp.†	304,691
3,242	Great Lakes Dredge & Dock Corp.(a)	27,752
5,767	Griffon Corp.(a)	76,701
337	HEICO Corp.(a)	20,355
654	Hyster-Yale Materials Handling, Inc.	47,873
4,293	JetBlue Airways Corp.†(a)	68,087
2,000	Knoll, Inc.(a)	42,340
1,160	Kratos Defense & Security Solutions, Inc.†(a)	5,823
19,095	Marten Transport, Ltd.(a)	417,417
560	Matson, Inc.	19,331
4,390	Meritor, Inc.†(a)	66,509
754	Miller Industries, Inc.(a)	15,676
9,430	Orbital Sciences Corp.†	253,573
7,720	Performant Financial Corp.†(a)	51,338
690	Quad	15,842
3,540	Quality Distribution, Inc.†	37,665
2,382	Republic Airways Holdings, Inc.†(a)	34,753
1,540	Steelcase, Inc., Class A	27,643
540	Teledyne Technologies, Inc.†	55,480
797	Tennant Co.(a)	57,519
510	United Stationers, Inc.	21,502
		3,839,397
Information Technology — 17.4%
3,294	Acxiom Corp.†	66,769
3,320	Amkor Technology, Inc.†	23,572
190	Anixter International, Inc.†	16,807
1,300	Benchmark Electronics, Inc.†(a)	33,072
1,630	Black Box Corp.(a)	38,957
438	CACI International, Inc., Class A†	37,747
550	Cardtronics, Inc.†	21,219
1,350	Cascade Microtech, Inc.†	19,724

Shares		Value
Information Technology (continued)
80	Checkpoint Systems, Inc.†	$1,098
2,240	Cirrus Logic, Inc.†(a)	52,797
9,965	Coherent, Inc.†(a)	605,075
2,460	Computer Task Group, Inc.(a)	23,444
1,134	Comtech Telecommunications Corp.(a)	35,743
4,780	Convergys Corp.(a)	97,369
1,193	CTS Corp.	21,271
700	Diodes, Inc.†	19,299
3,290	EarthLink Holdings Corp.(a)	14,443
970	EnerNOC, Inc.†(a)	14,987
24,490	Entegris, Inc.†	323,513
2,600	Euronet Worldwide, Inc.†(a)	142,740
2,410	Global Cash Access Holdings, Inc.†	17,231
31,100	GSI Group, Inc.†(a)	457,792
2,510	Higher One Holdings, Inc.†	10,567
290	iGATE Corp.†	11,449
2,172	Insight Enterprises, Inc.†	56,233
26,145	Integrated Device Technology, Inc.†	512,442
1,770	Intersil Corp., Class A	25,612
1,490	IXYS Corp.(a)	18,774
64,415	Lattice Semiconductor Corp.†(a)	443,819
1,270	ManTech International Corp., Class A	38,392
22,485	Microsemi Corp.†(a)	638,124
40,865	Mitel Networks Corp.†	436,847
2,030	MKS Instruments, Inc.	74,298
1,680	Model N, Inc.†(a)	17,842
4,373	MoneyGram International, Inc.†(a)	39,751
580	Monster Worldwide, Inc.†(a)	2,679
574	NETGEAR, Inc.†(a)	20,423
1,340	Newport Corp.†(a)	25,607
2,146	OmniVision Technologies, Inc.†(a)	55,796
3,274	Photronics, Inc.†(a)	27,207
670	Plexus Corp.†(a)	27,611
2,270	PMC - Sierra, Inc.†(a)	20,793
6,610	Polycom, Inc.†	89,235
2,510	Progress Software Corp.†	67,820
990	QLogic Corp.†	13,187
310	Reis, Inc.(a)	8,113
1,404	Sanmina Corp.†(a)	33,036
2,236	ScanSource, Inc.†	89,798
1,354	SYNNEX Corp.(a)	105,829
3,600	Take-Two Interactive Software, Inc.†(a)	100,908
3,020	Ultra Clean Holdings, Inc.†	28,026
2,240	Unisys Corp.†	66,035
		5,190,922
Materials — 9.1%
1,090	A Schulman, Inc.	44,178
330	Axiall Corp.(a)	14,015
850	Berry Plastics Group, Inc.†	26,818
9,335	Boise Cascade Co.†	346,795
494	Clearwater Paper Corp.†	33,864
3,070	Deltic Timber Corp.(a)	209,988
3,190	Globe Specialty Metals, Inc.	54,964
310	KMG Chemicals, Inc.	6,200
16,185	Landec Corp.†(a)	223,515
17,595	Louisiana-Pacific Corp.†(a)	291,373
9,245	Materion Corp.(a)	325,701
874	Minerals Technologies, Inc.	60,699
5,869	Neenah Paper, Inc.(a)	353,725
4,260	Olin Corp.(a)	97,000
954	OM Group, Inc.(a)	28,429
20,490	PH Glatfelter Co.(a)	523,929
80	RTI International Metals, Inc.†(a)	2,021

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments	December 31, 2014

Shares		Value
Materials (continued)
704	Sensient Technologies Corp.(a)	$42,479
1,610	Zep, Inc.(a)	24,392
		2,710,085
Telecommunication Services — 0.2%
16,970	Cincinnati Bell, Inc.†(a)	54,134
1,060	General Communication, Inc., Class A†	14,575
		68,709
Utilities — 4.1%
509	American States Water Co.(a)	19,169
380	Avista Corp.	13,433
990	California Water Service Group	24,364
2,694	Cleco Corp.	146,931
10	Connecticut Water Service, Inc.(a)	363
2,180	Dynegy, Inc., Class A†	66,163
694	El Paso Electric Co.	27,802
954	IDACORP, Inc.(a)	63,145
6,895	Laclede Group, Inc.	366,814
358	MGE Energy, Inc.(a)	16,328
173	Middlesex Water Co.(a)	3,989
50	New Jersey Resources Corp.	3,060
280	NorthWestern Corp.(a)	15,842
1,629	Ormat Technologies, Inc.(a)	44,276
974	PNM Resources, Inc.	28,859
1,449	Portland General Electric Co.(a)	54,816
290	South Jersey Industries, Inc.(a)	17,090
684	Southwest Gas Corp.	42,278
5,094	UIL Holdings Corp.(a)	221,793
764	WGL Holdings, Inc.(a)	41,730
		1,218,245
Total Common Stock
(Cost $23,298,033)		28,887,670

SHORT-TERM INVESTMENTS (c) — 47.1%
862,168	Northern Trust Institutional Government Select Portfolio, 0.010%	862,168
13,164,136	Northern Trust Institutional Liquid Asset Portfolio, 0.010%(d)	13,164,136

Total Short-Term Investments
(Cost $14,026,304)		14,026,304
Total Investments — 144.1%
(Cost $37,324,337)		42,913,974
Other Assets & Liabilities, Net — (44.1)%		(13,138,258)
NET ASSETS — 100.0%		$29,775,716

†	Non-income producing security.
††	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(a)	This security or a partial position of this security is on loan at December 31, 2014. The total market value of securities on loan at December 31, 2014 was $12,700,131 (Note 6).
(b)	Real Estate Investment Trust.
(c)	Rate shown is the 7-day effective yield as of December 31, 2014.
(d)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2014 was $13,164,136.  Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $19,307 (Note 6).

Ltd. — Limited
PLC — Public Limited Company
As of December 31, 2014, all of the Portfolio’s investments in securities were considered Level 1.  For the year ended December 31, 2014, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2014, there have been no transfers between Level 2 and Level 3 assets and liabilities.

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2014

Shares		Value

COMMON STOCK — 99.8%
Consumer Discretionary — 12.7%
300	1-800-Flowers.com, Inc., Class A†(a)	$2,472
975	Aaron's, Inc.	29,806
900	Abercrombie & Fitch Co., Class A(a)	25,776
900	Advance Auto Parts, Inc.	143,352
850	Aeropostale, Inc.†(a)	1,972
90	AH Belo Corp., Class A	934
4,760	Amazon.com, Inc.†	1,477,266
400	Ambassadors Group, Inc.†	1,000
656	AMC Networks, Inc., Class A†(a)	41,833
1,400	American Axle & Manufacturing Holdings, Inc.†	31,626
2,625	American Eagle Outfitters, Inc.(a)	36,435
300	American Public Education, Inc.†(a)	11,061
964	ANN, Inc.†	35,167
1,350	Apollo Education Group, Inc., Class A†	46,048
450	Aramark	14,017
300	Asbury Automotive Group, Inc.†(a)	22,776
1,853	Ascena Retail Group, Inc.†	23,274
200	Ascent Capital Group, Inc., Class A†(a)	10,586
1,117	Autoliv, Inc.(a)	118,536
1,250	AutoNation, Inc.†	75,512
406	AutoZone, Inc.†	251,359
550	Barnes & Noble, Inc.†(a)	12,771
200	Beazer Homes USA, Inc.†	3,872
1,400	bebe stores, Inc.(a)	3,066
2,700	Bed Bath & Beyond, Inc.†	205,659
3,050	Best Buy Co., Inc.	118,889
200	Big 5 Sporting Goods Corp.(a)	2,926
500	Big Lots, Inc.	20,010
40	Biglari Holdings, Inc.†(a)	15,980
55	Biotime†	58
300	BJ's Restaurants, Inc.†(a)	15,063
250	Blue Nile, Inc.†(a)	9,002
224	Blyth, Inc.(a)	2,050
300	Bob Evans Farms, Inc.(a)	15,354
400	Bon-Ton Stores, Inc. (The)(a)	2,964
100	Books-A-Million, Inc., Class A†(a)	171
2,860	BorgWarner, Inc.	157,157
2,000	Boyd Gaming Corp.†(a)	25,560
1,000	Bravo Brio Restaurant Group, Inc.†	13,910
500	Bridgepoint Education, Inc.†(a)	5,660
300	Bright Horizons Family Solutions, Inc.†(a)	14,103
775	Brinker International, Inc.	45,485
764	Brookfield Residential Properties, Inc.†	18,382
425	Brown Shoe Co., Inc.	13,664
850	Brunswick Corp.(a)	43,571
350	Buckle, Inc. (The)(a)	18,382
166	Buffalo Wild Wings, Inc.†	29,943
300	Burlington Stores, Inc.†	14,178
500	Cabela's, Inc.†(a)	26,355
2,625	Cablevision Systems Corp., Class A	54,180
500	Callaway Golf Co.(a)	3,850
500	Career Education Corp.†	3,480
2,680	CarMax, Inc.†(a)	178,434
300	Carmike Cinemas, Inc.†	7,881
5,375	Carnival Corp.	243,649
550	Carter's, Inc.	48,020
300	Cato Corp. (The), Class A	12,654
6,783	CBS Corp., Class B(a)	375,371
362	Charles & Colvard, Ltd.†	666
1,136	Charter Communications, Inc., Class A†	189,280
600	Cheesecake Factory, Inc. (The)(a)	30,186
2,450	Chico's FAS, Inc.	39,714

Shares		Value
Consumer Discretionary (continued)
200	Children's Place Retail Stores, Inc. (The)(a)	$11,400
337	Chipotle Mexican Grill, Inc., Class A†	230,680
450	Choice Hotels International, Inc.	25,209
181	Churchill Downs, Inc.	17,249
1,125	Cinemark Holdings, Inc.	40,027
50	Citi Trends, Inc.†	1,263
1,000	Clear Channel Outdoor Holdings, Inc., Class A	10,590
3,450	Coach, Inc.	129,582
110	Collectors Universe, Inc.(a)	2,295
400	Columbia Sportswear Co.	17,816
26,046	Comcast Corp., Class A	1,510,928
500	Conn's, Inc.†(a)	9,345
1,000	Cooper Tire & Rubber Co.	34,650
272	Core-Mark Holding Co., Inc.	16,845
291	Cracker Barrel Old Country Store, Inc.(a)	40,961
1,200	Crocs, Inc.†(a)	14,988
6,200	Crown Media Holdings, Inc., Class A†(a)	21,948
50	CSS Industries, Inc.(a)	1,382
679	CST Brands, Inc.	29,611
1,725	Cumulus Media, Inc., Class A†	7,297
2,025	Dana Holding Corp.	44,023
1,375	Darden Restaurants, Inc.(a)	80,616
325	Deckers Outdoor Corp.†(a)	29,588
200	Demand Media, Inc.†	1,224
775	DeVry Education Group, Inc.	36,789
1,302	Dick's Sporting Goods, Inc.	64,644
347	Dillard's, Inc., Class A	43,437
144	DineEquity, Inc.	14,924
5,511	DIRECTV†	477,804
1,298	Discovery Communications, Inc., Class A†	44,716
1,298	Discovery Communications, Inc., Class C†	43,769
2,800	DISH Network Corp., Class A†	204,092
100	Dixie Group, Inc. (The)†(a)	917
1,000	Dollar General Corp.†	70,700
2,700	Dollar Tree, Inc.†	190,026
528	Domino's Pizza, Inc.	49,722
300	Dorman Products, Inc.†(a)	14,481
3,848	DR Horton, Inc.	97,316
1,200	DreamWorks Animation SKG, Inc., Class A†(a)	26,796
300	Drew Industries, Inc.†	15,321
1,150	DSW, Inc., Class A	42,895
528	Eldorado Resorts, Inc.†(a)	2,138
219	Emmis Communications Corp., Class A†(a)	410
100	Empire Resorts, Inc.†(a)	776
250	Entercom Communications Corp., Class A†(a)	3,040
100	Entravision Communications Corp., Class A	648
300	EVINE Live, Inc.†(a)	1,977
1,366	EW Scripps Co. (The), Class A†(a)	30,530
1,057	Expedia, Inc.(a)	90,226
1,000	Express, Inc.†	14,690
1,200	Family Dollar Stores, Inc.	95,052
200	Famous Dave's of America, Inc.†(a)	5,254
1,500	Federal-Mogul Holdings Corp.†(a)	24,135
300	Fiesta Restaurant Group, Inc.†	18,240
525	Finish Line, Inc. (The), Class A	12,763
1,900	Foot Locker, Inc.	106,742
51,060	Ford Motor Co.	791,430
300	Forward Industries, Inc.†(a)	312

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2014

Shares		Value
Consumer Discretionary (continued)
600	Fossil Group, Inc.†	$66,444
700	Fred's, Inc., Class A(a)	12,187
160	FTD, Inc.†	5,571
600	Gaiam, Inc., Class A†(a)	4,278
1,625	GameStop Corp., Class A(a)	54,925
600	Gaming Partners International Corp.†(a)	5,046
2,800	Gannett Co., Inc.(a)	89,404
3,975	Gap, Inc. (The)	167,387
18,225	General Motors Co.	636,235
275	Genesco, Inc.†(a)	21,071
2,010	Gentex Corp.(a)	72,621
375	Gentherm, Inc.†	13,733
1,761	Genuine Parts Co.(a)	187,670
300	G-III Apparel Group, Ltd.†	30,303
300	GNC Holdings, Inc., Class A	14,088
3,325	Goodyear Tire & Rubber Co. (The)	94,995
300	GoPro, Inc., Class A†(a)	18,966
500	Grand Canyon Education, Inc.†	23,330
1,000	Gray Television, Inc.†	11,200
45	Green Brick Partners, Inc.†	369
200	Group 1 Automotive, Inc.	17,924
400	Guess, Inc.	8,432
3,035	H&R Block, Inc.	102,219
1,155	Hanesbrands, Inc.	128,921
2,775	Harley-Davidson, Inc.	182,900
700	Harman International Industries, Inc.	74,697
1,000	Harte-Hanks, Inc.	7,740
1,300	Hasbro, Inc.(a)	71,487
200	Helen of Troy, Ltd.†	13,012
500	hhgregg, Inc.†(a)	3,785
200	Hibbett Sports, Inc.†	9,686
625	Hillenbrand, Inc.	21,562
1,425	Hilton Worldwide Holdings, Inc.†	37,178
15,855	Home Depot, Inc. (The)	1,664,299
200	Hooker Furniture Corp.	3,434
1,000	Hovnanian Enterprises, Inc., Class A†(a)	4,130
418	HSN, Inc.	31,768
600	Hyatt Hotels Corp., Class A†	36,126
450	Iconix Brand Group, Inc.†(a)	15,205
3,450	International Game Technology	59,513
237	International Speedway Corp., Class A	7,501
5,372	Interpublic Group of Cos., Inc. (The)	111,576
743	Interval Leisure Group, Inc.(a)	15,521
300	iRobot Corp.†	10,416
340	ITT Educational Services, Inc.†(a)	3,267
3,442	J.C. Penney Co., Inc.†(a)	22,304
350	Jack in the Box, Inc.	27,986
2,250	Jarden Corp.†	107,730
500	John Wiley & Sons, Inc., Class A	29,620
8,450	Johnson Controls, Inc.	408,473
600	Journal Communications, Inc., Class A†	6,858
300	K12, Inc.†	3,561
1,275	Kate Spade & Co.†(a)	40,813
800	KB Home(a)	13,240
2,700	Kohl's Corp.(a)	164,808
300	Krispy Kreme Doughnuts, Inc.†	5,922
2,840	L Brands, Inc.	245,802
100	Lakes Entertainment, Inc.†	670
278	Lands' End, Inc.†	15,001
5,227	Las Vegas Sands Corp.	304,002
525	La-Z-Boy, Inc., Class Z	14,091
100	LeapFrog Enterprises, Inc., Class A†	472
1,018	Lear Corp.	99,845
500	Learning Tree International, Inc.†	875
750	Lee Enterprises, Inc.†(a)	2,760
1,710	Leggett & Platt, Inc.(a)	72,863

Shares		Value
Consumer Discretionary (continued)
1,850	Lennar Corp., Class A(a)	$82,898
1,000	Libbey, Inc.†	31,440
638	Liberty Broadband Corp., Class C†	31,785
2,150	Liberty Broadband Corp., Class A†	107,693
3,487	Liberty Global PLC†	168,457
2,687	Liberty Global PLC, Class A†	134,901
5,725	Liberty Interactive Corp., Class A†	168,430
2,554	Liberty Media Corp.†	89,467
4,302	Liberty Media Corp.†	151,732
790	Liberty TripAdvisor Holdings, Inc., Class A†	21,251
1,603	Liberty Ventures, Ser A†	60,465
500	Life Time Fitness, Inc.†(a)	28,310
700	Lifetime Brands, Inc.	12,040
200	Lincoln Educational Services Corp.	564
1,675	Lions Gate Entertainment Corp.(a)	53,634
300	Lithia Motors, Inc., Class A	26,007
1,512	Live Nation Entertainment, Inc.†	39,478
3,600	LKQ Corp.†	101,232
200	Loral Space & Communications, Inc.†(a)	15,742
12,656	Lowe's Cos., Inc.	870,733
241	Lumber Liquidators Holdings, Inc.†(a)	15,981
4,473	Macy's, Inc.	294,100
881	Madison Square Garden Co. (The), Class A†(a)	66,304
100	Marcus Corp.	1,851
700	Marine Products Corp.(a)	5,908
2,877	Marriott International, Inc., Class A(a)	224,492
257	Marriott Vacations Worldwide Corp.	19,157
3,100	Martha Stewart Living Omnimedia, Inc., Class A†(a)	13,361
4,155	Mattel, Inc.	128,576
400	Matthews International Corp., Class A	19,468
300	Mattress Firm Holding Corp.†(a)	17,424
496	McClatchy Co. (The), Class A†(a)	1,647
12,544	McDonald's Corp.	1,175,373
571	MDC Holdings, Inc.(a)	15,114
794	Media General, Inc.†(a)	13,288
675	Men's Wearhouse, Inc. (The)(a)	29,801
300	Meredith Corp.(a)	16,296
500	Meritage Homes Corp.†(a)	17,995
4,625	MGM Resorts International†(a)	98,883
832	Mohawk Industries, Inc.†	129,260
1,600	Monarch Casino & Resort, Inc.†	26,544
325	Monro Muffler Brake, Inc.(a)	18,785
150	Morgans Hotel Group Co.†(a)	1,176
207	Morningstar, Inc.	13,395
300	Movado Group, Inc.(a)	8,511
518	Murphy USA, Inc.†(a)	35,669
500	National CineMedia, Inc.(a)	7,185
50	Nautilus, Inc.†	759
727	Netflix, Inc.†	248,350
301	New Media Investment	7,113
1,300	New York & Co., Inc.†	3,432
2,100	New York Times Co. (The), Class A(a)	27,762
3,351	Newell Rubbermaid, Inc.	127,640
4,353	News Corp., Class A†	68,299
200	Nexstar Broadcasting Group, Inc., Class A(a)	10,358
8,677	NIKE, Inc., Class B	834,294
2,000	Nordstrom, Inc.	158,780
300	Norwegian Cruise Line Holdings, Ltd.†(a)	14,028
40	NVR, Inc.†	51,013
8,484	Office Depot, Inc.†	72,750
3,525	Omnicom Group, Inc.(a)	273,082
2,900	Orbitz Worldwide, Inc.†	23,867

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2014

Shares		Value
Consumer Discretionary (continued)
1,342	O'Reilly Automotive, Inc.†	$258,496
650	Orleans Homebuilders, Inc.†	—
200	Outerwall, Inc.†(a)	15,044
300	Overstock.com, Inc.†(a)	7,281
50	Oxford Industries, Inc.(a)	2,761
200	Pacific Sunwear of California, Inc.†(a)	436
300	Panera Bread Co., Class A†(a)	52,440
300	Papa John's International, Inc.(a)	16,740
700	Penn National Gaming, Inc.†(a)	9,611
700	Penske Automotive Group, Inc.(a)	34,349
1,500	Pep Boys-Manny Moe & Jack (The)†(a)	14,730
100	Perry Ellis International, Inc.†(a)	2,593
1,250	PetSmart, Inc.	101,619
825	Pier 1 Imports, Inc.(a)	12,705
800	Pinnacle Entertainment, Inc.†(a)	17,800
740	Polaris Industries, Inc.(a)	111,918
450	Pool Corp.	28,548
400	Popeyes Louisiana Kitchen, Inc.†	22,508
725	Priceline Group, Inc.†	826,652
3,965	PulteGroup, Inc.	85,089
943	PVH Corp.	120,864
1,600	Quiksilver, Inc.†(a)	3,536
780	Ralph Lauren Corp., Class A	144,425
1,500	RCI Hospitality Holdings, Inc.†(a)	15,030
1,000	ReachLocal, Inc.†(a)	3,440
300	Red Robin Gourmet Burgers, Inc.†(a)	23,093
1,200	Regal Entertainment Group, Class A(a)	25,632
200	Regis Corp.†	3,352
575	Rent-A-Center, Inc., Class A(a)	20,884
47	Restaurant Brands†	1,748
4,604	Restaurant Brands International, Inc.†	179,721
116	Restoration Hardware Holdings, Inc.†	11,137
100	Rocky Brands, Inc.	1,326
2,375	Ross Stores, Inc.	223,868
2,025	Royal Caribbean Cruises, Ltd.(a)	166,921
500	Ruby Tuesday, Inc.†	3,420
500	Ryland Group, Inc. (The)(a)	19,280
100	Salem Communications Corp., Class A(a)	782
1,000	Sally Beauty Holdings, Inc.†	30,740
325	Scholastic Corp.	11,837
1,500	Scientific Games Corp., Class A†(a)	19,095
1,226	Scripps Networks Interactive, Inc., Class A(a)	92,281
925	Sears Holdings Corp.†(a)	30,507
325	SeaWorld Entertainment, Inc.	5,818
188	Select Comfort Corp.†	5,082
2,000	Service Corp. International(a)	45,400
475	ServiceMaster Global Holdings, Inc.†	12,716
600	Shoe Carnival, Inc.	15,414
400	Shutterfly, Inc.†(a)	16,678
993	Signet Jewelers, Ltd.(a)	130,649
900	Sinclair Broadcast Group, Inc., Class A(a)	24,624
32,175	Sirius XM Holdings, Inc.†	112,613
900	Six Flags Entertainment Corp.	38,835
400	Skechers U.S.A., Inc., Class A†(a)	22,100
1,000	Sonic Automotive, Inc., Class A	27,040
800	Sonic Corp.	21,784
903	Sotheby's(a)	38,992
75	Spartan Motors, Inc.	395
400	Speedway Motorsports, Inc.(a)	8,748
552	Stage Stores, Inc.	11,426
300	Standard Motor Products, Inc.(a)	11,436
1,625	Standard Pacific Corp.†(a)	11,846
1,819	Stanley Black & Decker, Inc.	174,770
200	Stanley Furniture Co., Inc.†	548
6,975	Staples, Inc.(a)	126,387

Shares		Value
Consumer Discretionary (continued)
9,449	Starbucks Corp.	$775,290
2,403	Starwood Hotels & Resorts Worldwide, Inc.	194,811
1,177	Starz†(a)	34,957
600	Steven Madden, Ltd.†	19,098
300	Sturm Ruger & Co., Inc.(a)	10,389
150	Superior Industries International, Inc.	2,969
100	Sypris Solutions, Inc.	264
600	Systemax, Inc.†(a)	8,100
8,152	Target Corp.	618,818
700	Tempur Sealy International, Inc.†	38,437
750	Tenneco, Inc.†	42,458
725	Tesla Motors, Inc.†(a)	161,247
1,000	Texas Roadhouse, Inc., Class A(a)	33,760
4,400	Thomson Reuters Corp.(a)	177,496
500	Thor Industries, Inc.	27,935
1,335	Tiffany & Co.	142,658
3,016	Time Warner Cable, Inc., Class A	458,613
11,622	Time Warner, Inc.	992,751
1,304	Time, Inc.	32,091
7,950	TJX Cos., Inc.	545,211
1,900	Toll Brothers, Inc.†	65,113
1,600	Tractor Supply Co.	126,112
200	Trans World Entertainment Corp.	658
1,900	TRI Pointe Homes, Inc.†(a)	28,975
1,471	TripAdvisor, Inc.†(a)	109,825
1,331	TRW Automotive Holdings Corp.†	136,893
200	Tuesday Morning Corp.†(a)	4,340
600	Tupperware Brands Corp.(a)	37,800
10	Turtle Beach Corp.†	32
16,438	Twenty-First Century Fox, Inc., Class A	631,301
763	Ulta Salon Cosmetics & Fragrance, Inc.†	97,542
1,900	Under Armour, Inc., Class A†(a)	129,010
200	Universal Electronics, Inc.†	13,006
500	Universal Technical Institute, Inc.(a)	4,920
1,400	Urban Outfitters, Inc.†(a)	49,182
138	Vail Resorts, Inc.	12,576
200	Value Line, Inc.	3,330
3,275	VF Corp.	245,298
4,757	Viacom, Inc., Class B	357,964
600	Visteon Corp.†	64,116
300	Vitamin Shoppe, Inc.†(a)	14,574
21,360	Walt Disney Co. (The)	2,011,898
296	Weight Watchers International, Inc.†(a)	7,353
4,600	Wendy's Co. (The)(a)	41,538
1,029	Whirlpool Corp.	199,358
800	Williams-Sonoma, Inc.	60,544
500	Winnebago Industries, Inc.	10,880
1,175	Wolverine World Wide, Inc.(a)	34,627
600	World Wrestling Entertainment, Inc., Class A(a)	7,404
1,476	Wyndham Worldwide Corp.	126,582
1,104	Wynn Resorts, Ltd.	164,231
5,841	Yum! Brands, Inc.	425,517
300	Zumiez, Inc.†	11,589
		34,890,716
Consumer Staples — 8.9%
200	Alico, Inc.(a)	10,006
2,200	Alliance One International, Inc.†(a)	3,476
23,475	Altria Group, Inc.(a)	1,156,613
375	Andersons, Inc. (The)(a)	19,927
7,461	Archer-Daniels-Midland Co.	387,972
4,725	Avon Products, Inc.(a)	44,368
550	B&G Foods, Inc., Class A(a)	16,445
100	Boston Beer Co., Inc. (The), Class A†(a)	28,954
600	Boulder Brands, Inc.†(a)	6,636

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2014

Shares		Value
Consumer Staples (continued)
1,609	Brown-Forman Corp., Class B	$141,335
1,550	Bunge, Ltd.	140,910
300	Calavo Growers, Inc.	14,190
318	Cal-Maine Foods, Inc.	12,412
2,475	Campbell Soup Co.(a)	108,900
400	Casey's General Stores, Inc.	36,128
1,700	Church & Dwight Co., Inc.	133,977
1,474	Clorox Co. (The)(a)	153,605
51,315	Coca-Cola Co. (The)	2,166,519
2,995	Coca-Cola Enterprises, Inc.	132,439
11,636	Colgate-Palmolive Co.	805,095
5,473	ConAgra Foods, Inc.	198,560
2,072	Constellation Brands, Inc., Class A†	203,408
5,775	Costco Wholesale Corp.	818,606
725	Coty, Inc., Class A	14,978
14,792	CVS Health Corp.	1,424,618
1,525	Darling Ingredients, Inc.†	27,694
1,067	Dean Foods Co.(a)	20,678
400	Diamond Foods, Inc.†	11,292
2,300	Dr. Pepper Snapple Group, Inc.(a)	164,864
792	Energizer Holdings, Inc.	101,819
2,700	Estee Lauder Cos., Inc. (The), Class A	205,740
2,530	Flowers Foods, Inc.	48,551
400	Fresh Del Monte Produce, Inc.	13,420
7,925	General Mills, Inc.	422,640
1,200	Hain Celestial Group, Inc. (The)†(a)	69,948
2,500	Harbinger Group, Inc.†	35,400
1,200	Herbalife, Ltd.(a)	45,240
2,142	Hershey Co. (The)	222,618
1,800	Hormel Foods Corp.(a)	93,780
550	Ingles Markets, Inc., Class A	20,399
800	Ingredion, Inc.	67,872
300	Inter Parfums, Inc.	8,235
170	J&J Snack Foods Corp.	18,491
1,319	JM Smucker Co. (The)(a)	133,193
3,775	Kellogg Co.	247,036
1,313	Keurig Green Mountain, Inc.(a)	173,835
4,777	Kimberly-Clark Corp.	551,935
7,707	Kraft Foods Group, Inc.	482,921
6,000	Kroger Co. (The)	385,260
212	Lancaster Colony Corp.	19,852
3,430	Lorillard, Inc.	215,884
70	Mannatech, Inc.†	1,866
1,225	McCormick & Co., Inc.(a)	91,017
2,476	Mead Johnson Nutrition Co., Class A	248,937
200	MGP Ingredients, Inc.	3,172
1,800	Molson Coors Brewing Co., Class B	134,136
22,671	Mondelez International, Inc., Class A	823,524
1,600	Monster Beverage Corp.†	173,360
700	Nu Skin Enterprises, Inc., Class A	30,590
19,158	PepsiCo, Inc.	1,811,580
18,707	Philip Morris International, Inc.	1,523,685
1,150	Pilgrim's Pride Corp.†(a)	37,708
375	Pinnacle Foods, Inc.	13,237
350	Post Holdings, Inc.†(a)	14,661
217	PriceSmart, Inc.(a)	19,795
34,952	Procter & Gamble Co. (The)	3,183,778
100	Reliv International, Inc.†(a)	117
4,103	Reynolds American, Inc.(a)	263,700
12,075	Rite Aid Corp.†	90,804
70	Rocky Mountain Chocolate Factory, Inc.	924
2,075	Safeway, Inc.	72,874
243	Sanderson Farms, Inc.	20,418
1,000	Snyder's-Lance, Inc.	30,550
400	SpartanNash Co.	10,456
300	Sprouts Farmers Market, Inc.†(a)	10,194
3,036	SUPERVALU, Inc.†	29,449

Shares		Value
Consumer Staples (continued)
8,000	Sysco Corp.(a)	$317,520
309	Tootsie Roll Industries, Inc.(a)	9,471
501	TreeHouse Foods, Inc.†(a)	42,851
3,830	Tyson Foods, Inc., Class A	153,545
450	United Natural Foods, Inc.†(a)	34,796
300	Universal Corp.(a)	13,194
198	USANA Health Sciences, Inc.†	20,313
1,214	Vector Group, Ltd.(a)	25,871
11,200	Walgreens Boots Alliance, Inc.	853,440
21,504	Wal-Mart Stores, Inc.	1,846,764
145	WD-40 Co.	12,337
1,621	WhiteWave Foods Co., Class A†	56,719
4,550	Whole Foods Market, Inc.(a)	229,411
		24,245,438
Energy — 7.8%
250	Alon USA Energy, Inc.(a)	3,167
2,272	Alpha Natural Resources, Inc.†(a)	3,794
1,000	Amyris, Inc.†(a)	2,060
6,464	Anadarko Petroleum Corp.	533,280
800	Antero Resources Corp.†(a)	32,464
4,938	Apache Corp.	309,464
300	Approach Resources, Inc.†(a)	1,917
3,000	Arch Coal, Inc.(a)	5,340
600	Atwood Oceanics, Inc.(a)	17,022
5,245	Baker Hughes, Inc.	294,087
600	Barnwell Industries, Inc.†(a)	1,602
400	Bill Barrett Corp.†(a)	4,556
300	BP Prudhoe Bay Royalty Trust	20,292
450	BreitBurn Energy Partners, LP(A)	3,150
500	Bristow Group, Inc.(a)	32,895
4,800	Cabot Oil & Gas Corp.	142,128
3,964	California Resources Corp.†(a)	21,842
1,500	Callon Petroleum Co.†(a)	8,175
2,750	Cameron International Corp.†	137,362
150	CARBO Ceramics, Inc.(a)	6,007
400	Carrizo Oil & Gas, Inc.†(a)	16,640
2,900	Cheniere Energy, Inc.†	204,160
8,075	Chesapeake Energy Corp.(a)	158,028
24,500	Chevron Corp.	2,748,410
986	Cimarex Energy Co.(a)	104,516
113	Clayton Williams Energy, Inc.†(a)	7,209
600	Clean Energy Fuels Corp.†(a)	2,997
1,000	Cloud Peak Energy, Inc.†(a)	9,180
400	Comstock Resources, Inc.(a)	2,724
1,222	Concho Resources, Inc.†	121,894
16,017	ConocoPhillips	1,106,134
2,600	Consol Energy, Inc.(a)	87,906
830	Continental Resources, Inc.†(a)	31,839
200	Cross Timbers Royalty Trust	3,464
175	Delek US Holdings, Inc.	4,774
3,779	Denbury Resources, Inc.(a)	30,723
5,416	Devon Energy Corp.	331,513
206	DHT Holdings, Inc.(a)	1,506
850	Diamond Offshore Drilling, Inc.(a)	31,204
300	Diamondback Energy, Inc.†(a)	17,934
800	Dresser-Rand Group, Inc.†(a)	65,440
445	Dril-Quip, Inc.†	34,145
722	Enbridge Energy Management LLC	28,006
890	Energen Corp.	56,746
525	Energy Transfer Partners, LP(A)	34,125
1,271	Energy XXI Bermuda, Ltd.(a)	4,143
2,250	EnLink Midstream LLC	80,010
5,963	EOG Resources, Inc.	549,013
1,860	EQT Corp.	140,802
300	Era Group, Inc.†	6,345
2,700	EXCO Resources, Inc.(a)	5,859

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2014

Shares		Value
Energy (continued)
812	Exterran Holdings, Inc.	$26,455
54,222	Exxon Mobil Corp.	5,012,824
2,206	FMC Technologies, Inc.†(a)	103,329
300	Forum Energy Technologies, Inc.†	6,219
226	Geospace Technologies Corp.†(a)	5,989
500	Goodrich Petroleum Corp.†(a)	2,220
300	Green Plains, Inc.(a)	7,434
1,725	Gulf Coast Ultra Deep Royalty Trust†	2,174
381	Gulf Island Fabrication, Inc.(a)	7,388
300	Gulfmark Offshore, Inc., Class A(a)	7,326
900	Gulfport Energy Corp.†	37,566
3,775	Halcon Resources Corp.†(a)	6,720
11,131	Halliburton Co.	437,782
1,000	Helix Energy Solutions Group, Inc.†(a)	21,700
1,150	Helmerich & Payne, Inc.	77,533
1,900	Hercules Offshore, Inc.†(a)	1,900
3,649	Hess Corp.	269,369
2,108	HollyFrontier Corp.	79,008
500	Hornbeck Offshore Services, Inc., Class Comdty (histrt)†(a)	12,485
1,750	ION Geophysical Corp.†(a)	4,813
2,200	Key Energy Services, Inc.†	3,674
16,260	Kinder Morgan, Inc.(a)	687,961
825	Laredo Petroleum, Inc.†(a)	8,539
672	LinnCo LLC(a)	6,969
1,859	Magnum Hunter Resources Corp.†(a)	5,837
8,772	Marathon Oil Corp.	248,160
3,803	Marathon Petroleum Corp.	343,259
375	Matador Resources Co.†(a)	7,586
450	Matrix Service Co.†	10,044
2,875	McDermott International, Inc.†	8,366
550	Memorial Resource Development Corp.†	9,917
2,075	Murphy Oil Corp.	104,829
3,100	Nabors Industries, Ltd.	40,238
5,661	National Oilwell Varco, Inc.(a)	370,965
1,525	Newfield Exploration Co.†	41,358
875	Newpark Resources, Inc.†	8,348
3,512	Noble Energy, Inc.	166,574
1,000	Northern Oil and Gas, Inc.†(a)	5,650
400	Northern Tier Energy	8,856
700	Oasis Petroleum, Inc.†(a)	11,578
9,912	Occidental Petroleum Corp.	799,006
1,200	Oceaneering International, Inc.	70,572
500	Oil States International, Inc.†	24,450
2,650	ONEOK, Inc.	131,944
1	Pacific Ethanol, Inc.†(a)	10
1,325	Parker Drilling Co.†	4,068
650	Parsley Energy, Inc., Class A†	10,374
1,950	Patterson-UTI Energy, Inc.	32,351
675	PBF Energy, Inc., Class A(a)	17,982
350	PDC Energy, Inc.†(a)	14,445
3,150	Peabody Energy Corp.(a)	24,381
700	Penn Virginia Corp.†(a)	4,676
2,300	PetroQuest Energy, Inc.†	8,602
7,281	Phillips 66	522,048
675	Pioneer Energy Services Corp.†	3,740
1,784	Pioneer Natural Resources Co.	265,548
2,200	QEP Resources, Inc.	44,484
2,208	Range Resources Corp.(a)	118,018
109	Renewable Energy Group, Inc.†(a)	1,058
600	Rex Energy Corp.†(a)	3,060
675	Rice Energy, Inc.†(a)	14,155
600	Rosetta Resources, Inc.†	13,386
1,600	Rowan PLC, Class A	37,312
1,012	RPC, Inc.	13,196
325	Sanchez Energy Corp.†(a)	3,019

Shares		Value
Energy (continued)
4,400	SandRidge Energy, Inc.†(a)	$8,008
16,562	Schlumberger, Ltd.	1,414,560
217	SEACOR Holdings, Inc.†(a)	16,017
450	SemGroup Corp., Class A	30,776
576	Seventy Seven Energy, Inc.†(a)	3,116
1,000	Ship Finance International, Ltd.(a)	14,120
750	SM Energy Co.	28,935
1,000	Solazyme, Inc.†(a)	2,580
4,225	Southwestern Energy Co.†(a)	115,300
8,741	Spectra Energy Corp.(a)	317,298
475	Stone Energy Corp.†(a)	8,018
1,706	Superior Energy Services, Inc.	34,376
925	Synergy Resources Corp.†(a)	11,600
–	Syntroleum Corp.†(a)	—
201	Targa Resources Corp.	21,316
775	Teekay Corp.(a)	39,440
1,500	Tesoro Corp.	111,525
850	TETRA Technologies, Inc.†(a)	5,678
233	TGC Industries, Inc.†	503
525	Tidewater, Inc.(a)	17,015
1,600	Trico Marine Services, Inc.†	—
1,765	Ultra Petroleum Corp.†(a)	23,227
500	Unit Corp.†	17,050
1,000	US Energy Corp. Wyoming†	1,480
1,100	VAALCO Energy, Inc.†(a)	5,016
6,864	Valero Energy Corp.	339,768
800	W&T Offshore, Inc.	5,872
300	Warren Resources, Inc.†(a)	483
1,150	Western Refining, Inc.	43,447
300	Westmoreland Coal Co.†	9,963
1,922	Whiting Petroleum Corp.†	63,431
9,550	Williams Cos., Inc. (The)	429,177
800	World Fuel Services Corp.	37,544
2,350	WPX Energy, Inc.†	27,331
1,700	Yuma Energy, Inc.†(a)	3,111
		21,225,901
Financials — 18.2%
676	Acadia Realty Trust(a) (b)	21,652
700	Affiliated Managers Group, Inc.†	148,568
5,625	Aflac, Inc.	343,631
450	Alexander & Baldwin, Inc.(a)	17,667
859	Alexandria Real Estate Equities, Inc.(b)	76,228
227	Alleghany Corp.†	105,214
5,825	Allstate Corp. (The)	409,206
10	Altisource Asset Management Corp.†(a)	3,101
100	Altisource Portfolio Solutions SA†(a)	3,379
33	Altisource Residential Corp., Class B(b)	640
425	American Assets Trust, Inc.(b)	16,919
1,282	American Campus Communities, Inc.(b)	53,024
4,475	American Capital Agency Corp.	97,689
575	American Capital Mortgage Investment Corp.(b)	10,833
4,200	American Capital, Ltd.†(a)	61,362
1,100	American Equity Investment Life Holding Co.(a)	32,109
11,183	American Express Co.	1,040,466
1,100	American Financial Group, Inc.	66,792
1,700	American Homes 4 Rent, Class A(b)	28,951
6,850	American International Group, Inc.	383,668
300	American National Insurance Co.	34,278
11,075	American Realty Capital Properties, Inc.(b)	100,229
5,214	American Tower Corp., Class A	515,404
2,352	Ameriprise Financial, Inc.	311,052
332	AmTrust Financial Services, Inc.(a)	18,675
11,050	Annaly Capital Management, Inc.	119,450

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2014

Shares		Value
Financials (continued)
1,500	Anworth Mortgage Asset Corp.(b)	$7,875
2,081	Apartment Investment & Management Co., Class A	77,309
600	Apollo Commercial Real Estate Finance, Inc.(b)	9,816
2,200	Apollo Investment Corp.(a)	16,324
200	Arbor Realty Trust, Inc.(a) (b)	1,354
1,500	Arch Capital Group, Ltd.†	88,650
3,675	Ares Capital Corp.	57,348
300	Argo Group International Holdings, Ltd.	16,641
4	Arlington Asset Investment Corp., Class A(a)	106
3,325	ARMOUR Residential, Inc., Class REIT(a) (b)	12,236
2,050	Arthur J. Gallagher & Co.	96,514
300	Artisan Partners Asset Management, Inc., Class A(a)	15,159
108	Ashford Hospitality Prime, Inc.(b)	1,853
544	Ashford Hospitality Trust, Inc.(b)	5,701
6	Ashford, Inc.†	564
650	Aspen Insurance Holdings, Ltd.	28,451
1,354	Associated Banc-Corp(a)	25,225
300	Associated Estates Realty Corp.(b)	6,963
900	Assurant, Inc.	61,587
2,075	Assured Guaranty, Ltd.	53,929
700	Astoria Financial Corp.	9,352
200	Atlanticus Holdings Corp.†(a)	490
600	AV Homes, Inc.†	8,742
1,808	AvalonBay Communities, Inc.	295,409
1,175	Axis Capital Holdings, Ltd.	60,031
50	Bancorp, Inc.†	544
1,150	BancorpSouth, Inc.(a)	25,886
143,198	Bank of America Corp.	2,561,812
450	Bank of Hawaii Corp.(a)	26,689
15,313	Bank of New York Mellon Corp. (The)	621,248
950	Bank of the Ozarks, Inc.(a)	36,024
700	BankFinancial Corp.	8,302
375	BankUnited, Inc.	10,864
300	Banner Corp.	12,906
9,775	BB&T Corp.	380,150
600	BBCN Bancorp, Inc.	8,628
16	BBX Capital Corp., Class A†(a)	263
500	Beneficial Mutual Bancorp, Inc.†(a)	6,135
25,165	Berkshire Hathaway, Inc., Class B†	3,778,525
2,300	BGC Partners, Inc., Class A	21,045
2,525	BioMed Realty Trust, Inc.(b)	54,388
1,583	BlackRock, Inc., Class A	566,017
450	Blackstone Mortgage Trust, Inc., Class A(b)	13,113
168	BofI Holding, Inc.†(a)	13,072
300	BOK Financial Corp.(a)	18,012
1,000	Boston Private Financial Holdings, Inc.	13,470
2,057	Boston Properties, Inc.	264,715
1,988	Brandywine Realty Trust(b)	31,768
525	Brixmor Property Group, Inc.	13,041
3,075	Brookfield Property Partners(A)	70,325
1,500	Brookline Bancorp, Inc.	15,045
1,400	Brown & Brown, Inc.	46,074
100	Camden National Corp.	3,984
1,125	Camden Property Trust(b)	83,070
30	Capital Bank Financial Corp., Class A†	804
350	Capital City Bank Group, Inc.	5,439
7,531	Capital One Financial Corp.	621,684
1,000	Capitol Federal Financial, Inc.	12,780
1,700	Capstead Mortgage Corp.(a) (b)	20,876
100	Cardinal Financial Corp.(a)	1,983
403	CareTrust REIT, Inc.(a) (b)	4,969

Shares		Value
Financials (continued)
325	Cash America International, Inc.(a)	$7,351
763	Cathay General Bancorp	19,525
2,305	CBL & Associates Properties, Inc.(b)	44,763
600	CBOE Holdings, Inc.	38,052
3,825	CBRE Group, Inc., Class A†	131,006
650	Cedar Realty Trust, Inc.(b)	4,771
2,875	Chambers Street Properties(b)	23,172
15,339	Charles Schwab Corp. (The)	463,084
498	Charter Financial Corp.(a)	5,702
425	Chatham Lodging Trust(a) (b)	12,312
500	Chemical Financial Corp.	15,320
500	Chesapeake Lodging Trust(b)	18,605
11,900	Chimera Investment Corp.(b)	37,842
3,071	Chubb Corp. (The)	317,756
23	CIFC Corp.(a)	190
1,694	Cincinnati Financial Corp.	87,800
2,450	CIT Group, Inc.	117,183
41,365	Citigroup, Inc.	2,238,260
1,875	Citizens Financial Group, Inc.(a)	46,612
300	City Holding Co.	13,959
600	City National Corp.(a)	48,486
3,772	CME Group, Inc., Class A	334,388
300	CNA Financial Corp.	11,613
2,900	CNO Financial Group, Inc.	49,938
750	CoBiz Financial, Inc.	9,847
350	Cohen & Steers, Inc.(a)	14,728
1,250	Colony Financial, Inc.(a) (b)	29,775
276	Columbia Banking System, Inc.	7,620
1,625	Columbia Property Trust, Inc.(b)	41,194
2,083	Comerica, Inc.(a)	97,568
1,435	Commerce Bancshares, Inc.(a)	62,408
500	Community Bank System, Inc.(a)	19,065
110	Community Trust Bancorp, Inc.(a)	4,027
300	CoreSite Realty Corp., Class Comdty (b)	11,715
850	Corporate Office Properties Trust(b)	24,114
1,199	Corrections Corp. of America(b)	43,572
2,613	Cousins Properties, Inc.(b)	29,840
199	Cowen Group, Inc., Class A†	955
200	Crawford & Co., Class B	2,056
112	Credit Acceptance Corp.†(a)	15,247
4,050	Crown Castle International Corp.(b)	318,735
1,737	CubeSmart, Class Comdty (histrt)(b)	38,336
732	Cullen/Frost Bankers, Inc.	51,708
1,000	CVB Financial Corp.	16,020
1,000	CYS Investments, Inc.(a) (b)	8,720
1,187	DCT Industrial Trust, Inc.	42,328
3,845	DDR Corp.(a) (b)	70,594
2,502	DiamondRock Hospitality Co.(b)	37,205
1,850	Digital Realty Trust, Inc.(a) (b)	122,655
6,150	Discover Financial Services	402,763
1,100	Donegal Group, Inc., Class A(a)	17,578
1,725	Douglas Emmett, Inc.(b)	48,990
4,626	Duke Realty Corp.(b)	93,445
700	DuPont Fabros Technology, Inc.(a) (b)	23,268
3,778	E*Trade Financial Corp.†	91,635
300	Eagle Bancorp, Inc.†	10,656
2,000	East West Bancorp, Inc.	77,420
375	EastGroup Properties, Inc.(a) (b)	23,745
1,325	Eaton Vance Corp.	54,232
633	Education Realty Trust, Inc.(b)	23,174
175	eHealth, Inc.†	4,361
425	Ellington Financial LLC(c) (A)	8,483
1,100	Empire State Realty Trust, Inc., Class A(b)	19,338
375	Employers Holdings, Inc.	8,816
200	Encore Capital Group, Inc.†(a)	8,880
700	Endurance Specialty Holdings, Ltd.	41,888
297	Enova International, Inc.†	6,611

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2014

Shares		Value
Financials (continued)
120	Enstar Group, Ltd.†	$18,347
50	Enterprise Financial Services Corp.	986
600	EPR Properties	34,578
1,293	Equity Commonwealth(b)	33,191
1,000	Equity Lifestyle Properties, Inc.(b)	51,550
1,000	Equity One, Inc.(b)	25,360
5,054	Equity Residential	363,079
300	Erie Indemnity Co., Class A	27,231
919	Essex Property Trust, Inc.	189,865
350	Evercore Partners, Inc., Class A	18,330
536	Everest Re Group, Ltd.	91,281
725	Excel Trust, Inc.(b)	9,708
1,500	Extra Space Storage, Inc.(b)	87,960
1,000	Ezcorp, Inc., Class A†(a)	11,750
14,375	Fannie Mae†	29,541
890	Federal Realty Investment Trust, Class REIT(b)	118,779
1,200	Federated Investors, Inc., Class B	39,516
200	Federated National Holding Co.	4,832
1,000	FelCor Lodging Trust, Inc.(b)	10,820
1,700	Fifth Street Finance Corp.	13,617
10,401	Fifth Third Bancorp	211,920
525	Financial Engines, Inc.(a)	19,189
1,200	Financial Institutions, Inc.	30,180
100	First Acceptance Corp.†	255
827	First American Financial Corp.	28,035
300	First Bancorp	5,541
2,516	First BanCorp†	14,769
500	First Cash Financial Services, Inc.†	27,835
50	First Citizens BancShares, Inc., Class A	12,639
800	First Commonwealth Financial Corp.	7,376
425	First Community Bancshares, Inc.	7,000
575	First Financial Bancorp	10,689
600	First Financial Bankshares, Inc.(a)	17,928
100	First Financial Corp.	3,562
2,433	First Horizon National Corp.(a)	33,040
1,375	First Industrial Realty Trust, Inc.(b)	28,270
425	First Merchants Corp.	9,669
800	First Midwest Bancorp, Inc.	13,688
3,424	First Niagara Financial Group, Inc.	28,864
800	First Potomac Realty Trust(a) (b)	9,888
150	First Republic Bank	7,818
1,582	FirstMerit Corp.(a)	29,884
1,500	FNB Corp.(a)	19,980
3,784	FNF Group	130,359
1,152	FNFV Group†	18,133
2,100	Forest City Enterprises, Inc., Class A†	44,730
5,646	Franklin Resources, Inc.	312,619
950	Franklin Street Properties Corp.(b)	11,656
8,075	Freddie Mac†	16,635
2,734	Fulton Financial Corp.	33,792
550	FXCM, Inc., Class A(a)	9,114
1,137	Gaming and Leisure Properties, Inc.(b)	33,360
5,115	General Growth Properties, Inc.	143,885
5,850	Genworth Financial, Inc., Class A†	49,725
1,152	Geo Group, Inc. (The)(b)	46,495
400	Getty Realty Corp.(a) (b)	7,284
900	Glacier Bancorp, Inc.	24,993
50	Gleacher & Co., Inc.	353
1,800	Glimcher Realty Trust(b)	24,732
5,638	Goldman Sachs Group, Inc. (The)	1,092,814
475	Golub Capital BDC, Inc.	8,517
550	Government Properties Income Trust(a) (b)	12,655
2,210	Gramercy Property Trust, Inc.(a) (b)	15,249
550	Green Dot Corp., Class A†	11,270
300	Greenhill & Co., Inc.	13,080

Shares		Value
Financials (continued)
200	Guaranty Bancorp(a)	$2,888
100	Hallmark Financial Services, Inc.†	1,209
927	Hancock Holding Co.	28,459
69	Hanmi Financial Corp.(a)	1,505
700	Hanover Insurance Group, Inc. (The)	49,924
5,525	Hartford Financial Services Group, Inc.	230,337
1,000	Hatteras Financial Corp.(b)	18,430
1,175	HCC Insurance Holdings, Inc.	62,886
6,150	HCP, Inc.(b)	270,785
4,462	Health Care REIT, Inc.(a)	337,640
1,175	Healthcare Realty Trust, Inc.(b)	32,101
1,025	HealthCare Trust of America† (b)	27,613
775	Hercules Technology Growth Capital, Inc.	11,532
50	Heritage Commerce Corp.	441
2,525	Hersha Hospitality Trust, Class A(b)	17,751
375	HFF, Inc., Class A	13,470
1,100	Highwoods Properties, Inc.	48,708
1,500	Hilltop Holdings, Inc.†(a)	29,925
670	Home BancShares, Inc.	21,547
800	Home Properties, Inc.(b)	52,480
1,000	Horace Mann Educators Corp.	33,180
1,850	Hospitality Properties Trust	57,350
9,974	Host Hotels & Resorts, Inc., Class REIT	237,082
544	Howard Hughes Corp. (The)†	70,949
5,676	Hudson City Bancorp, Inc.	57,441
700	Hudson Pacific Properties, Inc.(b)	21,042
9,351	Huntington Bancshares, Inc.	98,373
325	Iberiabank Corp.	21,076
85	Impac Mortgage Holdings, Inc.† (b)	527
300	Independent Bank Corp.	12,843
1,100	Inland Real Estate Corp.(b)	12,045
500	Interactive Brokers Group, Inc., Class A	14,580
1,517	Intercontinental Exchange, Inc.	332,663
700	International Bancshares Corp.	18,578
550	Intervest Bancshares Corp., Class A	5,528
500	INTL FCStone, Inc.†(a)	10,285
1,000	Invesco Mortgage Capital, Inc.(b)	15,460
5,525	Invesco, Ltd.	218,348
1,000	Investment Technology Group, Inc.†	20,820
1,838	Investors Bancorp, Inc.	20,632
1,800	Investors Real Estate Trust(a) (b)	14,706
1,564	iStar Financial, Inc.†(a) (b)	21,349
2,475	Janus Capital Group, Inc.(a)	39,922
500	Jones Lang LaSalle, Inc.	74,965
48,359	JPMorgan Chase & Co.	3,026,306
134	KCG Holdings, Inc., Class A†	1,561
600	Kearny Financial Corp.†(a)	8,250
650	Kemper Corp.	23,471
925	Kennedy-Wilson Holdings, Inc.	23,403
10,823	KeyCorp	150,440
1,300	Kilroy Realty Corp.(b)	89,791
5,550	Kimco Realty Corp.(b)	139,527
1,125	Kite Realty Group Trust(a) (b)	32,333
1,000	Lamar Advertising Co., Class A(b)	53,640
1,500	LaSalle Hotel Properties(b)	60,705
1,700	Legg Mason, Inc.	90,729
4,282	Leucadia National Corp.	96,002
1,626	Lexington Realty Trust, Class REIT(a) (b)	17,853
2,125	Liberty Property Trust(b)	79,964
3,175	Lincoln National Corp.	183,102
4,825	Loews Corp.	202,747
200	LPL Financial Holdings, Inc.(a)	8,910
350	LTC Properties, Inc.(a) (b)	15,110
1,472	M&T Bank Corp.(a)	184,913
2,151	Macerich Co. (The)(b)	179,415
1,500	Mack-Cali Realty Corp.(b)	28,590
1,000	Maiden Holdings, Ltd.(a)	12,790

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2014

Shares		Value
Financials (continued)
475	Main Street Capital Corp.(a)	$13,889
135	Markel Corp.†	92,183
350	MarketAxess Holdings, Inc.	25,099
6,920	Marsh & McLennan Cos., Inc.	396,101
865	MB Financial, Inc.	28,424
1,900	MBIA, Inc.†(a)	18,126
2,931	McGraw Hill Financial, Inc.	260,800
967	Meadowbrook Insurance Group, Inc.(a)	8,181
600	Medallion Financial Corp.(a)	6,006
1,500	Medical Properties Trust, Inc.(a) (b)	20,670
300	Mercury General Corp.	17,001
12,996	MetLife, Inc.	702,954
4,000	MFA Financial, Inc., Class REIT(b)	31,960
1,500	MGIC Investment Corp.†(a)	13,980
914	Mid-America Apartment Communities, Inc.	68,258
2,300	Monogram Residential Trust, Inc.(b)	21,298
400	Montpelier Re Holdings, Ltd.(a)	14,328
2,184	Moody's Corp.	209,249
20,725	Morgan Stanley	804,130
1,372	MSCI, Inc., Class A(a)	65,088
1,750	NASDAQ OMX Group, Inc. (The)	83,930
625	National Health Investors, Inc.(b)	43,725
400	National Interstate Corp.(a)	11,920
2,500	National Penn Bancshares, Inc.	26,313
1,200	National Retail Properties, Inc., Class REIT	47,244
4,300	Navient Corp.	92,923
500	NBT Bancorp, Inc.(a)	13,135
325	Nelnet, Inc., Class A	15,057
650	New Mountain Finance Corp.	9,711
1,462	New Residential Investment Corp.(b)	18,670
695	New Senior Investment Group, Inc.(b)	11,433
5,087	New York Community Bancorp, Inc.(a)	81,392
2,325	New York REIT, Inc.(b)	24,622
695	Newcastle Investment Corp.(a) (b)	3,121
3,150	Northern Trust Corp.	212,310
2,153	NorthStar Asset Management Group, Inc.	48,593
2,978	NorthStar Realty Finance Corp.(b)	52,353
875	Northwest Bancshares, Inc.	10,964
1,400	Oaktree Capital Group LLC, Class A(A)	72,562
1,475	Ocwen Financial Corp., Class Comdty (histrt)†(a)	22,273
432	OFG Bancorp(a)	7,193
1,500	Old National Bancorp	22,320
3,236	Old Republic International Corp.	47,343
400	Old Second Bancorp, Inc.†	2,148
1,275	Omega Healthcare Investors, Inc.(a) (b)	49,814
600	OneBeacon Insurance Group, Ltd., Class A	9,720
400	Oritani Financial Corp.	6,160
336	Outfront Media, Inc.(b)	9,031
1,267	PacWest Bancorp	57,598
1,800	Paramount Group, Inc.† (b)	33,462
187	Park National Corp.	16,546
1,100	Parkway Properties, Inc.(b)	20,229
625	PartnerRe, Ltd.	71,331
1,000	Pebblebrook Hotel Trust(b)	45,630
825	PennantPark Investment Corp.	7,862
825	Pennsylvania Real Estate Investment Trust(b)	19,355
775	PennyMac Mortgage Investment Trust(b)	16,345
4,347	People's United Financial, Inc.(a)	65,987
573	PHH Corp.†(a)	13,729
62	Phoenix, Inc.†	4,270
2,100	Piedmont Office Realty Trust, Inc., Class A(a) (b)	39,564

Shares		Value
Financials (continued)
900	Pinnacle Financial Partners, Inc.	$35,586
300	Piper Jaffray Cos.†(a)	17,427
200	Platinum Underwriters Holdings, Ltd.	14,684
2,184	Plum Creek Timber Co., Inc.(a) (b)	93,453
6,906	PNC Financial Services Group, Inc.	630,034
1,157	Popular, Inc.†	39,396
600	Post Properties, Inc.(b)	35,262
400	Potlatch Corp.	16,748
600	PRA Group, Inc.†(a)	34,758
200	Preferred Bank	5,578
600	Primerica, Inc.	32,556
3,050	Principal Financial Group, Inc.	158,417
1,222	PrivateBancorp, Inc., Class A	40,815
830	ProAssurance Corp.	37,475
6,775	Progressive Corp. (The)	182,857
6,660	Prologis, Inc.(b)	286,580
3,375	Prospect Capital Corp.(a)	27,878
800	Prosperity Bancshares, Inc.	44,288
1,000	Protective Life Corp.	69,650
1,500	Provident Financial Services, Inc.	27,090
6,056	Prudential Financial, Inc.	547,826
249	PS Business Parks, Inc.	19,805
1,955	Public Storage(b)	361,382
2,077	Pzena Investment Management, Inc., Class A(a)	19,648
2,145	Radian Group, Inc.	35,864
66	RAIT Financial Trust(b)	506
1,000	Ramco-Gershenson Properties Trust(b)	18,740
1,525	Raymond James Financial, Inc.	87,367
1,501	Rayonier, Inc.(a) (b)	41,938
2,500	Realty Income Corp., Class REIT(a) (b)	119,275
1,200	Redwood Trust, Inc.(a) (b)	23,640
1,325	Regency Centers Corp.(b)	84,509
16,506	Regions Financial Corp.	174,303
850	Reinsurance Group of America, Inc., Class A	74,477
400	RenaissanceRe Holdings, Ltd.(a)	38,888
400	Renasant Corp.	11,572
315	Republic Bancorp, Inc., Class A(a)	7,787
250	Resource America, Inc., Class A(a)	2,260
200	Resource Capital Corp.(a) (b)	1,008
725	Retail Opportunity Investments Corp.(a) (b)	12,173
725	Retail Properties of America, Inc., Class A	12,100
425	RLI Corp.(a)	20,995
1,500	RLJ Lodging Trust(b)	50,295
174	Rouse Properties, Inc.(a) (b)	3,222
825	Ryman Hospitality Properties, Inc.(a)	43,511
608	Sabra Health Care REIT, Inc.(b)	18,465
200	Saul Centers, Inc.(b)	11,438
150	Seacoast Banking Corp of Florida†(a) (B)	2,063
2,000	SEI Investments Co.	80,080
350	Select Income REIT(a) (b)	8,544
600	Selective Insurance Group, Inc.	16,302
2,750	Senior Housing Properties Trust(b)	60,803
606	Signature Bank†	76,332
152	Silver Bay Realty Trust Corp.(b)	2,517
200	Simmons First National Corp., Class A	8,130
4,193	Simon Property Group, Inc.	763,587
1,357	SL Green Realty Corp.(b)	161,510
4,300	SLM Corp.	43,817
500	Solar Capital, Ltd.	9,005
300	South State Corp.	20,124
300	Southside Bancshares, Inc.	8,673
50	Southwest Bancorp, Inc.	868
450	Sovran Self Storage, Inc.(b)	39,249
4,000	Spirit Realty Capital, Inc.(b)	47,560

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2014

Shares		Value
Financials (continued)
300	Springleaf Holdings, Inc., Class A†(a)	$10,851
500	St. Joe Co. (The)†(a)	9,195
450	STAG Industrial, Inc.(a) (b)	11,025
490	StanCorp Financial Group, Inc.	34,231
2,550	Starwood Property Trust, Inc.(b)	59,262
415	Starwood Waypoint Residential Trust(b)	10,944
400	State Auto Financial Corp.	8,888
5,665	State Street Corp.	444,703
1,113	Sterling Bancorp(a)	16,005
300	Stewart Information Services Corp.	11,112
640	Stifel Financial Corp.†	32,653
3,025	Strategic Hotels & Resorts, Inc.† (b)	40,021
50	Suffolk Bancorp(a)	1,136
1,050	Summit Hotel Properties, Inc.(b)	13,062
164	Sun Bancorp, Inc.†(a)	3,182
500	Sun Communities, Inc.(a) (b)	30,230
2,595	Sunstone Hotel Investors, Inc.(b)	42,843
7,105	SunTrust Banks, Inc.	297,700
1,728	Susquehanna Bancshares, Inc.	23,207
650	SVB Financial Group†	75,446
1,000	Symetra Financial Corp.	23,050
1,650	Synchrony Financial†	49,088
1,547	Synovus Financial Corp.	41,908
3,254	T Rowe Price Group, Inc.(a)	279,388
1,300	Tanger Factory Outlet Centers, Inc.	48,048
800	Taubman Centers, Inc.(b)	61,136
1,500	TCF Financial Corp.	23,835
3,853	TD Ameritrade Holding Corp.	137,860
50	Tejon Ranch Co.†	1,473
575	Terreno Realty Corp.(b)	11,862
384	Texas Capital Bancshares, Inc.†(a)	20,863
1,250	TFS Financial Corp.	18,606
300	Tompkins Financial Corp.	16,590
1,650	Torchmark Corp.	89,381
103	TowneBank(a)	1,557
4,422	Travelers Cos., Inc. (The)	468,069
90	Tree.com, Inc.†	4,351
350	Triangle Capital Corp.	7,102
409	Trico Bancshares	10,102
1,300	Trinity Place Holdings, Inc.†	8,190
1,208	TrustCo Bank Corp.	8,770
1,000	Trustmark Corp.(a)	24,540
4,125	Two Harbors Investment Corp.(b)	41,333
23,009	U.S. Bancorp	1,034,255
3,403	UDR, Inc., Class REIT(b)	104,880
400	UMB Financial Corp.	22,756
2,275	Umpqua Holdings Corp.	38,698
575	Union Bankshares Corp.(a)	13,846
832	United Bankshares, Inc.(a)	31,158
474	United Community Banks, Inc.	8,978
317	United Community Financial Corp.(a)	1,702
542	United Financial Bancorp, Inc.	7,783
300	United Fire Group, Inc.	8,919
375	United Security Bancshares†	2,044
200	Universal Health Realty Income Trust(a) (b)	9,624
2,832	Unum Group	98,780
500	Urstadt Biddle Properties, Inc., Class A(a) (b)	10,940
1,083	Validus Holdings, Ltd.	45,009
1,831	Valley National Bancorp(a)	17,779
3,915	Ventas, Inc.(b)	280,706
375	ViewPoint Financial Group, Inc.	8,944
48	Virtus Investment Partners, Inc.(a)	8,184
2,572	Vornado Realty Trust	302,750
2,250	Voya Financial, Inc.	95,355
1,187	W.R. Berkley Corp.	60,846

Shares		Value
Financials (continued)
1,125	Waddell & Reed Financial, Inc., Class A	$56,048
220	Walter Investment Management Corp.†(a)	3,632
1,333	Washington Federal, Inc.(a)	29,526
1,934	Washington Prime Group, Inc.(b)	33,303
1,250	Washington Real Estate Investment Trust(a) (b)	34,575
400	Washington Trust Bancorp, Inc.(a)	16,072
603	Waterstone Financial, Inc.(a)	7,929
1,100	Webster Financial Corp.	35,783
1,700	Weingarten Realty Investors(a) (b)	59,364
64,267	Wells Fargo & Co.	3,523,117
350	WesBanco, Inc.(a)	12,180
383	Westamerica Bancorporation(a)	18,775
1,150	Western Alliance Bancorp†	31,970
200	Westfield Financial, Inc.	1,468
80	White Mountains Insurance Group, Ltd.	50,409
700	Wilshire Bancorp, Inc.	7,091
500	Wintrust Financial Corp.	23,380
750	WisdomTree Investments, Inc.(a)	11,756
100	World Acceptance Corp.†(a)	7,945
2,280	Zions Bancorporation	65,003
		49,867,551
Health Care — 13.2%
300	Abaxis, Inc.	17,049
19,300	Abbott Laboratories	868,886
17,125	AbbVie, Inc.	1,120,660
350	ABIOMED, Inc.†	13,321
475	Acadia Healthcare Co., Inc.†(a)	29,075
625	ACADIA Pharmaceuticals, Inc.†(a)	19,844
300	Accretive Health, Inc.†(a)	2,058
375	Acorda Therapeutics, Inc.†(a)	15,326
2,989	Actavis PLC†	769,398
300	Aegerion Pharmaceuticals, Inc.†(a)	6,282
4,768	Aetna, Inc.	423,541
200	Affymetrix, Inc.†(a)	1,974
4,046	Agilent Technologies, Inc.	165,643
300	Agios Pharmaceuticals, Inc.†(a)	33,612
300	Air Methods Corp.†(a)	13,209
900	Akorn, Inc.†(a)	32,580
700	Albany Molecular Research, Inc.†(a)	11,396
850	Alere, Inc.†(a)	32,300
2,029	Alexion Pharmaceuticals, Inc.†	375,426
750	Align Technology, Inc.†	41,932
1,600	Alkermes PLC†	93,696
3,493	Allergan, Inc.	742,577
140	Alliance HealthCare Services, Inc.†	2,939
1,500	Allscripts Healthcare Solutions, Inc.†(a)	19,155
796	Alnylam Pharmaceuticals, Inc.†(a)	77,212
100	AMAG Pharmaceuticals, Inc.†(a)	4,262
201	Amedisys, Inc.†	5,899
600	American CareSource Holdings, Inc.†(a)	1,752
2,440	AmerisourceBergen Corp., Class A	219,990
8,596	Amgen, Inc.	1,369,257
300	Amicus Therapeutics, Inc.†	2,496
250	AMN Healthcare Services, Inc.†	4,900
400	Amsurg Corp., Class A†	21,892
475	Anacor Pharmaceuticals, Inc.†(a)	15,319
130	Analogic Corp.	10,999
300	ANI Pharmaceuticals, Inc.†	16,917
500	Anika Therapeutics, Inc.†	20,370
3,685	Anthem, Inc.	463,094
2,325	Arena Pharmaceuticals, Inc.†(a)	8,068
1,000	ARIAD Pharmaceuticals, Inc.†(a)	6,870
600	Arrowhead Research Corp.†(a)	4,428
45	Asterias Biotherapeutics, Inc.†	145
443	athenahealth, Inc.†(a)	64,545

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2014

Shares		Value
Health Care (continued)
500	Auxilium Pharmaceuticals, Inc.†(a)	$17,192
1,800	AVANIR Pharmaceuticals, Inc., Class A†(a)	30,510
7,138	Baxter International, Inc.	523,144
2,493	Becton Dickinson and Co.	346,926
200	Biodel, Inc.†(a)	266
2,581	Biogen Idec, Inc.†	876,120
1,475	BioMarin Pharmaceutical, Inc.†	133,340
300	Bio-Rad Laboratories, Inc., Class A†	36,168
500	Bio-Techne Corp.	46,200
286	Bluebird Bio, Inc.†	26,232
14,439	Boston Scientific Corp.†	191,317
21,825	Bristol-Myers Squibb Co.	1,288,330
2,194	Brookdale Senior Living, Inc., Class A†	80,454
1,500	Bruker Corp.†	29,430
925	C.R. Bard, Inc.	154,123
350	Cambrex Corp.†	7,567
350	Cantel Medical Corp.	15,141
100	Capital Senior Living Corp.†(a)	2,491
4,213	Cardinal Health, Inc.	340,115
325	Cardiovascular Systems, Inc.†(a)	9,776
2,593	CareFusion Corp.†	153,869
550	Catalent, Inc.†	15,334
2,785	Catamaran Corp.†	144,124
10,314	Celgene Corp.†	1,153,724
927	Celldex Therapeutics, Inc.†(a)	16,918
630	Centene Corp.†	65,425
500	Cepheid, Inc.†(a)	27,070
3,350	Cerner Corp.†	216,611
500	Charles River Laboratories International, Inc.†	31,820
136	Chemed Corp.	14,371
3,363	Cigna Corp.	346,086
300	Clovis Oncology, Inc.†(a)	16,800
1,332	Community Health Systems, Inc.†	71,821
100	Computer Programs & Systems, Inc.(a)	6,075
300	CONMED Corp.	13,488
500	Cooper Cos., Inc. (The)(a)	81,045
650	Covance, Inc.†	67,496
226	CTI BioPharma Corp.†	533
800	Cubist Pharmaceuticals, Inc.†(a)	80,520
300	Cyberonics, Inc.†	16,704
91	Cynosure, Inc., Class A†	2,495
2,208	DaVita HealthCare Partners, Inc.†	167,234
1,900	DENTSPLY International, Inc.	101,213
675	Depomed, Inc.†	10,874
950	DexCom, Inc.†	52,297
1,175	Dyax Corp.†	16,520
1,100	Edwards Lifesciences Corp.†	140,118
12,645	Eli Lilly & Co.	872,379
793	Emergent Biosolutions, Inc.†(a)	21,593
1,100	Endo International PLC†(a)	79,332
700	Endologix, Inc.†(a)	10,703
300	Ensign Group, Inc. (The)	13,317
625	Envision Healthcare Holdings, Inc.†(a)	21,681
775	Exact Sciences Corp.†(a)	21,266
800	Exelixis, Inc.†(a)	1,152
9,715	Express Scripts Holding Co.†	822,569
100	Five Star Quality Care, Inc.†	415
500	Galena Biopharma, Inc.†(a)	755
500	Genomic Health, Inc.†(a)	15,985
50	Gentiva Health Services, Inc.†	952
1,100	Geron Corp.†(a)	3,575
16,164	Gilead Sciences, Inc.†(a)	1,523,619
300	Greatbatch, Inc.†	14,790
550	Haemonetics Corp.†(a)	20,581

Shares		Value
Health Care (continued)
1,700	Halozyme Therapeutics, Inc.†(a)	$16,405
597	Halyard Health, Inc.†(a)	27,146
350	Hanger, Inc.†(a)	7,665
500	HCA Holdings, Inc.†	36,695
1,000	Health Net, Inc.†	53,530
1,100	HealthSouth Corp.	42,306
170	HeartWare International, Inc.†(a)	12,483
872	Henry Schein, Inc.†(a)	118,723
600	Hill-Rom Holdings, Inc.	27,372
925	HMS Holdings Corp.†(a)	19,555
2,452	Hologic, Inc.†(a)	65,566
1,125	Horizon Pharma PLC†	14,501
2,040	Hospira, Inc.†	124,950
1,876	Humana, Inc.	269,450
200	ICU Medical, Inc.†	16,380
509	IDEXX Laboratories, Inc.†	75,469
1,462	Illumina, Inc.†	269,856
1,000	ImmunoGen, Inc.†	6,100
1,000	Impax Laboratories, Inc.†	31,670
825	IMS Health Holdings, Inc.†	21,153
2,200	Incyte Corp., Ltd.†	160,842
600	Infinity Pharmaceuticals, Inc.†	10,134
475	Insulet Corp.†	21,878
300	Integra LifeSciences Holdings Corp.†	16,269
137	Intercept Pharmaceuticals, Inc.†(a)	21,372
400	Intrexon Corp.†(a)	11,012
365	Intuitive Surgical, Inc.†	193,063
300	IPC The Hospitalist Co., Inc.†(a)	13,767
1,000	Ironwood Pharmaceuticals, Inc., Class A†(a)	15,320
1,000	Isis Pharmaceuticals, Inc.†(a)	61,740
35,858	Johnson & Johnson	3,749,671
975	Keryx Biopharmaceuticals, Inc.†(a)	13,796
575	Kindred Healthcare, Inc.	10,454
300	Kite Pharma, Inc.†	17,301
1,075	Laboratory Corp. of America Holdings†	115,993
300	Lannett Co., Inc.†	12,864
600	LHC Group, Inc.†	18,708
565	LifePoint Hospitals, Inc.†	40,629
316	Ligand Pharmaceuticals, Inc., Class B†(a)	16,814
400	Magellan Health, Inc.†	24,012
513	Mallinckrodt PLC†(a)	50,802
2,975	MannKind Corp.†(a)	15,515
600	Masimo Corp.†(a)	15,804
2,986	McKesson Corp.	619,834
400	MedAssets, Inc.†	7,904
650	Medicines Co. (The)†(a)	17,986
500	Medidata Solutions, Inc.†(a)	23,875
847	Medivation, Inc.†	84,370
1,200	MEDNAX, Inc.†	79,332
12,372	Medtronic, Inc.(a)	893,258
34,580	Merck & Co., Inc.	1,963,798
100	Merge Healthcare, Inc.†	356
375	Meridian Bioscience, Inc.	6,172
300	Mettler-Toledo International, Inc.†	90,738
600	MGC Diagnostics Corp.†	3,840
1,175	MiMedx Group, Inc.†	13,548
600	Molina Healthcare, Inc.†(a)	32,118
200	Momenta Pharmaceuticals, Inc.†	2,408
136	MWI Veterinary Supply, Inc.†(a)	23,108
4,575	Mylan, Inc.†(a)	257,893
800	Myriad Genetics, Inc.†(a)	27,248
300	National Healthcare Corp.	18,852
375	Natus Medical, Inc.†	13,515
950	Nektar Therapeutics†	14,725

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2014

Shares		Value
Health Care (continued)
350	Neogen Corp.†	$17,356
800	Neurocrine Biosciences, Inc.†(a)	17,872
300	NewLink Genetics Corp.†(a)	11,925
2,150	Novavax, Inc.†(a)	12,750
775	NPS Pharmaceuticals, Inc.†	27,722
1,000	NuVasive, Inc.†	47,160
1,000	NxStage Medical, Inc.†	17,930
128	Oculus Innovative Sciences, Inc.†(a)	183
1,000	Omnicare, Inc.(a)	72,930
375	Omnicell, Inc.†	12,420
300	Ophthotech Corp.†	13,461
3,000	OPKO Health, Inc.†(a)	29,970
750	Orexigen Therapeutics, Inc.†(a)	4,545
300	Orthofix International NV†	9,018
700	Owens & Minor, Inc.	24,577
375	Pacira Pharmaceuticals, Inc.†	33,248
6	Paratek Pharmaceuticals, Inc.	231
600	PAREXEL International Corp.†(a)	33,336
950	Patterson Cos., Inc.(a)	45,695
800	PDI, Inc.†	1,432
1,100	PDL BioPharma, Inc.(a)	8,481
1,517	PerkinElmer, Inc.	66,339
5	Pernix Therapeutics Holdings, Inc.†	47
81,487	Pfizer, Inc.	2,538,320
825	Pharmacyclics, Inc.†(a)	100,865
381	PharMerica Corp.†	7,891
400	Pozen, Inc.†	3,200
350	Premier, Inc., Class A†	11,736
650	Prestige Brands Holdings, Inc.†(a)	22,568
800	Progenics Pharmaceuticals, Inc.†(a)	6,048
200	Providence Service Corp. (The)†(a)	7,288
354	Puma Biotechnology, Inc.†(a)	67,002
575	Quality Systems, Inc.	8,964
1,875	Quest Diagnostics, Inc.(a)	125,738
300	Quidel Corp.†	8,676
750	Quintiles Transnational Holdings, Inc.†(a)	44,153
675	Raptor Pharmaceutical Corp.†(a)	7,101
100	Receptos, Inc.†	12,251
897	Regeneron Pharmaceuticals, Inc.†(a)	367,994
1,800	ResMed, Inc.(a)	100,908
1,600	Rigel Pharmaceuticals, Inc.†(a)	3,632
418	RTI Surgical, Inc.†(a)	2,174
600	Sagent Pharmaceuticals, Inc.†(a)	15,066
700	Salix Pharmaceuticals, Ltd.†(a)	80,458
300	Sangamo BioSciences, Inc.†	4,563
400	Sarepta Therapeutics, Inc.†(a)	5,788
925	Seattle Genetics, Inc.†(a)	29,720
1,000	Select Medical Holdings Corp.(a)	14,400
1,500	Sequenom, Inc.†(a)	5,550
600	Simulations Plus, Inc.	4,008
650	Sirona Dental Systems, Inc.†	56,791
700	Skilled Healthcare Group, Inc., Class A†(a)	5,999
475	Spectranetics Corp.†(a)	16,426
3,450	St. Jude Medical, Inc.	224,354
650	STERIS Corp.(a)	42,153
4,491	Stryker Corp.	423,636
50	Symmetry Surgical, Inc.†	390
303	Synageva BioPharma Corp.†(a)	28,115
400	Synta Pharmaceuticals Corp.†(a)	1,060
1,000	Team Health Holdings, Inc.†	57,530
500	Teleflex, Inc.(a)	57,410
1,231	Tenet Healthcare Corp.†(a)	62,375
300	Tetraphase Pharmaceuticals, Inc.†	11,913
285	Theravance Biopharma, Inc.†(a)	4,252
1,000	Theravance, Inc.	14,150

Shares		Value
Health Care (continued)
5,256	Thermo Fisher Scientific, Inc.	$658,524
600	Thoratec Corp.†(a)	19,476
600	Triple-S Management Corp., Class B†(a)	14,346
600	United Therapeutics Corp.†(a)	77,694
12,282	UnitedHealth Group, Inc.	1,241,587
500	Universal American Corp.†(a)	4,640
1,100	Universal Health Services, Inc., Class B	122,386
1,200	Varian Medical Systems, Inc.†(a)	103,812
825	VCA, Inc.†	40,235
425	Veeva Systems, Inc., Class A†	11,224
17	Venaxis, Inc.†	30
2,514	Vertex Pharmaceuticals, Inc.†	298,663
500	Volcano Corp.†(a)	8,940
1,100	Waters Corp.†	123,992
450	WellCare Health Plans, Inc.†	36,927
650	West Pharmaceutical Services, Inc.	34,606
750	Wright Medical Group, Inc.†(a)	20,153
2,271	Zimmer Holdings, Inc.	257,577
1,250	Zoetis, Inc., Class A	53,788
		36,129,842
Industrials — 11.2%
1,423	3D Systems Corp.†(a)	46,774
8,203	3M Co.	1,347,917
525	AAON, Inc.	11,755
375	AAR Corp.	10,417
500	ABM Industries, Inc.	14,325
300	Acacia Research Corp.	5,082
453	ACCO Brands Corp.†	4,082
300	Acme United Corp.(a)	5,997
590	Actuant Corp., Class A	16,072
500	Acuity Brands, Inc.	70,035
2,375	ADT Corp.(a)	86,046
375	Advisory Board Co. (The)†	18,367
1,427	AECOM Technology Corp.†(a)	43,338
1,150	AGCO Corp.(a)	51,980
1,000	Air Lease Corp., Class A	34,310
1,200	Aircastle, Ltd.(a)	25,644
1,434	Alaska Air Group, Inc.	85,696
400	Albany International Corp., Class A	15,196
153	Allegiant Travel Co., Class A	23,000
350	Alliant Techsystems, Inc.(a)	40,688
325	Allison Transmission Holdings, Inc.	11,018
300	Altra Industrial Motion Corp.(a)	8,517
100	AMERCO	28,426
9,311	American Airlines Group, Inc.	499,349
300	American Railcar Industries, Inc.(a)	15,450
3,012	AMETEK, Inc.	158,522
3,275	AMR Corp., Escrow†	—
1,500	AMREP Corp.†(a)	5,760
950	AO Smith Corp.	53,590
500	Apogee Enterprises, Inc.	21,185
425	Applied Industrial Technologies, Inc.(a)	19,376
300	ArcBest Corp.	13,911
200	Armstrong World Industries, Inc.†(a)	10,224
200	Astec Industries, Inc.	7,862
300	Astronics Corp.†	16,593
300	Atlas Air Worldwide Holdings, Inc.†(a)	14,790
1,292	Avis Budget Group, Inc.†	85,698
600	AZZ, Inc.	28,152
1,234	B/E Aerospace, Inc.†	71,597
1,437	Babcock & Wilcox Co. (The)(a)	43,541
600	Barnes Group, Inc.	22,206
500	Beacon Roofing Supply, Inc.†	13,900
500	Blount International, Inc.†	8,785
900	BlueLinx Holdings, Inc.†	1,044
8,843	Boeing Co. (The)	1,149,413

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2014

Shares		Value
Industrials (continued)
445	Brady Corp., Class A	$12,166
450	Briggs & Stratton Corp.(a)	9,189
450	Brink's Co. (The)(a)	10,984
450	Builders FirstSource, Inc.†	3,091
623	Carlisle Cos., Inc.	56,220
100	Casella Waste Systems, Inc., Class A†(a)	404
7,936	Caterpillar, Inc.	726,382
1,300	CBIZ, Inc.†(a)	11,128
400	CDI Corp.(a)	7,084
400	Ceco Environmental Corp.(a)	6,216
300	Celadon Group, Inc.(a)	6,807
800	Cenveo, Inc.†(a)	1,680
1,825	CH Robinson Worldwide, Inc.(a)	136,674
400	Chart Industries, Inc.†	13,680
77	Chicago Bridge & Iron Co. NV(a)	3,232
1,032	Cintas Corp.	80,950
184	CIRCOR International, Inc.	11,092
1,000	Civeo Corp.	4,110
400	CLARCOR, Inc.(a)	26,656
540	Clean Harbors, Inc.†(a)	25,947
1,425	Colfax Corp.†	73,487
400	Columbus McKinnon Corp.	11,216
900	Comfort Systems USA, Inc.	15,408
300	Commercial Vehicle Group, Inc.†	1,998
550	Con-way, Inc.	27,049
1,400	Copart, Inc.†	51,086
306	Corporate Executive Board Co. (The)	22,194
1,750	Covanta Holding Corp.	38,517
100	Covenant Transportation Group, Inc., Class A†	2,711
625	Crane Co.	36,687
12,350	CSX Corp.	447,440
300	Cubic Corp.	15,792
2,162	Cummins, Inc.	311,696
600	Curtiss-Wright Corp.	42,354
7,538	Danaher Corp.	646,082
4,255	Deere & Co.(a)	376,440
11,325	Delta Air Lines, Inc.	557,077
500	Deluxe Corp.	31,125
825	DigitalGlobe, Inc.†(a)	25,550
1,525	Donaldson Co., Inc.(a)	58,911
2,118	Dover Corp.	151,903
500	Dun & Bradstreet Corp.	60,480
100	DXP Enterprises, Inc.†(a)	5,053
350	Dycom Industries, Inc.†(a)	12,281
400	Dynamic Materials Corp.(a)	6,408
5	Eagle Bulk Shipping, Inc.†	73
6,571	Eaton Corp. PLC	446,565
800	EMCOR Group, Inc.	35,592
9,003	Emerson Electric Co.	555,755
700	Empire Resources, Inc.(a)	3,346
550	Encore Wire Corp.	20,531
500	Energy Recovery, Inc.†(a)	2,635
500	EnerSys, Inc.	30,860
179	Engility Holdings, Inc.†	7,661
50	Ennis, Inc.	674
178	EnPro Industries, Inc.†	11,171
1,493	Equifax, Inc.	120,739
200	ESCO Technologies, Inc.	7,380
290	Esterline Technologies Corp.†(a)	31,807
2,200	Exelis, Inc.	38,566
2,425	Expeditors International of Washington, Inc.	108,179
135	Exponent, Inc.	11,138
3,600	Fastenal Co.(a)	171,216
1,000	Federal Signal Corp.	15,440
3,132	FedEx Corp.	543,903

Shares		Value
Industrials (continued)
1,515	Flowserve Corp.	$90,642
1,686	Fluor Corp.	102,222
1,900	Fortune Brands Home & Security, Inc.(a)	86,013
300	Forward Air Corp.	15,111
600	Franklin Electric Co., Inc.	22,518
500	FreightCar America, Inc.	13,155
600	FTI Consulting, Inc.†	23,178
700	Fuel Tech, Inc.†	2,681
500	FuelCell Energy, Inc.†(a)	770
300	Furmanite Corp.†	2,346
300	G&K Services, Inc., Class A	21,255
500	GATX Corp.	28,770
1,500	GenCorp, Inc.†	27,450
625	General Cable Corp.(a)	9,312
3,388	General Dynamics Corp.	466,257
129,896	General Electric Co.	3,282,472
585	Genessee & Wyoming, Inc., Class A†	52,603
507	Gorman-Rupp Co. (The)(a)	16,285
662	Graco, Inc.	53,079
1,350	GrafTech International, Ltd.†	6,831
400	Granite Construction, Inc.	15,208
1,500	Great Lakes Dredge & Dock Corp.	12,840
550	Greenbrier Cos., Inc.(a)	29,551
350	Griffon Corp.(a)	4,655
325	H&E Equipment Services, Inc.(a)	9,129
850	Hardinge, Inc.	10,132
1,200	Harsco Corp.	22,668
1,500	Hawaiian Holdings, Inc.†(a)	39,075
775	HD Supply Holdings, Inc.†	22,855
725	Healthcare Services Group, Inc.(a)	22,424
625	Heartland Express, Inc.(a)	16,881
300	HEICO Corp., Class A	14,208
200	Heidrick & Struggles International, Inc.	4,610
600	Herman Miller, Inc.	17,658
2,150	Hertz Global Holdings, Inc.†	53,621
1,550	Hexcel Corp.†(a)	64,310
300	Hill International, Inc.†	1,152
400	HNI Corp.(a)	20,424
10,659	Honeywell International, Inc.	1,065,047
350	Hub Group, Inc., Class A†(a)	13,328
538	Hubbell, Inc., Class B	57,475
525	Huntington Ingalls Industries, Inc.	59,042
400	Hurco Cos., Inc.	13,636
200	Huron Consulting Group, Inc.†(a)	13,678
118	Hyster-Yale Materials Handling, Inc.	8,638
975	IDEX Corp.(a)	75,894
794	IHS, Inc., Class A†	90,421
4,420	Illinois Tool Works, Inc.	418,574
875	Industrial Services of America, Inc.†	5,171
500	InnerWorkings, Inc.†	3,895
100	Innovative Solutions & Support, Inc.†	318
336	Insperity, Inc.(a)	11,387
500	Integrated Electrical Services, Inc.†(a)	3,900
1,300	Interface, Inc., Class A	21,411
400	International Shipholding Corp.(a)	5,960
400	Intersections, Inc.(a)	1,564
2,247	Iron Mountain, Inc.(a) (b)	86,869
1,100	ITT Corp.	44,506
1,725	Jacobs Engineering Group, Inc.†	77,090
1,075	JB Hunt Transport Services, Inc.(a)	90,569
2,525	JetBlue Airways Corp.†(a)	40,046
251	John Bean Technologies Corp.	8,248
1,375	Joy Global, Inc.(a)	63,965
200	Kadant, Inc.	8,538
300	Kaman Corp.(a)	12,027
1,352	Kansas City Southern	164,985
1,000	KAR Auction Services, Inc.	34,650

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2014

Shares		Value
Industrials (continued)
1,550	KBR, Inc.(a)	$26,273
400	Kelly Services, Inc., Class A(a)	6,808
800	Kennametal, Inc.	28,632
150	Kforce, Inc.(a)	3,620
700	Kimball International, Inc., Class B	6,384
600	Kirby Corp.†	48,444
617	KLX, Inc.†(a)	25,451
762	Knight Transportation, Inc.(a)	25,649
500	Knoll, Inc.	10,585
525	Korn/Ferry International†	15,099
10	Kratos Defense & Security Solutions, Inc.†(a)	50
1,075	L-3 Communications Holdings, Inc., Class 3	135,676
600	Landstar System, Inc.(a)	43,518
600	Layne Christensen Co.†(a)	5,724
657	Lennox International, Inc.	62,461
1,000	Lincoln Electric Holdings, Inc.	69,090
200	Lindsay Corp.	17,148
100	LMI Aerospace, Inc.†(a)	1,410
3,844	Lockheed Martin Corp.	740,239
700	LSI Industries, Inc.(a)	4,753
1,600	Manitowoc Co., Inc. (The)(a)	35,360
1,002	Manpowergroup, Inc.	68,306
150	Marten Transport, Ltd.	3,279
3,825	Masco Corp.	96,390
1,000	MasTec, Inc.†(a)	22,610
450	Matson, Inc.	15,534
300	McGrath RentCorp(a)	10,758
1,550	Meritor, Inc.†(a)	23,482
300	MFRI, Inc.†	2,103
728	Middleby Corp.†	72,145
406	Mobile Mini, Inc.(a)	16,447
325	Moog, Inc., Class A†	24,060
350	MSA Safety, Inc.	18,582
508	MSC Industrial Direct Co., Inc., Class A(a)	41,275
600	Mueller Industries, Inc.	20,484
1,900	Mueller Water Products, Inc., Class A	19,456
300	Multi-Color Corp.	16,626
200	NACCO Industries, Inc., Class A	11,872
1,500	Navigant Consulting, Inc.†	23,055
1,000	Navistar International Corp.†(a)	33,480
500	NCI Building Systems, Inc.†	9,260
600	Nordson Corp.	46,776
3,935	Norfolk Southern Corp.(a)	431,315
162	Nortek, Inc.†(a)	13,175
2,628	Northrop Grumman Corp.	387,341
1,299	NOW, Inc.†(a)	33,423
900	Old Dominion Freight Line, Inc.†	69,876
550	On Assignment, Inc.†	18,255
575	Orbital Sciences Corp.†	15,462
500	Orion Energy Systems, Inc.†	2,750
1,000	Oshkosh Corp.(a)	48,650
1,550	Owens Corning(a)	55,506
4,380	PACCAR, Inc.(a)	297,884
1,380	Pall Corp.(a)	139,670
1,807	Parker Hannifin Corp.	233,013
2,325	Pentair PLC(a)	154,426
2,125	Pitney Bowes, Inc.(a)	51,786
2,075	Plug Power, Inc.†(a)	6,225
300	Polypore International, Inc.†	14,115
250	PowerSecure International, Inc.†(a)	2,912
1,864	Precision Castparts Corp.	449,000
475	Primoris Services Corp.	11,039
1,000	Quanex Building Products Corp.(a)	18,780

Shares		Value
Industrials (continued)
2,750	Quanta Services, Inc.†	$78,073
600	Raven Industries, Inc.(a)	15,000
4,016	Raytheon Co.	434,411
300	RBC Bearings, Inc.(a)	19,359
400	Regal-Beloit Corp.	30,080
1,500	Republic Airways Holdings, Inc.†	21,885
3,518	Republic Services, Inc., Class A	141,600
200	Resources Connection, Inc.	3,290
325	Rexnord Corp.†	9,168
350	Roadrunner Transportation Systems, Inc.†	8,173
1,700	Robert Half International, Inc.	99,246
1,784	Rockwell Automation, Inc.(a)	198,381
1,425	Rockwell Collins, Inc.	120,384
1,050	Rollins, Inc.	34,755
1,222	Roper Industries, Inc.	191,060
1,000	RPX Corp., Class Comdty (histrt)†	13,780
1,850	RR Donnelley & Sons Co.	31,089
375	Rush Enterprises, Inc., Class A†	12,019
534	Ryder System, Inc.	49,582
225	Saia, Inc.†	12,456
300	SIFCO Industries, Inc.(a)	8,745
400	Simpson Manufacturing Co., Inc.	13,840
1,100	SkyWest, Inc.	14,608
700	Snap-on, Inc.	95,718
300	SolarCity Corp.†(a)	16,044
7,474	Southwest Airlines Co.	316,300
1,925	Spirit AeroSystems Holdings, Inc., Class A†	82,852
100	Spirit Airlines, Inc.†	7,558
584	SPX Corp.	50,177
270	Standard Register Co.†(a)	880
50	Standex International Corp.	3,863
1,000	Steelcase, Inc., Class A	17,950
1,116	Stericycle, Inc.†	146,285
300	Sun Hydraulics Corp.	11,814
1,000	Swift Transportation Co., Class A†(a)	28,630
500	TAL International Group, Inc.(a)	21,785
650	Taser International, Inc.†(a)	17,212
500	Team, Inc.†	20,230
500	Tecumseh Products Co.†	1,545
333	Teledyne Technologies, Inc.†	34,212
250	Tennant Co.	18,042
1,300	Terex Corp.(a)	36,244
743	Tetra Tech, Inc.	19,838
700	Textainer Group Holdings, Ltd.	24,024
3,275	Textron, Inc.	137,910
1,100	Timken Co.	46,948
312	Titan International, Inc.(a)	3,317
600	Toro Co. (The)	38,286
700	Towers Watson & Co., Class A(a)	79,219
600	TransDigm Group, Inc.(a)	117,810
100	TRC Cos., Inc.†	634
600	Trex Co., Inc.†(a)	25,548
475	TriMas Corp.†	14,863
1,800	Trinity Industries, Inc.(a)	50,418
556	Triumph Group, Inc.	37,374
800	TrueBlue, Inc.†	17,800
500	Tutor Perini Corp.†	12,035
400	Twin Disc, Inc.(a)	7,944
200	Ultralife Corp.†	626
200	UniFirst Corp.	24,290
10,961	Union Pacific Corp.	1,305,784
4,230	United Continental Holdings, Inc.†	282,945
9,067	United Parcel Service, Inc., Class B	1,007,978
1,277	United Rentals, Inc.†	130,267
350	United Stationers, Inc.	14,756

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2014

Shares		Value
Industrials (continued)
11,787	United Technologies Corp.	$1,355,505
300	Universal Forest Products, Inc.	15,960
500	US Ecology, Inc.(a)	20,060
1,075	USG Corp.†(a)	30,089
900	UTi Worldwide, Inc.†(a)	10,863
259	Valmont Industries, Inc.(a)	32,893
122	Vectrus, Inc.†(a)	3,343
1,800	Verisk Analytics, Inc., Class A†(a)	115,290
97	Veritiv Corp.†	5,031
400	Viad Corp.	10,664
300	Vicor Corp.†(a)	3,630
750	Volt Information Sciences, Inc.†(a)	7,973
50	Wabash National Corp.†	618
691	WABCO Holdings, Inc.†	72,403
1,159	Wabtec Corp.	100,706
1,462	Waste Connections, Inc.	64,313
5,650	Waste Management, Inc.	289,958
328	Watsco, Inc.	35,096
300	Watts Water Technologies, Inc., Class A	19,032
250	Werner Enterprises, Inc.(a)	7,788
600	WESCO International, Inc.†(a)	45,726
425	West Corp.	14,025
800	Woodward, Inc.	39,384
785	WW Grainger, Inc.(a)	200,089
655	XPO Logistics, Inc.†(a)	26,777
2,200	Xylem, Inc.	83,754
		30,679,547
Information Technology — 18.8%
1,185	ACI Worldwide, Inc.†	23,901
6,088	Activision Blizzard, Inc.(a)	122,673
100	Actua Corporation†(a)	1,847
800	Acxiom Corp.†	16,216
600	ADDvantage Technologies Group, Inc.†(a)	1,464
6,162	Adobe Systems, Inc.†	447,977
600	ADTRAN, Inc.(a)	13,080
700	Advanced Energy Industries, Inc.†	16,590
6,750	Advanced Micro Devices, Inc.†(a)	18,022
1,000	Advent Software, Inc.	30,640
500	Aehr Test Systems†	1,275
500	Agilysys, Inc.†(a)	6,295
2,259	Akamai Technologies, Inc.†	142,227
708	Alliance Data Systems Corp.†	202,523
4,000	Altera Corp.	147,760
1,050	Amkor Technology, Inc.†	7,455
3,250	Amphenol Corp., Class A	174,882
3,550	Analog Devices, Inc.	197,096
285	Anixter International, Inc.†	25,211
922	ANSYS, Inc.†	75,604
1,016	AOL, Inc.†	46,909
75,063	Apple, Inc.	8,285,454
14,208	Applied Materials, Inc.	354,063
1,500	Applied Micro Circuits Corp.†(a)	9,780
1,529	ARRIS Group, Inc.†	46,161
1,150	Arrow Electronics, Inc.†	66,573
1,500	Aruba Networks, Inc.†	27,270
1,000	Aspen Technology, Inc.†	35,020
100	Astea International, Inc.†	175
5,250	Atmel Corp.†	44,074
2,850	Autodesk, Inc.†	171,171
6,114	Automatic Data Processing, Inc.	509,724
1,778	Aviat Networks, Inc.†(a)	2,667
1,575	Avnet, Inc.	67,756
1,000	AVX Corp.	14,000
289	Axcelis Technologies, Inc.†	740
200	Badger Meter, Inc.	11,870

Shares		Value
Information Technology (continued)
300	Bel Fuse, Inc., Class B	$8,202
400	Belden, Inc.	31,524
1,150	Benchmark Electronics, Inc.†	29,256
298	Black Box Corp.	7,122
300	Blackbaud, Inc.	12,978
460	Blackhawk Network Holdings, Inc., Class B†(a)	17,337
250	Blucora, Inc.†(a)	3,462
1,000	Booz Allen Hamilton Holding Corp., Class A	26,530
375	Bottomline Technologies, Inc.†(a)	9,480
6,765	Broadcom Corp., Class A	293,127
1,550	Broadridge Financial Solutions, Inc.	71,579
5,075	Brocade Communications Systems, Inc.	60,088
106	Brooks Automation, Inc.	1,351
100	BTU International, Inc.†(a)	329
4,322	CA, Inc.	131,605
100	Cabot Microelectronics Corp.†	4,732
199	CACI International, Inc., Class A†	17,150
3,177	Cadence Design Systems, Inc.†(a)	60,268
400	CalAmp Corp.†(a)	7,320
175	Calix, Inc.†	1,753
200	Callidus Software, Inc.†	3,266
475	Cardtronics, Inc.†(a)	18,325
200	Cascade Microtech, Inc.†	2,922
500	Cavium, Inc.†(a)	30,910
1,990	CDK Global, Inc.	81,112
300	CDW Corp.	10,551
900	CIBER, Inc.†	3,195
997	Ciena Corp.†(a)	19,352
200	Cinedigm Corp., Class A†(a)	324
400	Cirrus Logic, Inc.†(a)	9,428
66,148	Cisco Systems, Inc.	1,839,907
2,275	Citrix Systems, Inc.†	145,145
1,000	Cognex Corp.†	41,330
7,848	Cognizant Technology Solutions Corp., Class A†	413,276
400	Coherent, Inc.†	24,288
1,150	CommScope Holding Co., Inc.†	26,254
375	CommVault Systems, Inc.†(a)	19,384
1,655	Computer Sciences Corp.(a)	104,348
–	Compuware Corp.(a)	—
400	comScore, Inc.†	18,572
100	Comtech Telecommunications Corp.	3,152
300	Comverse, Inc.†	5,634
400	Constant Contact, Inc.†	14,680
1,300	Convergys Corp.(a)	26,481
1,152	CoreLogic, Inc.†	36,392
500	Cornerstone OnDemand, Inc.†(a)	17,600
16,444	Corning, Inc.	377,061
425	CoStar Group, Inc.†(a)	78,043
284	Covisint Corp.†(a)	753
425	Cray, Inc.†(a)	14,654
1,200	Cree, Inc.†(a)	38,664
200	Crexendo, Inc.†(a)	368
378	CSG Systems International, Inc.	9,476
100	CTS Corp.	1,783
1,625	Cypress Semiconductor Corp.(a)	23,205
800	Daktronics, Inc.	10,008
600	Datalink Corp.†	7,740
500	Dealertrack Technologies, Inc.†	22,155
300	Demandware, Inc.†(a)	17,262
388	Dice Holdings, Inc.†	3,884
650	Diebold, Inc.(a)	22,516
51	Digital Ally, Inc.†	781
700	Digital River, Inc.†(a)	17,311

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2014

Shares		Value
Information Technology (continued)
300	Diodes, Inc.†	$8,271
600	Dolby Laboratories, Inc., Class A	25,872
400	DST Systems, Inc.	37,660
1,421	EarthLink Holdings Corp.	6,238
15,575	eBay, Inc.†	874,069
331	Ebix, Inc.(a)	5,624
150	Echelon Corp.†(a)	255
700	EchoStar Corp., Class A†	36,750
100	Electro Scientific Industries, Inc.	776
3,575	Electronic Arts, Inc.†	168,079
729	Electronics For Imaging, Inc.†	31,223
350	Ellie Mae, Inc.†(a)	14,112
26,979	EMC Corp.	802,355
125	Emcore Corp.†	663
1,000	Emulex Corp.†(a)	5,670
300	EnerNOC, Inc.†(a)	4,635
1,836	Entegris, Inc.†	24,254
325	Envestnet, Inc.†(a)	15,970
300	EPAM Systems, Inc.†	14,325
1,500	Epiq Systems, Inc.	25,620
616	Equinix, Inc.	139,666
400	Euronet Worldwide, Inc.†	21,960
500	Exar Corp.†(a)	5,100
200	Extreme Networks, Inc.†	706
968	F5 Networks, Inc.†	126,290
28,469	Facebook, Inc., Class A†	2,221,151
550	FactSet Research Systems, Inc.	77,412
200	Fair Isaac Corp.	14,460
1,250	Fairchild Semiconductor International, Inc., Class A†	21,100
900	FalconStor Software, Inc.†	1,206
200	FARO Technologies, Inc.†(a)	12,536
406	FEI Co.(a)	36,682
3,235	Fidelity National Information Services, Inc.	201,217
1,200	Finisar Corp.†(a)	23,292
600	FireEye, Inc.†	18,948
700	First Solar, Inc.†	31,216
3,246	Fiserv, Inc.†	230,369
450	FleetCor Technologies, Inc.†	66,919
1,500	FLIR Systems, Inc.	48,465
350	FormFactor, Inc.†	3,010
255	Forrester Research, Inc.	10,037
1,675	Fortinet, Inc.†	51,355
1,000	Freescale Semiconductor, Ltd.†(a)	25,230
1,100	Gartner, Inc.†	92,631
2,100	Genpact, Ltd.†	39,753
102	GigOptix, Inc.†	122
1,850	Global Cash Access Holdings, Inc.†	13,228
725	Global Payments, Inc.	58,529
400	Glu Mobile, Inc.†	1,560
7,112	Google, Inc., Class C†	3,743,757
200	Guidance Software, Inc.†(a)	1,450
300	Guidewire Software, Inc.†	15,189
800	Harmonic, Inc.†	5,608
1,225	Harris Corp.	87,980
300	Heartland Payment Systems, Inc.(a)	16,185
24,652	Hewlett-Packard Co.	989,285
1,100	Hutchinson Technology, Inc.†	3,850
1,000	IAC/InterActiveCorp.	60,790
100	ID Systems, Inc.†(a)	669
625	iGATE Corp.†	24,675
1,000	II-VI, Inc.†(a)	13,650
600	Infinera Corp.†(a)	8,832
1,075	Informatica Corp.†	40,995
1,600	Ingram Micro, Inc., Class A†	44,224

Shares		Value
Information Technology (continued)
500	Insight Enterprises, Inc.†	$12,945
1,560	Integrated Device Technology, Inc.†	30,576
400	Integrated Silicon Solution, Inc.	6,628
63,618	Intel Corp.	2,308,697
350	Interactive Intelligence Group, Inc.†(a)	16,765
600	InterDigital, Inc.	31,740
371	Internap Network Services Corp.†	2,953
11,836	International Business Machines Corp.	1,898,968
350	International Rectifier Corp.†	13,965
600	Interphase Corp.†(a)	1,362
850	Intersil Corp., Class A	12,300
3,417	Intuit, Inc.	315,013
381	IPG Photonics Corp.†(a)	28,545
500	Itron, Inc.†	21,145
1,200	Ixia†(a)	13,500
800	IXYS Corp.	10,080
450	j2 Global, Inc.(a)	27,900
2,400	Jabil Circuit, Inc.	52,392
1,000	Jack Henry & Associates, Inc.	62,140
3,203	JDS Uniphase Corp.†(a)	43,945
5,865	Juniper Networks, Inc.	130,907
233	Kemet Corp.†(a)	979
600	Key Tronic Corp.†	4,764
2,023	Keysight Technologies, Inc.†	68,317
525	Kimball Electronics, Inc.†(a)	6,311
1,600	KLA-Tencor Corp.(a)	112,512
983	Knowles Corp.†(a)	23,150
400	Kulicke & Soffa Industries, Inc.†	5,784
1,787	Lam Research Corp.	141,781
200	Lattice Semiconductor Corp.†	1,378
981	Leidos Holdings, Inc.	42,693
675	Lexmark International, Inc., Class A(a)	27,857
2,100	Limelight Networks, Inc.†(a)	5,817
2,650	Linear Technology Corp.	120,840
1,380	LinkedIn Corp., Class A†	317,000
300	Littelfuse, Inc.	29,001
193	Local Corp.†	201
300	LogMeIn, Inc.†(a)	14,802
200	LoJack Corp.†(a)	506
100	LRAD Corp.†(a)	270
650	Manhattan Associates, Inc.†	26,468
300	ManTech International Corp., Class A	9,069
200	Marchex, Inc., Class B	918
5,525	Marvell Technology Group, Ltd.	80,113
13,394	MasterCard, Inc., Class A	1,154,027
400	Mattson Technology, Inc.†	1,360
3,125	Maxim Integrated Products, Inc.	99,594
725	MAXIMUS, Inc.	39,759
1,200	Mentor Graphics Corp.	26,304
100	Mercury Systems, Inc.†	1,392
400	Methode Electronics, Inc.	14,604
600	Micrel, Inc.	8,706
2,537	Microchip Technology, Inc.(a)	114,444
13,752	Micron Technology, Inc.†(a)	481,458
650	Microsemi Corp.†	18,447
112,237	Microsoft Corp.	5,213,409
100	MicroStrategy, Inc., Class A†	16,240
600	MKS Instruments, Inc.	21,960
662	MoneyGram International, Inc.†(a)	6,018
500	Monolithic Power Systems, Inc.	24,870
350	Monotype Imaging Holdings, Inc.	10,090
1,550	Monster Worldwide, Inc.†(a)	7,161
100	MoSys, Inc.†(a)	187
3,235	Motorola Solutions, Inc.	217,004
328	Multi-Fineline Electronix, Inc.†	3,683
200	Nanometrics, Inc.†(a)	3,364

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2014

Shares		Value
Information Technology (continued)
900	NAPCO Security Technologies, Inc.†(a)	$4,230
1,312	National Instruments Corp.	40,790
1,925	NCR Corp.†	56,095
4,200	NetApp, Inc.	174,090
350	NETGEAR, Inc.†	12,453
400	NetScout Systems, Inc.†(a)	14,616
600	NetSuite, Inc.†(a)	65,502
750	NeuStar, Inc., Class A†(a)	20,850
200	Newport Corp.†	3,822
1,000	NIC, Inc.	17,990
50	Novatel Wireless, Inc.†	161
4,325	Nuance Communications, Inc.†(a)	61,718
100	NVE Corp.†	7,079
5,825	NVIDIA Corp.(a)	116,791
21	Oclaro, Inc.†(a)	37
600	OmniVision Technologies, Inc.†	15,600
5,105	ON Semiconductor Corp.†	51,714
45,230	Oracle Corp.	2,033,993
200	OSI Systems, Inc.†	14,154
100	Palo Alto Networks, Inc.†	12,257
425	Pandora Media, Inc.†(a)	7,578
100	PAR Technology Corp.†	615
600	Park Electrochemical Corp.	14,958
4,325	Paychex, Inc.	199,685
400	PCM, Inc.†	3,808
600	Pegasystems, Inc.(a)	12,462
100	Pericom Semiconductor Corp.†	1,354
8	PFSweb, Inc.†	101
33	Pixelworks, Inc.†	150
100	Planar Systems, Inc.†	837
450	Plantronics, Inc.	23,859
300	Plexus Corp.†	12,363
2,225	PMC - Sierra, Inc.†	20,381
1,900	Polycom, Inc.†	25,650
300	Power Integrations, Inc.	15,522
220	PRGX Global, Inc.†(a)	1,258
500	Progress Software Corp.†	13,510
300	PROS Holdings, Inc.†(a)	8,244
1,240	PTC, Inc.†	45,446
40	QAD, Inc., Class B	796
1,000	Qlik Technologies, Inc.†	30,890
1,650	QLogic Corp.†	21,978
21,455	QUALCOMM, Inc.	1,594,750
300	Qualys, Inc.†(a)	11,325
1,275	Rackspace Hosting, Inc.†(a)	59,683
1,000	Rambus, Inc.†(a)	11,090
1,000	RealD, Inc.†(a)	11,800
681	RealNetworks, Inc.†	4,794
625	RealPage, Inc.†(a)	13,725
2,240	Red Hat, Inc.†	154,874
600	RELM Wireless Corp.†(a)	2,880
2,627	RF Micro Devices, Inc.†(a)	43,582
200	Rightside Group, Ltd.†(a)	1,344
1,427	Riverbed Technology, Inc.†	29,125
300	Rogers Corp.†	24,432
300	Rosetta Stone, Inc.†	2,928
1,020	Rovi Corp.†	23,042
340	Rudolph Technologies, Inc.†	3,478
6,600	Salesforce.com, Inc.†	391,446
2,772	SanDisk Corp.	271,601
633	Sanmina Corp.†	14,894
1,650	Sapient Corp.†	41,052
300	ScanSource, Inc.†	12,048
560	Science Applications International Corp.	27,737
600	Semtech Corp.†	16,542

Shares		Value
Information Technology (continued)
300	ServiceNow, Inc.†(a)	$20,355
300	ShoreTel, Inc.†	2,205
122	Shutterstock, Inc.†(a)	8,430
100	Silicon Image, Inc.†	552
500	Silicon Laboratories, Inc.†	23,810
2,307	Skyworks Solutions, Inc.	167,742
800	SolarWinds, Inc.†	39,864
800	Solera Holdings, Inc.	40,944
4,725	Sonus Networks, Inc.†(a)	18,758
650	Spansion, Inc., Class A†	22,243
100	Speed Commerce, Inc.†(a)	309
193	Splunk, Inc.†(a)	11,377
300	SPS Commerce, Inc.†(a)	16,989
100	SS&C Technologies Holdings, Inc.	5,849
3,575	SunEdison, Inc.†(a)	69,748
1,300	SunPower Corp., Class A†(a)	33,579
375	Super Micro Computer, Inc.†	13,080
102	SYKES Enterprises, Inc.†	2,394
8,883	Symantec Corp.	227,893
350	Synaptics, Inc.†	24,094
325	Synchronoss Technologies, Inc.†(a)	13,605
300	SYNNEX Corp.(a)	23,448
1,717	Synopsys, Inc.†	74,638
600	Syntel, Inc.†(a)	26,988
1,025	Take-Two Interactive Software, Inc.†(a)	28,731
325	Tech Data Corp.†(a)	20,550
800	TechTarget, Inc.†	9,096
1,800	Teradata Corp.†(a)	78,624
2,425	Teradyne, Inc.	47,991
100	Tessco Technologies, Inc.	2,900
400	Tessera Technologies, Inc.	14,304
10,110	Texas Instruments, Inc.	540,531
800	TiVo, Inc.†(a)	9,472
2,237	Total System Services, Inc.	75,969
100	Travelzoo, Inc.†	1,262
2,859	Trimble Navigation, Ltd.†	75,878
1,300	TriQuint Semiconductor, Inc.†	35,815
408	Trulia, Inc.†(a)	18,780
1,200	TTM Technologies, Inc.†(a)	9,036
1,100	Twitter, Inc.†(a)	39,457
500	Tyler Technologies, Inc.†	54,720
265	Ultimate Software Group, Inc.†(a)	38,906
427	Unisys Corp.†	12,588
114	United Online, Inc.	1,659
700	Universal Display Corp.†(a)	19,425
66	UTStarcom Holdings Corp.†	187
825	Vantiv, Inc., Class A†(a)	27,984
450	VASCO Data Security International, Inc.†(a)	12,695
400	Veeco Instruments, Inc.†(a)	13,952
1,665	VeriFone Systems, Inc.†	61,938
375	Verint Systems, Inc.†	21,855
1,416	VeriSign, Inc.†(a)	80,712
375	ViaSat, Inc.†(a)	23,636
55	Viasystems Group, Inc.†(a)	895
475	VirnetX Holding Corp.†(a)	2,608
400	Virtusa Corp.†	16,668
6,001	Visa, Inc., Class A	1,573,462
1,806	Vishay Intertechnology, Inc.	25,555
129	Vishay Precision Group, Inc.†	2,214
1,145	VMware, Inc., Class A†(a)	94,485
500	Web.com Group, Inc.†	9,495
458	WebMD Health Corp., Class A†(a)	18,114
2,826	Western Digital Corp.	312,838
4,979	Western Union Co. (The)(a)	89,174
459	WEX, Inc.†	45,404

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2014

Shares		Value
Information Technology (continued)
195	Workday, Inc., Class A†(a)	$15,914
13,095	Xerox Corp.	181,497
3,350	Xilinx, Inc.	145,022
800	XO Group, Inc.†	14,568
11,625	Yahoo!, Inc.†	587,179
241	Yelp, Inc., Class A†(a)	13,190
525	Zebra Technologies Corp., Class A†	40,640
343	Zillow, Inc., Class A†(a)	36,320
7,125	Zynga, Inc., Class A†	18,953
		51,508,919
Materials — 3.5%
381	A Schulman, Inc.	15,442
2,535	Air Products & Chemicals, Inc.	365,623
735	Airgas, Inc.	84,657
1,875	AK Steel Holding Corp.†(a)	11,137
600	Albemarle Corp.(a)	36,078
14,523	Alcoa, Inc.(a)	229,318
1,350	Allegheny Technologies, Inc.	46,940
500	AM Castle & Co.†(a)	3,990
400	American Vanguard Corp.(a)	4,648
550	AptarGroup, Inc.(a)	36,762
914	Ashland, Inc.	109,461
1,100	Avery Dennison Corp.(a)	57,068
675	Axalta Coating Systems, Ltd.†	17,564
575	Axiall Corp.	24,420
348	Balchem Corp.(a)	23,191
1,600	Ball Corp.	109,072
1,150	Bemis Co., Inc.	51,991
400	Berry Plastics Group, Inc.†	12,620
700	Cabot Corp.	30,702
500	Calgon Carbon Corp.†	10,390
500	Carpenter Technology Corp.(a)	24,625
1,800	Celanese Corp., Class A	107,928
600	Century Aluminum Co.†(a)	14,640
619	CF Industries Holdings, Inc.	168,702
1,005	Chemtura Corp.†(a)	24,854
300	Clearwater Paper Corp.†	20,565
1,400	Cliffs Natural Resources, Inc.(a)	9,996
37	Codexis, Inc.†	93
1,110	Coeur Mining, Inc.†(a)	5,672
1,300	Commercial Metals Co.(a)	21,177
400	Compass Minerals International, Inc.	34,732
1,800	Core Molding Technologies, Inc.†	24,840
2,000	Crown Holdings, Inc.†	101,800
716	Cytec Industries, Inc.	33,058
100	Deltic Timber Corp.(a)	6,840
800	Domtar Corp.(a)	32,176
15,261	Dow Chemical Co. (The)	696,054
534	Eagle Materials, Inc.	40,600
1,715	Eastman Chemical Co.(a)	130,100
3,462	Ecolab, Inc.	361,848
11,796	EI du Pont de Nemours & Co.	872,196
1,000	Ferro Corp.†	12,960
550	Flotek Industries, Inc.†(a)	10,301
1,275	FMC Corp.	72,713
13,344	Freeport-McMoRan Copper & Gold, Inc.	311,716
1,000	Friedman Industries, Inc.(a)	7,010
500	Globe Specialty Metals, Inc.	8,615
2,900	Graphic Packaging Holding Co.†	39,498
300	Greif, Inc., Class A	14,169
450	HB Fuller Co.	20,038
2,000	Headwaters, Inc.†	29,980
3,400	Hecla Mining Co.(a)	9,486
300	Horsehead Holding Corp.†(a)	4,749
2,575	Huntsman Corp.(a)	58,658
300	Innophos Holdings, Inc.	17,535

Shares		Value
Materials (continued)
300	Innospec, Inc.	$12,810
910	International Flavors & Fragrances, Inc.(a)	92,238
5,417	International Paper Co.	290,243
400	Intrepid Potash, Inc.†(a)	5,552
138	Kaiser Aluminum Corp.(a)	9,857
950	KapStone Paper and Packaging Corp.	27,844
300	Koppers Holdings, Inc.	7,794
1,100	Louisiana-Pacific Corp.†(a)	18,216
300	LSB Industries, Inc.†(a)	9,432
845	Martin Marietta Materials, Inc.(a)	93,220
300	Materion Corp.(a)	10,569
1,200	McEwen Mining, Inc.†	1,332
1,676	MeadWestvaco Corp.	74,398
380	Minerals Technologies, Inc.	26,391
5,800	Monsanto Co.	692,926
3,975	Mosaic Co. (The)	181,459
200	Myers Industries, Inc.(a)	3,520
300	Neenah Paper, Inc.	18,081
100	NewMarket Corp.(a)	40,353
6,000	Newmont Mining Corp.	113,400
100	NL Industries, Inc.	860
1,000	Noranda Aluminum Holding Corp.	3,520
3,395	Nucor Corp.	166,525
770	Olin Corp.(a)	17,533
300	OM Group, Inc.(a)	8,940
1,875	Owens-Illinois, Inc.†	50,606
1,275	Packaging Corp. of America	99,514
1,000	PH Glatfelter Co.	25,570
1,158	PolyOne Corp.	43,900
1,721	PPG Industries, Inc.	397,809
3,461	Praxair, Inc.	448,407
300	Quaker Chemical Corp.	27,612
500	Rayonier Advanced Materials, Inc.(a)	11,150
1,000	Reliance Steel & Aluminum Co.(a)	61,270
1,364	Rock-Tenn Co., Class A	83,177
900	Rockwood Holdings, Inc.	70,920
900	Royal Gold, Inc.(a)	56,430
1,600	RPM International, Inc.(a)	81,136
300	RTI International Metals, Inc.†(a)	7,578
300	Schweitzer-Mauduit International, Inc.	12,690
700	Scotts Miracle-Gro Co. (The), Class A	43,624
2,525	Sealed Air Corp.(a)	107,136
100	Senomyx, Inc.†(a)	601
500	Sensient Technologies Corp.	30,170
1,072	Sherwin-Williams Co. (The)	281,979
1,300	Sigma-Aldrich Corp.	178,451
700	Silgan Holdings, Inc.	37,520
1,075	Sonoco Products Co.	46,977
2,122	Southern Copper Corp.(a)	59,840
2,800	Steel Dynamics, Inc.	55,272
300	Stepan Co.	12,024
1,600	Stillwater Mining Co.†	23,584
564	SunCoke Energy, Inc.	10,908
900	Tahoe Resources, Inc.(a)	12,483
400	TimkenSteel Corp.	14,812
671	Tredegar Corp.(a)	15,091
500	UFP Technologies, Inc.†(a)	12,293
50	United States Lime & Minerals, Inc.	3,643
1,625	United States Steel Corp.	43,453
900	Valspar Corp.	77,832
1,244	Vulcan Materials Co.	81,768
700	Walter Energy, Inc.	966
1,300	Wausau Paper Corp.(a)	14,781
502	Westlake Chemical Corp.	30,667
7,083	Weyerhaeuser Co., Class REIT	254,209
1,000	Worthington Industries, Inc.(a)	30,090
887	WR Grace & Co.†	84,611

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2014

Shares		Value
Materials (continued)
50	Zep, Inc.	$758
		9,601,323
Telecommunication Services — 2.2%
1,000	8x8, Inc.†	9,160
600	Alaska Communications Systems Group, Inc.†(a)	1,074
67,099	AT&T, Inc.	2,253,855
200	Atlantic Tele-Network, Inc.	13,518
6,610	CenturyLink, Inc.	261,624
1,425	Cincinnati Bell, Inc.†	4,546
500	Cogent Communications Holdings, Inc.(a)	17,695
612	Consolidated Communications Holdings, Inc.(a)	17,032
11,886	Frontier Communications Corp.(a)	79,280
600	General Communication, Inc., Class A†	8,250
2,875	Globalstar, Inc.†	7,877
16	IDT Corp., Class B	325
500	Inteliquent, Inc.	9,815
3,011	Level 3 Communications, Inc.†(a)	148,683
1,611	SBA Communications Corp., Class A†	178,434
400	Spok Holdings, Inc.	6,944
10,622	Sprint Corp.†(a)	44,081
8	Straight Path Communications, Inc.†	152
1,050	Telephone & Data Systems, Inc.	26,513
9,200	T-Mobile US, Inc.†	247,848
300	United States Cellular Corp.†(a)	11,949
54,563	Verizon Communications, Inc.	2,552,457
600	Vonage Holdings Corp.†(a)	2,286
7,091	Windstream Holdings, Inc.(a)	58,430
		5,961,828
Utilities — 3.3%
8,135	AES Corp. (The)	112,019
1,519	AGL Resources, Inc.	82,801
425	ALLETE, Inc.	23,434
1,400	Alliant Energy Corp.	92,988
3,100	Ameren Corp.	143,003
6,405	American Electric Power Co., Inc.	388,912
400	American States Water Co.	15,064
2,300	American Water Works Co., Inc.	122,590
2,151	Aqua America, Inc.	57,432
1,100	Atmos Energy Corp.	61,314
1,000	Avista Corp.	35,350
600	Black Hills Corp.	31,824
525	California Water Service Group	12,920
5,000	Calpine Corp.†	110,650
4,600	CenterPoint Energy, Inc.	107,778
300	Chesapeake Utilities Corp.(a)	14,898
700	Cleco Corp.	38,178
2,850	CMS Energy Corp., Class REIT	99,037
3,850	Consolidated Edison, Inc.(a)	254,139
7,590	Dominion Resources, Inc.	583,671
1,975	DTE Energy Co.	170,581
9,035	Duke Energy Corp.	754,784
11	Dynegy, Inc., Class A†	334
4,050	Edison International	265,194
400	El Paso Electric Co.	16,024
475	Empire District Electric Co.(a)	14,126
2,050	Entergy Corp.	179,334
10,041	Exelon Corp.	372,320
4,280	FirstEnergy Corp.	166,877
16	Genie Energy, Ltd., Class B	99
1,705	Great Plains Energy, Inc.	48,439
1,100	Hawaiian Electric Industries, Inc.	36,828
500	IDACORP, Inc.	33,095
700	Integrys Energy Group, Inc.	54,495
1,800	ITC Holdings Corp.	72,774

Shares		Value
Utilities (continued)
650	Laclede Group, Inc.	$34,580
2,125	MDU Resources Group, Inc.	49,938
450	MGE Energy, Inc.	20,525
950	National Fuel Gas Co.(a)	66,053
400	New Jersey Resources Corp.	24,480
5,607	NextEra Energy, Inc.	595,968
3,915	NiSource, Inc.	166,074
3,867	Northeast Utilities(a)	206,962
300	Northwest Natural Gas Co.	14,970
400	NorthWestern Corp.	22,632
3,877	NRG Energy, Inc.	104,485
300	NRG Yield, Inc., Class A	14,142
2,400	OGE Energy Corp.	85,152
587	ONE Gas, Inc.	24,196
1,000	Ormat Technologies, Inc.(a)	27,180
350	Otter Tail Corp.	10,836
2,650	Pepco Holdings, Inc.	71,365
5,600	PG&E Corp.(a)	298,144
1,000	Piedmont Natural Gas Co., Inc.	39,410
1,300	Pinnacle West Capital Corp.	88,803
700	PNM Resources, Inc.	20,741
1,100	Portland General Electric Co.(a)	41,613
8,925	PPL Corp.	324,245
6,425	Public Service Enterprise Group, Inc.	266,059
2,200	Questar Corp.	55,616
1,379	SCANA Corp.(a)	83,292
3,140	Sempra Energy	349,670
325	South Jersey Industries, Inc.(a)	19,152
11,600	Southern Co. (The)(a)	569,676
475	Southwest Gas Corp.	29,360
2,700	TECO Energy, Inc.	55,323
1,950	UGI Corp.	74,061
550	UIL Holdings Corp.(a)	23,947
933	Vectren Corp.	43,133
1,675	Westar Energy, Inc., Class A(a)	69,077
650	WGL Holdings, Inc.	35,503
2,700	Wisconsin Energy Corp.(a)	142,398
6,350	Xcel Energy, Inc.(a)	228,092
		8,970,159
Total Common Stock		–
(Cost $135,669,187)		273,081,224

SHORT-TERM INVESTMENTS (d) — 11.7%
1,175,472	Northern Trust Institutional Government Select Portfolio, 0.010%	1,175,472
30,860,487	Northern Trust Institutional Liquid Asset Portfolio, 0.010%	30,860,487

Total Short-Term Investments
(Cost $32,035,959)		32,035,959

WARRANTS — 0.0%
183	Dynegy, Inc., Expires 10/04/17†	737
79	Eagle Bulk Shipping, Inc. † Expires	108
1	Magnum Hunter WTS, Expires 04/20/16†	—
7	Tejon Ranch Co., Expires 08/31/16†	12
		857
Total Warrants (Cost $5,144)		857
RIGHTS — 0.0%
United States — 0.0%
116	Furiex Pharmaceuticals† (e)	1,134
1,500	Leap Wireless† (e)	3,780
558	Liberty Broadband Corp. †	5,301
80	Transcept Pharmaceuticals Inc † (e)	—

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2014

Shares	Value

$10,215
Total Rights (Cost $–)	10,215
Total Investments — 111.5%
(Cost $167,710,290)	305,128,255
Other Assets & Liabilities, Net — (11.5)%	(31,447,848)
NET ASSETS — 100.0%	$273,680,407

†	Non-income producing security.
(a)	This security or a partial position of this security is on loan at December 31, 2014. The total market value of securities on loan at December 31, 2014 was $30,150,349 (Note 6).
(b)	Real Estate Investment Trust.
(c)	Rate shown is the 7-day effective yield as of December 31, 2014.
(d)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2014 was $30,860,487.  Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $287,098
 (Note 6).

(e)	Securities fair valued using methods determined in good faith by the Pricing Committee. The total market value of such securities as of December 31, 2014 was $4,914 and represents 0.0% of Net Assets.

LLC— Limited Liability Company
LP — Limited Partnership Investment
Ltd. — Limited
PLC— Public Limited Company

Amounts designated as “—” are either $0, or have been rounded to $0.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments	December 31, 2014

Shares		Value

COMMON STOCK — 96.8%
Australia — 2.1%
15,894	Amcor, Ltd.	$174,871
30,437	AMP, Ltd.	135,559
30,591	Aurizon Holdings, Ltd.	114,480
37,385	Australia & New Zealand Banking Group, Ltd.	972,756
23,272	Bank of Queensland, Ltd.	229,274
1,002	Bendigo and Adelaide Bank, Ltd.	10,419
3,297	Boral, Ltd.	14,149
3,663	Cochlear, Ltd.	231,087
1,566	Commonwealth Bank of Australia	108,804
17,540	Computershare, Ltd.	167,782
3,686	Macquarie Group, Ltd.	173,820
143,347	Qantas Airways, Ltd.†	278,425
125	Ramsay Health Care, Ltd.	5,795
17,214	Stockland(a)	57,527
33,890	Suncorp Group, Ltd.	387,152
9,699	Tabcorp Holdings, Ltd.	32,741
49,466	Tatts Group, Ltd.	139,123
3,879	TPG Telecom, Ltd.	21,219
14,083	Westpac Banking Corp.	378,773
		3,633,756
Austria — 0.5%
31,665	OMV AG	840,811

Belgium — 1.1%
5,944	Ageas	211,341
2,254	Anheuser-Busch InBev NV	253,669
728	Colruyt SA	33,844
4,654	Delhaize Group SA	338,930
1,981	KBC Groep NV	110,560
1,510	Telenet Group Holding NV†	84,738
11,662	UCB SA	886,751
		1,919,833
Bermuda — 1.5%
48,985	Lazard, Ltd., Class A	2,450,719
346,000	Sihuan Pharmaceutical Holdings Group, Ltd.	230,145
		2,680,864
Brazil — 0.7%
48,430	Banco Bradesco SA ADR	647,509
700	Banco Santander Brasil SA	3,545
1,300	Cia de Saneamento Basico do Estado de Sao Paulo	8,319
1,900	Cielo SA	29,785
43,400	Embraer SA	399,028
2,200	JBS SA	9,269
22,500	Kroton Educacional SA	131,198
2,500	Petroleo Brasileiro SA	9,019
500	Porto Seguro SA	5,718
3,100	Transmissora Alianca de Energia Eletrica SA	21,971
		1,265,361
Canada — 7.9%
600	Agrium, Inc.	56,808
17,700	Alimentation Couche Tard, Inc., Class B	741,791
2,300	Atco, Ltd., Class I	94,352
37,000	Bombardier, Inc., Class B	132,165
7,900	CAE, Inc.	102,541
2,400	Canadian Imperial Bank of Commerce	206,245
32,715	Canadian National Railway Co.	2,254,390

Shares		Value
Canada (continued)
20,500	Canadian National Railway Co.	$1,411,956
2,700	Canadian Oil Sands, Ltd.	24,216
1,200	Canadian Pacific Railway, Ltd.	231,107
13,585	Canadian Pacific Railway, Ltd.(b)	2,617,694
300	Canadian Tire Corp., Ltd., Class A	31,694
6,500	Cenovus Energy, Inc.	134,106
7,900	CGI Group, Inc., Class A†	301,163
1,203	Constellation Software, Inc.	357,690
2,600	Dollarama, Inc.	132,932
200	Fairfax Financial Holdings, Ltd.	104,800
8,000	First Capital Realty, Inc.	128,490
3,500	Husky Energy, Inc.	82,846
1,100	Intact Financial Corp., Class Common Subscription Receipt	79,390
10,300	Kinross Gold Corp.†	28,902
9,800	Magna International, Inc.	1,061,906
7,800	Manulife Financial Corp., Class Common Subscription Receipt	148,910
900	Methanex Corp.	41,344
1,600	Onex Corp.	92,904
200	Potash Corp. of Saskatchewan	7,070
1,800	Power Corp of Canada	49,206
7,800	Power Financial Corp.	242,902
20,900	Royal Bank of Canada	1,443,464
15,800	Suncor Energy, Inc.	501,825
4,400	Toronto-Dominion Bank	210,229
15,200	TransAlta Corp(b).	137,635
5,600	Valeant Pharmaceuticals International, Inc.†	801,728
		13,994,401
Cayman Islands — 0.2%
1,500	Baidu, Inc. ADR†	341,955

China — 5.5%
757,000	Agricultural Bank of China, Ltd., Class H	380,745
72,000	ANTA Sports Products, Ltd.	126,567
2,184,000	Bank of China, Ltd., Class H	1,225,812
104,000	Beijing Capital International Airport Co., Ltd., Class H	82,904
144,000	China CITIC Bank Corp., Ltd., Class H	114,802
867,000	China Construction Bank Corp., Class H	708,151
75,000	China Everbright Bank Co., Ltd., Class H	40,632
110,500	China Merchants Bank Co., Ltd., Class H	275,825
143,000	China Railway Group, Ltd., Class H	116,956
115,000	Fosun International	149,900
13,100	Hollysys Automation Technologies, Ltd.†	320,033
1,158,000	Industrial & Commercial Bank of China, Ltd., Class H	845,563
10,000	Jiangsu Expressway Co., Ltd., Class H	11,906
4,500	NetEase, Inc. ADR	446,130
468,542	PICC Property & Casualty Co., Ltd., Class H	904,157
11,000	Shimao Property Holdings, Ltd.	24,360
113,000	SOHO China, Ltd.	79,699
809,500	Sun Art Retail Group, Ltd.(b)	802,425
167,300	Tencent Holdings, Ltd.	2,420,652
17,500	WuXi PharmaTech Cayman, Inc.†(b)	589,225
104,000	Zhejiang Expressway Co., Ltd., Class H	120,439
		9,786,883
Denmark — 5.6%
61,278	Chr Hansen Holding A	2,714,822
1,177	DSV A/S	35,838
5,013	Novo Nordisk A, Class B	212,049

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments	December 31, 2014

Shares		Value
Denmark (continued)
50,150	Novo Nordisk ADR(b)	$2,122,348
44,073	Novozymes A, Class B	1,855,189
12,016	Pandora A	973,983
157,219	TDC A	1,199,095
7,326	Tryg A	818,585
993	Vestas Wind Systems A/S†	36,062
		9,967,971
Finland — 0.8%
3,595	Sampo, Class A	168,298
14,838	Stora Enso OYJ, Class R	132,666
22,596	UPM-Kymmene OYJ	370,308
15,500	Wartsila OYJ Abp	693,754
		1,365,026
France — 2.6%
7,343	Alcatel-Lucent†(b)	26,268
5,948	AXA SA	137,060
2,352	BNP Paribas	138,848
3,747	Christian Dior SA	641,256
5,763	Cie Generale des Etablissements Michelin, Class B(b)	520,208
37,200	Electricite de France SA	1,024,059
4,293	Eutelsat Communications SA(b)	138,835
243	Hermes International	86,528
6,709	LVMH Moet Hennessy Louis Vuitton SA	1,062,720
27,900	Natixis SA	184,102
645	Renault SA	46,980
3,683	Safran SA	227,223
4,436	Societe Generale	185,648
1,037	Sodexo	101,506
72	Unibail-Rodamco SE(a)	18,471
515	Vinci SA	28,120
		4,567,832
Germany — 4.2%
3,334	Allianz SE	552,199
1,798	Axel Springer SE	108,446
9,220	BASF SE	773,384
8,952	Bayer AG	1,220,237
4,584	Bayerische Motoren Werke AG	494,699
2,369	Brenntag AG	132,451
3,327	Celesio AG	107,232
3,209	Continental AG	676,853
2,878	Daimler AG	239,030
3,228	Deutsche Bank AG	96,661
32,424	Deutsche Telekom AG	518,796
37,678	E.ON SE	643,983
12,209	Fresenius SE & Co. KGaA	634,797
3,905	Hannover Rueck SE	352,277
1,031	Muenchener Rueckversicherungs AG	205,311
1,054	SAP AG	73,599
530	Siemens AG	59,468
5,267	TUI AG†	84,633
8,720	Wincor Nixdorf AG	421,108
		7,395,164
Guernsey — 0.0%
7,424	Friends Life Group, Ltd.	42,163

Hong Kong — 3.1%
43,600	Beijing Enterprises Holdings, Ltd.	340,983
308,000	Beijing Enterprises Water Group, Ltd.	208,118
83,500	BOC Hong Kong Holdings, Ltd.	278,234
168,000	China Everbright International, Ltd.	248,035
9,000	China Mobile, Ltd.	105,415
298,000	China Unicom Hong Kong, Ltd.	399,362

Shares		Value
Hong Kong (continued)
6,000	CNOOC, Ltd.	$8,113
806,000	GOME Electrical Appliances Holding, Ltd(b).	117,809
182,000	Guangdong Investment, Ltd.	236,765
150,000	Haier Electronics Group Co., Ltd.	354,853
64,000	Hanergy Thin Film Power Group, Ltd.	23,175
22,800	Hang Seng Bank, Ltd.	378,946
110,000	Hutchison Whampoa, Ltd.	1,257,473
43,000	Kerry Properties, Ltd.	155,122
348,000	Lenovo Group, Ltd.	454,353
284,000	PCCW, Ltd.	193,373
241,500	Techtronic Industries Co.	774,753
		5,534,882
India — 0.8%
27,100	Infosys, Ltd. ADR(b)	852,566
12,900	Tata Motors, Ltd. ADR(b)	545,412
		1,397,978
Indonesia — 0.8%
626,700	Astra International	373,754
463,900	Bank Mandiri	403,425
300,600	Bank Rakyat Indonesia	282,558
688,800	Indofood Sukses Makmur	375,524
		1,435,261
Ireland — 2.6%
126,141	Experian PLC	2,126,358
14,215	Perrigo Co. PLC(b)	2,376,179
		4,502,537
Israel — 0.0%
1,188	Bezeq The Israeli Telecommunication Corp., Ltd.	2,107
14	Delek Group, Ltd.	3,512
		5,619
Italy — 1.1%
14,573	Assicurazioni Generali SpA	299,226
63,189	Enel SPA	281,667
4,300	Fiat Chrysler Automobiles NV†	49,965
205,734	Intesa Sanpaolo SpA	596,816
65,483	Snam SpA	324,091
109,499	Telecom Italia SpA	116,779
151,320	Telecom Italia SpA	126,511
26,586	Terna Rete Elettrica Nazionale SpA	120,758
		1,915,813
Japan — 12.6%
6,000	Aozora Bank, Ltd.	18,573
35,300	Astellas Pharma, Inc.	491,450
7,500	Bridgestone Corp.	260,115
13,700	Brother Industries, Ltd.	248,345
5,900	Calbee, Inc.	203,236
800	Central Japan Railway Co.	119,901
13,400	Citizen Holdings Co., Ltd.	103,105
1,000	Dai Nippon Printing Co., Ltd.	9,007
29,000	Dai-ichi Life Insurance Co., Ltd.	440,216
500	Daikin Industries, Ltd.	32,062
6,000	Daito Trust Construction Co., Ltd.	680,627
11,000	FANUC Corp.	1,813,684
12,000	Fuji Heavy Industries, Ltd.	424,632
40,000	Fujitsu, Ltd.	213,267
28,500	GungHo Online Entertainment, Inc.(b)	103,187
2,600	Hirose Electric Co., Ltd.	301,660
6,000	Hitachi Metals, Ltd.	101,945
89,000	Hitachi, Ltd.	656,888
45,300	INPEX Corp.	504,324
84,200	ITOCHU Corp.	898,843

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments	December 31, 2014

Shares		Value
Japan (continued)
3,000	Japan Airlines Co., Ltd.	$88,947
32,000	Japan Tobacco, Inc.	880,729
38,300	JFE Holdings, Inc.	854,124
17,000	JGC Corp.	349,976
3,500	JSR Corp.	60,075
3,000	Kamigumi Co., Ltd.	26,723
32,000	Kansai Paint Co., Ltd.	495,743
12,000	Keikyu Corp.	88,786
11,000	Keisei Electric Railway Co., Ltd.	133,754
300	Keyence Corp.	133,679
8,000	Kikkoman Corp.	196,072
77,000	Kobe Steel, Ltd.	132,633
7,200	Koito Manufacturing Co., Ltd.	220,261
2,400	Lawson, Inc.	145,028
2,200	Makita Corp.	99,136
4,300	Maruichi Steel Tube, Ltd.	91,518
6,600	Mazda Motor Corp.	158,503
3,200	Miraca Holdings, Inc.	137,661
1,500	Mitsubishi Motors Corp.	13,703
97,000	Mitsubishi UFJ Financial Group, Inc.	532,940
7,200	MS&AD Insurance Group Holdings, Inc.	170,627
6,000	NH Foods, Ltd.	131,270
9,900	NHK Spring Co., Ltd.	86,143
1,400	Nidec Corp.	90,420
1,000	Nippon Paint Holdings Co., Ltd.	28,978
9,000	Nippon Steel & Sumitomo Metal Corp.	22,326
14,000	Nippon Yusen KK	39,543
112,700	Nissan Motor Co., Ltd.	982,943
7,200	Nitto Denko Corp.	402,304
129,100	Nomura Holdings, Inc.	730,581
2,200	Nomura Research Institute, Ltd.	67,287
600	Oriental Land Co., Ltd.	138,368
7,200	ORIX Corp.	90,596
1,600	Otsuka Corp.	50,734
22,300	Resona Holdings, Inc.	112,649
46,300	Ricoh Co., Ltd.	468,049
1,900	Santen Pharmaceutical Co., Ltd.	102,286
1,200	Seiko Epson Corp.	50,213
31,400	Sekisui House, Ltd.	413,161
12,200	Seven & I Holdings Co., Ltd.	438,850
1,800	Shimamura Co., Ltd.	155,335
1,400	Shimano, Inc.	181,330
500	SMC Corp.	131,112
13,600	Softbank Corp.	809,517
12,900	Sundrug Co., Ltd.	527,328
4,800	Suntory Beverage & Food, Ltd.	165,837
44,300	Sysmex Corp.	1,966,145
10,300	T&D Holdings, Inc.	123,475
22,000	Taiheiyo Cement Corp.	69,022
11,000	Taisei Corp.	62,392
1,900	THK Co., Ltd.	45,661
4,400	Toho Co., Ltd.	99,834
4,100	Tokio Marine Holdings, Inc.	133,158
1,500	Toyota Motor Corp.	93,476
13,700	USS Co., Ltd.	210,496
34,700	Yahoo Japan Corp.	124,362
13,000	Yamaguchi Financial Group, Inc.	133,603
14,000	Yokohama Rubber Co., Ltd.	127,475
		22,241,944
Malaysia — 0.1%
105,800	Genting BHD	268,016

Mexico — 1.9%
277,900	Alfa SAB de CV, Class A†	620,454
94,700	Cemex SAB de CV, Class Preference†	96,537

Shares		Value
Mexico (continued)
28,900	Controladora Comercial Mexicana SAB de CV	$102,211
11,300	Gruma SAB de CV, Class B	120,493
21,000	Grupo Aeroportuario del Pacifico SAB de CV, Class B	131,975
4,700	Grupo Carso SAB de CV	23,125
138,800	Grupo Financiero Banorte SAB de CV, Class O	763,912
17,700	Grupo Televisa SAB†	120,677
46,000	OHL Mexico SAB de CV†	85,273
22,300	Promotora y Operadora de Infraestructura SAB de CV†	268,121
483,800	Wal-Mart de Mexico SAB de CV	1,040,152
		3,372,930
Netherlands — 5.9%
19,302	Aegon NV	145,074
5,175	Airbus Group NV	255,842
24,755	ASML Holding NV, Class G(b)	2,669,332
13,620	Core Laboratories NV(b)	1,639,031
15,599	Delta Lloyd NV	343,028
2,192	Heineken Holding NV	137,223
721	Heineken NV	51,197
70,816	ING Groep NV, CVA†	914,921
12,949	Randstad Holding NV	623,061
4,649	Royal Dutch Shell PLC, Class A	155,151
7,272	Royal Dutch Shell PLC, Class B	251,256
44,150	Sensata Technologies Holding NV†(b)	2,313,901
48,470	Yandex NV, Class A†(b)	870,521
		10,369,538
New Zealand — 0.1%
5,808	Fletcher Building, Ltd.	37,420
1,936	Ryman Healthcare, Ltd.	12,842
22,808	Spark New Zealand, Ltd.	55,290
		105,552
Norway — 1.0%
11,677	DnB NOR ASA	172,243
4,106	Norsk Hydro ASA	23,129
25,123	Orkla ASA(b)	171,024
67,347	Statoil ASA	1,185,768
6,693	Telenor ASA(b)	135,390
131	Yara International ASA(b)	5,834
		1,693,388
Panama — 0.3%
19,100	Banco Latinoamericano de Comercio Exterior SA, Class E	574,910

Russia — 0.4%
39	AK Transneft OAO†	80,150
1,627,000	Federal Hydrogenerating Company (Rushydro)†	14,176
12,613	Lukoil OAO ADR	483,709
4,440	Moscow Exchange MICEX-RTS OAO	4,281
610	Severstal PAO	4,954
179,900	Surgutneftegas†	69,459
8,610	Tatneft†	32,221
		688,950
Singapore — 0.6%
41,100	Keppel Corp., Ltd.	273,947
8,000	StarHub, Ltd.	24,995
40,400	United Overseas Bank, Ltd.	745,544
		1,044,486

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments	December 31, 2014

Shares		Value
South Africa — 2.4%
14,890	Coronation Fund Managers, Ltd.	$147,357
150,806	FirstRand, Ltd.	655,585
47,583	Growthpoint Properties, Ltd.(a)	113,057
7,736	Liberty Holdings, Ltd.	81,976
921	Mr Price Group, Ltd.	18,631
62,633	Netcare, Ltd.	204,692
23,900	Redefine Properties, Ltd.(a)	22,106
54,485	Remgro, Ltd.	1,191,952
22,223	Sanlam, Ltd.	133,722
12,559	Sasol, Ltd.	468,738
72,290	Shoprite Holdings, Ltd.	1,046,235
7,749	Vodacom Group, Ltd.	85,745
		4,169,796
South Korea — 2.0%
2,599	Daewoo Securities Co., Ltd.†	22,967
100	Dongbu Insurance Co., Ltd.†	4,994
1,500	Hanwha Corp.†	42,410
1,790	Hyundai Motor Co.†	273,433
4,500	Industrial Bank of Korea†	57,567
1,000	Kangwon Land, Inc.†	27,563
1,947	KB Financial Group, Inc.†	63,655
21,079	Korea Electric Power Corp.†	812,238
800	KT&G Corp.†	55,547
21,270	LG Display Co., Ltd.†	645,106
106	Mirae Asset Securities Co., Ltd.†	4,124
699	NAVER Corp.†	447,664
100	Samsung Electronics Co., Ltd.	120,224
1,504	Samsung Securities Co., Ltd.†	60,477
683	Shinhan Financial Group Co., Ltd.†	27,453
8,705	SK Hynix, Inc.†	372,012
3,900	SK Networks Co., Ltd.†	31,437
1,610	SK Telecom Co., Ltd.	393,795
1,492	Woori Bank†	13,574
		3,476,240
Spain — 3.3%
1,509	ACS Actividades de Construccion y Servicios SA	52,596
3,114	Amadeus IT Holding SA, Class A	124,023
18,044	Banco Bilbao Vizcaya Argentaria SA	170,415
172,372	Banco Santander SA	1,446,742
76,500	Bankinter SA	614,581
12,509	CaixaBank SA	65,546
6,731	Enagas SA	212,303
31,536	Ferrovial SA	623,411
14,585	Grifols SA	581,995
68,157	Inditex SA(b)	1,944,210
		5,835,822
Sweden — 2.5%
7,022	Boliden AB	112,245
8,920	Electrolux AB, Class B	260,636
9,501	Elekta AB, Class B	97,030
11,068	Hennes & Mauritz AB, Class B	459,820
22,941	Husqvarna AB, Class B	168,627
2,360	Nordea Bank AB	27,319
3,181	Sandvik AB	30,929
26,151	Skandinaviska Enskilda Banken AB, Class A	332,080
68,279	Svenska Cellulosa AB, Class B	1,472,006
1,181	Svenska Handelsbanken AB, Class A	55,257
52,546	Swedbank AB, Class A	1,303,715
2,313	Telefonaktiebolaget LM Ericsson, Class B	28,006
17,435	TeliaSonera AB	112,096
		4,459,766

Shares		Value
Switzerland — 7.4%
23,605	ACE, Ltd.	$2,711,742
1,750	Actelion, Ltd.	201,462
10,718	Aryzta AG	823,673
4,381	Credit Suisse Group AG	110,056
3,598	Lonza Group AG	405,105
33,912	Nestle SA	2,472,219
10,624	Novartis AG	985,307
5,037	Roche Holding AG	1,364,736
932	SGS SA	1,903,116
17,091	STMicroelectronics NV	127,525
2,420	Swatch Group AG (The)	1,075,101
1,556	Swiss Re, Ltd.	130,349
21,630	UBS AG	356,929
1,295	Zurich Insurance Group AG	404,691
		13,072,011
Taiwan — 3.7%
14,000	Advanced Semiconductor Engineering, Inc.	16,627
93,000	Asia Cement Corp.	114,524
4,000	Asustek Computer, Inc.	43,644
222,000	AU Optronics Corp.	112,680
32,000	Chicony Electronics Co., Ltd.	89,108
36,000	China Motor Corp.	31,798
18,000	China Steel Corp.	14,931
204,000	Chunghwa Telecom Co., Ltd.	604,663
36,000	Far Eastern New Century Corp.	35,606
36,000	Innolux Corp.	17,399
2,000	Novatek Microelectronics Corp.	11,176
61,000	Pegatron Corp.	139,430
1,000	Phison Electronics Corp.	6,861
30,000	Realtek Semiconductor Corp.	99,625
17,000	Ruentex Industries, Ltd.	35,649
446,000	Shin Kong Financial Holding Co., Ltd.	126,332
132,000	SinoPac Financial Holdings Co., Ltd.	54,091
21,000	Standard Foods Corp.	46,519
260,000	Taiwan Business Bank†	75,324
4,000	Taiwan Cement Corp.	5,468
56,000	Taiwan Cooperative Financial Holding Co., Ltd.	28,788
205,320	Taiwan Semiconductor Manufacturing Co., Ltd. ADR(b)	4,595,062
13,000	Transcend Information, Inc.	40,340
21,000	Uni-President Enterprises Corp.	33,210
54,000	Vanguard International Semiconductor Corp.	88,362
92,000	WPG Holdings, Ltd.	106,807
		6,574,024
Thailand — 0.2%
525,500	Krung Thai Bank PCL	360,523

Turkey — 0.3%
117,400	Haci Omer Sabanci Holding AS	509,600

United Kingdom — 9.8%
4,469	3i Group PLC	31,161
5,916	Aberdeen Asset Management PLC	39,531
1,241	Admiral Group PLC	25,459
2,362	AMEC PLC	31,194
6,698	ARM Holdings PLC	102,897
43,165	ARM Holdings PLC ADR	1,998,540
5,468	AstraZeneca PLC	386,210
25,411	BAE Systems PLC	185,836
2,885	BHP Billiton PLC	61,830
218,560	BP PLC	1,387,329

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments	December 31, 2014

Shares		Value
United Kingdom (continued)
32,861	British American Tobacco PLC	$1,780,772
17,245	British Sky Broadcasting Group PLC	240,677
206,854	BT Group PLC, Class A	1,286,648
1,006	Burberry Group PLC	25,524
1,865	Capita Group PLC (The)	31,272
46,348	Centrica PLC	200,754
10,611	Diageo PLC	303,975
11,400	easyJet PLC	295,022
105,800	G4S PLC	456,382
23,919	GlaxoSmithKline PLC	513,150
54,521	HSBC Holdings PLC	515,211
19,356	ICAP PLC	135,534
28,456	Indivior PLC†	66,261
52,200	International Consolidated Airlines Group SA†	392,966
9,448	ITV PLC	31,516
6,577	Legal & General Group PLC	25,395
292,790	Lloyds Banking Group PLC†	344,398
4,849	London Stock Exchange Group PLC	166,850
10,548	National Grid PLC	149,669
1,027	Next PLC	108,921
1,640	Persimmon PLC	40,055
50,856	Prudential PLC	1,175,767
28,456	Reckitt Benckiser Group PLC	2,304,767
1,291	Rio Tinto PLC	59,511
37,879	Rolls-Royce Holdings PLC	508,861
3,902	Scottish & Southern Energy PLC	98,592
10,258	Segro PLC(a)	58,765
35,496	Smith & Nephew PLC	640,084
2,828	Travis Perkins PLC	81,401
20,089	Vodafone Group PLC	68,878
1,826	Weir Group PLC	52,362
45,742	WH Smith PLC	956,544
		17,366,471
United States — 1.2%
46,875	Coca-Cola Enterprises, Inc.	2,072,812

Total Common Stock		–
(Cost $173,938,457)		170,850,889

SHORT-TERM INVESTMENTS (c) — 14.0%
1,773,196	Northern Trust Institutional Government Select Portfolio, 0.010%	1,773,196
22,850,165	Northern Trust Institutional Liquid Asset Portfolio, 0.010%(d)	22,850,165

Total Short-Term Investments
(Cost $24,623,361)		24,623,361

PREFERRED STOCK — 1.2%
Brazil — 0.5%
3,200	AES Tiete SA	21,813
1,100	Banco Bradesco SA, Class Preference	14,508
9,200	Cia Brasileira de Distribuicao, Class Preference	341,357
600	Cia Energetica de Minas Gerais	2,966
5,700	Cia Energetica de Sao Paulo, Class Preference	57,489
5,600	Itau Unibanco Holding SA	72,892
19,900	Itausa - Investimentos Itau SA	70,296
2,000	Metalurgica Gerdau SA, Class A	8,502
83,000	Petroleo Brasileiro SA	312,866
3,600	Suzano Papel e Celulose SA, Class A	15,236

Shares		Value
Brazil (continued)
1,900	Vale SA	$13,745
		931,670
Germany — 0.5%
8,063	Henkel AG & Co. KGAA	868,532

Russia — 0.1%
174,500	Surgutneftegas†	83,029

South Korea — 0.1%
300	Hyundai Motor Co.†	34,254
400	Hyundai Motor Co.†	48,655
162	Samsung Electronics Co., Ltd., Class Preference	152,372
		235,281
Total Preferred Stock
(Cost $2,622,175)		2,118,512

EXCHANGE TRADED FUND — 0.5%
29,913	iShares MSCI India ETF(b)	900,082

Total Exchange Traded Fund
(Cost $907,190)		900,082
RIGHT — 0.0%
Spain — 0.0%
18,044	Banco Bilbao Vizcaya Argentaria SA†	1,725

Total Right (Cost $–)		1,725

PRIVATE COMPANY — 0.0%
Malta — 0.0%
4,007	BGP Holdings PLC†(e)	—
Total Private Company
(Cost $–)		—
Total Investments — 112.5%
(Cost $202,091,183)		198,494,569
Other Assets & Liabilities, Net — (12.5)%		(22,075,747)
NET ASSETS — 100.0%		$176,418,822

†	Non-income producing security.
(a)	Real Estate Investment Trust.
(b)	This security or a partial position of this security is on loan at December 31, 2014. The total market value of securities on loan at December 31, 2014 was $21,689,780 (Note 6).
(c)	Rate shown is the 7-day effective yield as of September 30, 2014.
(d)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2014 was $22,850,165.  Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $19,883
(Note 6).

(e)	Securities fair valued using methods determined in good faith by the Pricing Committee. The total market value of such securities as of December 31, 2014 was $0 and represented 0.0% of Net Assets.

ADR — American Depositary Receipt
ETF — Exchange Traded Fund
Ltd. — Limited
PLC — Public Limited Company

Amounts designated as “—“ are either $0 or have been rounded to $0.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments	December 31, 2014

The following is a summary of the inputs used as of September 30, 2014 valuing the Portfolio’s investments carried at value:

Investments in Securities	Level 1	Level 2		Level 3		Total
Common Stock	$—	$—		$—		$—
Australia	—	3,633,756	*	—		3,633,756
Austria	—	840,811	*	—		840,811
Belgium	—	1,919,833	*	—		1,919,833
Bermuda	2,450,719	230,145	*	—		2,680,864
Brazil	1,265,361	—		—		1,265,361
Canada	13,994,401	—		—		13,994,401
Cayman Islands	341,955	—		—		341,955
China	1,355,388	8,431,495	*	—		9,786,883
Denmark	2,122,348	7,845,623	*	—		9,967,971
Finland	—	1,365,026	*	—		1,365,026
France	—	4,567,832	*	—		4,567,832
Germany	84,633	7,310,531	*	—		7,395,164
Guernsey	—	42,163	*	—		42,163
Hong Kong	—	5,534,882	*	—		5,534,882
India	1,397,978	—		—		1,397,978
Indonesia	—	1,435,261	*	—		1,435,261
Ireland	2,376,179	2,126,358	*	—		4,502,537
Israel	—	5,619	*	—		5,619
Italy	—	1,915,813	*	—		1,915,813
Japan	—	22,241,944	*	—		22,241,944
Malaysia	—	268,016	*	—		268,016
Mexico	3,372,930	—		—		3,372,930
Netherlands	7,492,785	2,876,753	*	—		10,369,538
New Zealand	—	105,552	*	—		105,552
Norway	—	1,693,388	*	—		1,693,388
Panama	574,910	—		—		574,910
Russia	684,669	4,281	*	—		688,950
Singapore	—	1,044,486	*	—		1,044,486
South Africa	—	4,169,796	*	—		4,169,796
South Korea	13,574	3,462,666	*	—		3,476,240
Spain	—	5,835,822	*	—		5,835,822
Sweden	—	4,459,766	*	—		4,459,766
Switzerland	2,711,742	10,360,269	*	—		13,072,011
Taiwan	4,595,062	1,978,962	*	—		6,574,024
Thailand	—	360,523	*	—		360,523
Turkey	—	509,600	*	—		509,600
United Kingdom	2,064,801	15,301,670	*	—		17,366,471
United States	2,072,812	—		—		2,072,812
Total Common Stock	48,972,247	121,878,642		—		170,850,889
Short-Term Investments	24,623,361	—		—		24,623,000
Preferred Stock	1,014,699	1,103,813	*	—		2,118,512
Exchange Traded Fund	900,082	—		—		900,082
Right	—	1,725		—		1,725
Private Company
Malta	—	—		—	^	—
Total Investments in Securities	$75,510,389	$122,984,180		$—		$198,494,569

*	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of local trading through the application of a third-party vendor.
^	This security was categorized as Level 3 and had a market value of $0 as of December 31, 2014 and the value has remained $0 throughout the period ended December 31, 2014. There were no accrued discounts/premiums, realized gain/(loss), change in unrealized appreciation/(depreciation), purchases, sales or transfers in or out of Level 3 during the period ended December 31, 2014.

For the period ended December 31, 2014, the transfers out of Level 1 and into Level 2 were $0 and the transfers out of Level 2 into Level 1 were $(0). The transfers were related to the fair value of certain foreign securities.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last disclosed such procedures in the definitive proxy statement filed with the SEC on March 29, 2011.

Item 11.	Controls and Procedures.

(a)
The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Mutual Funds, Inc.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz, President
(principal executive officer)

Date: March 11, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz, President
(principal executive officer)

Date: March 11, 2015

By (Signature and Title)*	/s/ Michael Wauters
Michael Wauters, Treasurer
(principal financial officer)

Date: March 11, 2015

*     Print the name and title of each signing officer under his or her signature.